UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07121)

Exact name of registrant as specified in charter:	Putnam Asset Allocation Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2013

Date of reporting period :	October 1, 2012 — September 30, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PACAX

Putnam Dynamic Asset Allocation Conservative Fund

Annual report
9|30|13

A world of investing.™

Putnam INVESTMENTS

ASSET ALLOCATION FUNDS invest in a mix of many different types of investments to help weather changing market environments.

Putnam Dynamic
Asset Allocation
Conservative Fund

Annual report
9 | 30 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Important notice regarding Putnam’s privacy policy	17

Trustee approval of management contract	18

Financial statements	23

Federal tax information	109

About the Trustees	110

Officers	112

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Lower-rated bonds may offer higher yields in return for more risk. Funds that invest in government securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk and the risk that they may increase in value less when interest rates decline and decline in value more when interest rates rise. Allocation of assets among permitted asset categories may hurt performance. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is greater for longer-term bonds, and credit risk is greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. Stock and bond prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Political events, including the 16-day partial shutdown of the federal government in October, have created an unpredictable environment for investors. Generally, investors prefer clarity, and the drawn-out political wrangling and lack of resolution of the budget and debt ceiling have obscured the way forward for many.

Still, markets have shown remarkable resiliency this year, with the S&P 500 Index up approximately 25% as of October 31, 2013. Corporate balance sheets appear to be healthy, and profits remain strong. Moreover, the Federal Reserve has pledged to maintain an aggressive monetary stimulus policy until the U.S. economic recovery establishes a firm footing.

Of course, it is impossible to predict political and economic outcomes, but we know from past experience the value of maintaining a long-term perspective when it comes to investing. At Putnam, our investment professionals combine in-depth fundamental research, active investing, and risk management strategies that can serve investors well in any market. By integrating investment innovation with alternative approaches, we offer a diverse set of products for a wide range of financial goals.

We also strongly emphasize the importance of seeking the guidance of a financial advisor who can help you work toward your investment goals based on your individual time horizon and tolerance for risk.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who has retired from the Board of Trustees, for her 20 years of dedicated service.

Putnam Dynamic Asset Allocation Conservative Fund

A diversified portfolio to help investors preserve wealth

Putnam Dynamic Asset Allocation Conservative Fund is designed for investors seeking total return consistent with preservation of capital. The fund's target mix of 70% bonds and 30% stocks has been developed to pursue this goal while moderating investment volatility.

The managers believe that spreading fund holdings across a variety of asset classes can help to smooth performance compared with the more extreme market ups and downs that can happen when investing in only one type of asset.

Active global research guides our portfolio decisions

Today, trends can spread quickly from one part of the world to affect markets everywhere. The five portfolio managers of Putnam's Global Asset Allocation group have an experienced awareness of how opportunities and risks are connected across borders. They follow a disciplined process to adjust the portfolio as market conditions change.

Featured from left to right:

James A. Fetch
(industry since 1994)

Robert J. Kea, CFA®
(industry since 1988)

Joshua B. Kutin, CFA®
(industry since 1998)

Robert J. Schoen
(industry since 1990)

Jason R. Vaillancourt, CFA®
(industry since 1993)

Diversification can help to reduce volatility over time

With today's market volatility, investors should consider evaluating the effectiveness of a portfolio over a full market cycle. Recent history has demonstrated that a more diversified portfolio can outperform in the long run.

Diversified portfolios outperformed the all-stock portfolio

Cumulative returns: 12/31/99–9/30/13

25/75 Portfolio
60/40 Portfolio
S&P 500 Index total return
120%
90%
60%
30%
0%
-30%
-60%
12/99
12/01
12/03
12/05
12/07
12/09
12/11
9/13

Note: 25/75 → 25% S&P 500 Index, 75% Barclays U.S. Aggregate Bond Index; 60/40 → 60% S&P 500 Index, 40% Barclays U.S. Aggregate Bond Index. Past performance is not indicative of future results. Other asset allocations may have had different returns during those time periods.

2 Dynamic Asset Allocation Conservative Fund

Dynamic Asset Allocation Conservative Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Putnam Conservative Blended Benchmark is administered by Putnam Management and comprises 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

4	Dynamic Asset Allocation Conservative Fund

Interview with your fund’s portfolio manager

How did Putnam Dynamic Asset Allocation Conservative Fund perform for the 12 months ended September 30, 2013?

For the majority of the period, the fund maintained a slight overweight to equities and high-yield bonds. This allocation strategy was favorable as riskier assets generally outperformed during the period. Putnam Dynamic Asset Allocation Conservative Fund’s class A shares returned 6.46% at net asset value for the 12 months ended September 30, 2013. The fund outperformed both the Barclays U.S. Aggregate Bond Index, its primary benchmark, and its secondary benchmark, the Putnam Conservative Blended Benchmark.

How would you describe the environment for capital markets during the period?

Equity markets experienced several sharp shifts during the period. As we think back to the beginning of the period, there was much Wall Street concern regarding the fiscal cliff in the fall of 2012. This created investor anxiety and market volatility. In the first three months of the reporting period, U.S. stocks were flat. After a lackluster fourth quarter of 2012, stocks advanced during the first three months of 2013, with few meaningful pullbacks and limited volatility. However, the leading sectors were defensive ones, including consumer staples and health care. This may have been an indication that investors, while willing to return to equities, remained cautious

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/13. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 16.

Dynamic Asset Allocation Conservative Fund	5

and skeptical about the prospects for U.S. economic growth.

Then, in the spring, markets began to experience weaker performance. This was linked to the Fed’s talk of reducing its massive quantitative easing [QE] program in the May–June time frame. After Fed Chairman Ben Bernanke clarified his comments, markets rallied in July. In August, the Syrian crisis sparked more volatility with the threat of U.S. military intervention. By September, the Syrian crisis had faded, creating a rally in equity markets once again. In September, the Fed decided at its policy meeting to continue its bond-buying program at the pace of $85 billion per month, noting a more uneven economic climate than it had expected based on a weak September unemployment report along with the potential for fiscal discord in Washington. This sent equity prices even higher.

Investors immediately began trying to assess when the central bank would begin tapering its bond purchases. Bernanke indicated that the board could still make its first reduction in purchases before year-end. However, he stressed that the Fed is looking for confirmation of a pickup in economic growth, sustained job gains, and proof that the inflation rate is moving toward the central bank’s 2% target.

What were the main drivers of performance relative to the secondary custom benchmark during the period?

Within equities, positive security selection, as well as a slight overweight to small-cap stocks, aided returns. Security selection in large-cap, small-cap, and international equities helped performance relative to the custom benchmark. A small overweight allocation to both U.S. large-cap and international equities aided performance.

Allocations are shown as a percentage of the fund’s net assets as of 9/30/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Dynamic Asset Allocation Conservative Fund

Within the fund’s fixed-income allocation, we held a sizable tactical overweight to high-yield bonds, choosing to focus on credit risk rather than interest-rate risk. We rightly believed that high-yield bonds would outperform the more interest-rate-sensitive areas of the market such as U.S. Treasuries.

What was your strategy in commodities?

On a strategic basis, commodities may make up a smaller slice of the portfolio than stocks and bonds. The fund may hold commodities to enhance diversification, because the performance of commodities is not highly correlated with stocks or bonds. Commodity prices were hit hard during the past 12 months, as a result of slowing demand from China and the move out of gold into riskier assets such as equities.

Did your asset allocation strategy change at all during the period?

In the last weeks of the period, we decided to reduce our overweight to equities, acknowledging the run-up in equity prices and also expressing our concerns about the fiscal deadlock in our nation’s capital. In fact, by the end of the fourth quarter of the fund’s fiscal year, we had moved toward a slightly underweight allocation to equities, removed any exposure to commodities, and narrowed our underweight to interest-rate-sensitive fixed-income assets, creating a more neutral overall positioning relative to the benchmarks.

This table shows the fund’s top 10 individual holdings and the percentage of the fund’s net assets that each represented as of 9/30/13. Short-term holdings, TBA commitments and derivatives, if any, are excluded. Holdings may vary over time.

Dynamic Asset Allocation Conservative Fund	7

How did you use derivatives during the period?

We used futures contracts to manage exposure to market risk, equitize cash holdings, hedge prepayment and interest rate risk and gain exposure to interest rates. We also owned credit default swaps to hedge credit risk and market risk, or to gain exposures to certain securities or groups of securities.

What are your thoughts on the recent volatility and the future course for U.S. interest rates?

The Fed’s talk of reducing stimulus during the May–June time frame triggered unease among bond investors, and the rise in yields that we saw during that period was dramatic. When the Fed chose not to reduce its bond purchases in September, yields decreased partially — retracing their earlier move.

In our opinion, the Fed concluded this past spring that the economy had entered a much healthier phase than when the latest round of QE began in late 2012, and that if the pace of improvement continued, it would be prudent to begin dialing back its bond-buying program. However, as I mentioned, at its September meeting, the central bank decided to wait for further evidence of improvement in economic growth and the labor market before setting a timetable for tapering. In short, Fed officials now appear more concerned about softness in recent economic data.

After the close of the period, President Barack Obama nominated Janet Yellen as Fed chairman. If she is confirmed by Congress, Yellen would succeed Bernanke, who completes his second term on January 31, 2014. Yellen, vice chairman of the Fed, is considered by many investors to be as equally

This chart shows how the fund’s top weightings have changed over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Dynamic Asset Allocation Conservative Fund

dovish as Bernanke, so it may be that QE will be with us for a while.

The fund modestly increased its distribution rate during the period. What led to that decision?

In June, we increased the fund’s monthly distribution rate per class A share from $0.013 to $0.015, due to an increase in interest and dividend income earned in the fund. Similar changes were made to the other classes.

What is your outlook?

As we know, markets dislike uncertainty, but unfortunately that remains the current state of affairs in the investment environment as we move into the fourth quarter. We expect further turmoil in Washington as lawmakers work toward a budget resolution and to raise the debt ceiling. Given this dynamic and the run-up in stock prices over the past few quarters, we believe investors may feel the time is coming for the equity market to give back some of its gains. Equity prices are not overly expensive, in our view, but they’re not cheap, either. On a global basis, given the uncertain fiscal, monetary, and macroeconomic picture, we believe hewing close to neutral in our asset allocation strategy is the wisest course at present.

Thank you, Bob, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

ABOUT DERIVATIVES

Derivatives are an increasingly common type of investment instrument, the performance of which is derived from an underlying security, index, currency, or other area of the capital markets. Derivatives employed by the fund’s managers generally serve one of two main purposes: to implement a strategy that may be difficult or more expensive to invest in through traditional securities, or to hedge unwanted risk associated with a particular position.

For example, the fund’s managers might use currency forward contracts to capitalize on an anticipated change in exchange rates between two currencies. This approach would require a significantly smaller outlay of capital than purchasing traditional bonds denominated in the underlying currencies. In another example, the managers may identify a bond that they believe is undervalued relative to its risk of default, but may seek to reduce the interest-rate risk of that bond by using interest-rate swaps, a derivative through which two parties “swap” payments based on the movement of certain rates. In other examples, the managers may use options and futures contracts to hedge against a variety of risks by establishing a combination of long and short exposures to specific equity markets or sectors.

Like any other investment, derivatives may not appreciate in value and may lose money. Derivatives may amplify traditional investment risks through the creation of leverage and may be less liquid than traditional securities. And because derivatives typically represent contractual agreements between two financial institutions, derivatives entail “counterparty risk,” which is the risk that the other party is unable or unwilling to pay. Putnam monitors the counterparty risks we assume. For example, Putnam often enters into collateral agreements that require the counterparties to post collateral on a regular basis to cover their obligations to the fund.

Dynamic Asset Allocation Conservative Fund	9

Portfolio Manager Robert J. Kea is Co-Head of Global Asset Allocation at Putnam. He holds an M.B.A. from the Bentley University Graduate School of Business and a B.A. from the University of Massachusetts, Amherst. A CFA charterholder, he joined Putnam in 1989 and has been in the investment industry since 1988.

In addition to Bob, your fund’s portfolio managers are James A. Fetch; Joshua B. Kutin, CFA; Robert J. Schoen; and Jason R. Vaillancourt, CFA.

IN THE NEWS

With the U.S. Federal Reserve facing the formidable challenge of starting to unwind its unprecedented monetary stimulus program, President Barack Obama in October nominated Janet Yellen to chair the world’s most powerful central bank. Ben Bernanke completes his second four-year term as Fed chairman on January 31, 2014. If she receives congressional confirmation, Yellen, vice chairman of the Fed since 2010 and a key architect of the central bank’s $85-billion-a-month asset-purchase program, would become the first woman to lead the central bank in its 100-year history. Bernanke, who led the Fed in its efforts to help the U.S. economy withstand the worst financial crisis since the 1930s, has said that the central bank will not taper its monthly bond purchases until U.S. economic data, particularly with respect to employment, show further improvement. The Fed has also pledged to hold short-term interest rates near zero until the nation’s unemployment rate, which stood at 7.2% as of September 30, 2013, reaches 6.5%, provided inflation remains in check.

10	Dynamic Asset Allocation Conservative Fund

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2013, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, class R5, class R6, and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class R5	Class R6	Class Y
(inception dates)	(2/7/94)		(2/18/94)		(9/1/94)		(2/7/95)		(1/21/03)	(7/2/12)	(7/2/12)	(7/14/94)

	Before	After					Before	After	Net	Net	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value	value	value

Annual average
(life of fund)	5.92%	5.60%	5.13%	5.13%	5.12%	5.12%	5.38%	5.19%	5.76%	6.20%	6.20%	6.20%

10 years	66.05	56.50	54.19	54.19	54.29	54.29	58.01	52.48	65.17	71.19	71.31	71.07
Annual average	5.20	4.58	4.43	4.43	4.43	4.43	4.68	4.31	5.15	5.52	5.53	5.52

5 years	46.51	38.09	41.66	39.66	41.20	41.20	43.18	38.17	45.91	49.05	49.16	48.95
Annual average	7.94	6.67	7.21	6.91	7.14	7.14	7.44	6.68	7.85	8.31	8.33	8.30

3 years	22.12	15.10	19.42	16.42	19.52	19.52	20.35	16.14	21.42	23.19	23.28	23.11
Annual average	6.89	4.80	6.09	5.20	6.12	6.12	6.37	5.11	6.68	7.20	7.22	7.18

1 year	6.46	0.34	5.72	0.72	5.74	4.74	5.98	2.27	6.26	6.87	6.94	6.80

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

Dynamic Asset Allocation Conservative Fund	11

Comparative index returns For periods ended 9/30/13

			Lipper Mixed-Asset
	Barclays	Putnam	Target Allocation
	U.S. Aggregate	Conservative	Conservative Funds
	Bond Index	Blended Benchmark	category average*

Annual average (life of fund)	5.84%	—†	5.51%

10 years	56.70	80.79%	64.88
Annual average	4.59	6.10	5.07

5 years	30.14	43.34	38.66
Annual average	5.41	7.47	6.70

3 years	8.83	22.10	19.33
Annual average	2.86	6.88	6.05

1 year	–1.68	4.96	4.91

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/13, there were 353, 298, 271, 110, and 13 funds, respectively, in this Lipper category.

† The fund’s secondary benchmark, the Putnam Conservative Blended Benchmark, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,419 and $15,429, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $15,248. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $16,517, $17,119, $17,131, and $17,107, respectively.

12	Dynamic Asset Allocation Conservative Fund

Fund price and distribution information For the 12-month period ended 9/30/13

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y

Number	12		12	12	12		12	12	12	12

Income	$0.164		$0.089	$0.089	$0.113		$0.139	$0.195	$0.201	$0.188

Capital gains	—		—	—	—		—	—	—	—

Total	$0.164		$0.089	$0.089	$0.113		$0.139	$0.195	$0.201	$0.188

	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value

9/30/12	$9.88	$10.48	$9.81	$9.78	$9.79	$10.15	$10.11	$9.90	$9.90	$9.90

9/30/13	10.35	10.98	10.28	10.25	10.26	10.63	10.60	10.38	10.38	10.38

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Total annual operating expenses for
the fiscal year ended 9/30/12	1.08%	1.83%	1.83%	1.58%	1.33%	0.78%*	0.71%*	0.83%

Annualized expense ratio for the
six-month period ended 9/30/13†	1.04%	1.79%	1.79%	1.54%	1.29%	0.74%	0.67%	0.79%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* Other expenses for class R5 and R6 shares have been annualized.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Dynamic Asset Allocation Conservative Fund	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2013, to September 30, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.26	$9.04	$9.04	$7.78	$6.52	$3.75	$3.39	$4.00

Ending value (after expenses)	$1,017.20	$1,013.50	$1,013.50	$1,015.70	$1,017.50	$1,019.80	$1,019.00	$1,019.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2013, use the following calculation method. To find the value of your investment on April 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y

Expenses paid per $1,000*†	$5.27	$9.05	$9.05	$7.79	$6.53	$3.75	$3.40	$4.00

Ending value (after expenses)	$1,019.85	$1,016.09	$1,016.09	$1,017.35	$1,018.60	$1,021.36	$1,021.71	$1,021.11

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	Dynamic Asset Allocation Conservative Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class R5 shares and class R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Mortgage-backed security (MBS), also known as a mortgage “pass-through,” is a type of asset-backed security that is secured by a mortgage or collection of mortgages. The following are types of MBSs:

• Agency “pass-through” has its principal and interest backed by a U.S. government agency, such as the Federal National Mortgage Association (Fannie Mae), Government National Mortgage Association (Ginnie Mae), and Federal Home Loan Mortgage Corporation (Freddie Mac).

• Collateralized mortgage obligation (CMO) represents claims to specific cash flows from pools of home mortgages. The streams of principal and interest payments on the mortgages are distributed to the different classes of CMO interests in “tranches.” Each tranche may have different principal balances, coupon rates, prepayment risks, and maturity dates. A CMO is highly sensitive to changes in interest rates and any resulting change in the rate at which homeowners sell their properties, refinance, or otherwise prepay loans. CMOs are subject to prepayment, market, and liquidity risks.

• Interest-only (IO) security is a type of CMO in which the underlying asset is the interest portion of mortgage, Treasury, or bond payments.

• Non-agency residential mortgage-backed security (RMBS) is an MBS not backed by Fannie Mae, Ginnie Mae, or Freddie Mac. One type of RMBS is an Alt-A mortgage-backed security.

• Commercial mortgage-backed security (CMBS) is secured by the loan on a commercial property.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Dynamic Asset Allocation Conservative Fund	15

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Putnam Conservative Blended Benchmark is a benchmark administered by Putnam Management, comprising 65% the Barclays U.S. Aggregate Bond Index, 25% the Russell 3000 Index, 5% the MSCI EAFE Index (ND), and 5% the JPMorgan Developed High Yield Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2013, Putnam employees had approximately $400,000,000 and the Trustees had approximately $96,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Dynamic Asset Allocation Conservative Fund

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Dynamic Asset Allocation Conservative Fund	17

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2013, subject to certain changes in the sub-management and sub-advisory contracts noted below. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not evaluated PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by

18	Dynamic Asset Allocation Conservative Fund

Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered administrative revisions to your fund’s sub-management and sub-advisory contracts. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. Putnam Management also recommended that the sub-advisory contract be revised to reflect the closure of PAC’s Tokyo office and the termination of PAC’s non-discretionary investment adviser’s license with respect to that office. The Independent Trustees’ approval of these recommendations was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

Dynamic Asset Allocation Conservative Fund	19

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The

20	Dynamic Asset Allocation Conservative Fund

Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique investment mandates, the Trustees evaluated performance based on comparisons of their total returns with the returns of selected investment benchmarks or targeted returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Mixed-Asset Target Allocation Conservative Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2012, there were

Dynamic Asset Allocation Conservative Fund	21

333, 292 and 269 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

22	Dynamic Asset Allocation Conservative Fund

Financial statements

A note about your fund’s auditors

A non-U.S. member firm in PricewaterhouseCoopers LLP’s (“PwC”) global network of firms has an investment in certain non-U.S. funds now affiliated with Putnam Investments as a result of the July 2013 acquisition of the funds’ advisor by Putnam’s parent company, Great-West Lifeco Inc. The investment consists of pension plan assets for the benefit of the member firm’s personnel. The investment is inconsistent with the requirements of the Securities and Exchange Commission’s auditor independence rules. Your fund has been informed by PwC that to address this issue, the member firm is in the process of selecting different advisors not affiliated with Putnam to manage the relevant pension plans and transferring the plans’ assets to such advisors. None of the member firm’s personnel is on the PwC audit team for your fund, and none of the members of the audit team participates in the member firm’s pension plans. Based on its knowledge of the facts and its experience with PwC, the Audit and Compliance Committee of your fund’s Board of Trustees concluded that the investment by the PwC member firm would not affect PwC’s ability to render an objective audit opinion to your fund. Based on this conclusion and consideration of the potential risks that the disruption of a change of auditors could present, the Audit and Compliance Committee determined that PwC should continue to act as auditors for your fund.

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

Dynamic Asset Allocation Conservative Fund	23

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Asset Allocation Funds and Shareholders
of Putnam Dynamic Asset Allocation Conservative Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam Dynamic Asset Allocation Conservative Fund (the “fund”) at September 30, 2013, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at September 30, 2013 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 13, 2013

24	Dynamic Asset Allocation Conservative Fund

The fund’s portfolio 9/30/13

COMMON STOCKS (36.4%)*	Shares	Value

Basic materials (2.1%)
Agrium, Inc. (Canada)	261	$21,932

Amcor, Ltd. (Australia)	19,057	185,961

American Vanguard Corp.	480	12,922

Andersons, Inc. (The)	649	45,365

Archer Daniels-Midland Co.	1,115	41,077

Asahi Kasei Corp. (Japan)	45,000	338,318

Assa Abloy AB Class B (Sweden)	6,605	303,184

Axiall Corp.	2,419	91,414

BASF SE (Germany)	3,250	311,731

Bemis Co., Inc.	4,000	156,040

BHP Billiton PLC (United Kingdom)	7,991	235,447

BHP Billiton, Ltd. (Australia)	13,515	450,615

Cambrex Corp. †	4,259	56,219

CF Industries Holdings, Inc.	2,130	449,068

Chemtura Corp. †	4,114	94,581

Chicago Bridge & Iron Co., NV	4,700	318,519

Cytec Industries, Inc.	1,900	154,584

Domtar Corp. (Canada)	1,400	111,188

Eastman Chemical Co.	4,800	373,920

Fortune Brands Home & Security, Inc.	7,100	295,573

Horsehead Holding Corp. †	4,740	59,060

Huntsman Corp.	7,200	148,392

Innophos Holdings, Inc.	1,281	67,611

Innospec, Inc.	1,204	56,179

Intrepid Potash, Inc.	650	10,192

Johnson Matthey PLC (United Kingdom)	9,200	418,220

KapStone Paper and Packaging Corp.	1,091	46,695

Koninklijke Boskalis Westminster NV (Netherlands)	4,416	195,595

Koppers Holdings, Inc.	388	16,548

Kraton Performance Polymers, Inc. †	1,292	25,310

L.B. Foster Co. Class A	1,104	50,497

Landec Corp. †	2,902	35,404

Louisiana-Pacific Corp. †	558	9,815

LSB Industries, Inc. †	3,605	120,876

LyondellBasell Industries NV Class A	9,945	728,272

Minerals Technologies, Inc.	508	25,080

Monsanto Co.	13,286	1,386,660

Mosaic Co. (The)	405	17,423

NN, Inc.	3,441	53,542

OM Group, Inc. †	1,169	39,489

Packaging Corp. of America	3,700	211,233

Potash Corp. of Saskatchewan, Inc. (Canada)	1,224	38,287

PPG Industries, Inc.	3,681	614,948

Rio Tinto PLC (United Kingdom)	4,102	200,749

Rio Tinto, Ltd. (Australia)	4,446	256,077

S&W Seed Co. †	3,007	25,169

Dynamic Asset Allocation Conservative Fund	25

COMMON STOCKS (36.4%)* cont.	Shares	Value

Basic materials cont.
Sherwin-Williams Co. (The)	2,500	$455,450

Sumitomo Chemical Co., Ltd. (Japan)	85,000	323,414

Sumitomo Metal Mining Co., Ltd. (Japan)	14,000	197,406

Syngenta AG (Switzerland)	820	334,946

Trex Co., Inc. †	1,340	66,370

Tronox, Ltd. Class A	1,139	27,871

Valspar Corp.	3,300	209,319

voestalpine AG (Austria)	7,057	337,441

W.R. Grace & Co. †	2,838	248,041

Wendel SA (France)	1,837	249,016

		11,354,255
Capital goods (2.8%)
ABB, Ltd. (Switzerland)	13,131	310,579

Aecom Technology Corp. †	5,600	175,112

AGCO Corp.	729	44,046

Aisin Seiki Co., Ltd. (Japan)	8,000	340,607

Alliant Techsystems, Inc.	672	65,560

Altra Holdings, Inc.	2,583	69,509

Astronics Corp. †	569	28,285

Avery Dennison Corp.	5,000	217,600

AZZ, Inc.	1,192	49,897

Ball Corp.	5,400	242,352

Boeing Co. (The)	21,200	2,491,000

Chart Industries, Inc. †	923	113,566

Chase Corp.	1,382	40,603

CNH Industrial NV (Netherlands) †	2,312	28,901

Cummins, Inc.	6,600	876,942

Deere & Co.	426	34,672

Delphi Automotive PLC (United Kingdom)	12,700	741,934

Douglas Dynamics, Inc.	2,262	33,319

DXP Enterprises, Inc. †	485	38,300

European Aeronautic Defence and Space Co. NV (France)	9,222	587,557

Franklin Electric Co., Inc.	1,839	72,457

Generac Holdings, Inc.	1,501	64,003

General Dynamics Corp.	10,700	936,464

Greenbrier Companies, Inc. †	3,150	77,900

HEICO Corp.	487	32,989

Hyster-Yale Materials Holdings, Inc.	495	44,387

IHI Corp. (Japan)	54,000	226,888

II-VI, Inc. †	3,536	66,548

IMI PLC (United Kingdom)	14,804	348,708

Ingersoll-Rand PLC	10,800	701,352

JGC Corp. (Japan)	8,000	288,112

Kadant, Inc.	1,456	48,907

KBR, Inc.	6,900	225,216

Leggett & Platt, Inc.	7,200	217,080

Lindsay Corp.	308	25,139

Lockheed Martin Corp.	8,603	1,097,313

26	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Capital goods cont.
McDermott International, Inc. †	10,200	$75,786

Miller Industries, Inc.	1,746	29,647

Mine Safety Appliances Co.	590	30,450

NACCO Industries, Inc. Class A	256	14,188

Northrop Grumman Corp.	8,800	838,288

NSK, Ltd. (Japan)	31,000	315,693

Polypore International, Inc. †	364	14,913

Raytheon Co.	11,431	880,987

Singapore Technologies Engineering, Ltd. (Singapore)	73,000	242,645

Standard Motor Products, Inc.	2,528	81,300

Standex International Corp.	698	41,461

Staples, Inc. S	28,600	418,990

Stoneridge, Inc. †	3,946	42,656

Tenneco, Inc. †	638	32,219

Terex Corp. †	5,600	188,160

THK Co., Ltd. (Japan)	8,800	194,630

TriMas Corp. †	3,329	124,172

Valmont Industries, Inc.	244	33,894

Vinci SA (France)	4,386	254,967

WABCO Holdings, Inc. †	3,100	261,206

WESCO International, Inc. †	671	51,352

		15,171,408
Communication services (1.7%)
Arris Group, Inc. †	788	13,443

Aruba Networks, Inc. †	865	14,394

AT&T, Inc.	21,691	733,590

BroadSoft, Inc. †	294	10,593

BT Group PLC (United Kingdom)	57,022	316,080

CalAmp Corp. †	2,576	45,415

Comcast Corp. Class A	54,200	2,447,130

Deutsche Telekom AG (Germany)	17,629	255,546

DISH Network Corp. Class A	8,700	391,587

EchoStar Corp. Class A †	4,926	216,448

Frontier Communications Corp.	8,905	37,134

HSN, Inc.	658	35,282

IAC/InterActiveCorp.	9,100	497,497

Inteliquent, Inc.	2,145	20,721

Iridium Communications, Inc. †	3,813	26,233

Loral Space & Communications, Inc.	676	45,785

NeuStar, Inc. Class A †	1,085	53,686

NTT DoCoMo, Inc. (Japan)	14,500	234,844

Orange (France)	16,509	207,016

RingCentral, Inc. Class A †	354	6,379

Ruckus Wireless, Inc. †	1,758	29,587

Tele2 AB Class B (Sweden)	8,348	106,774

Telefonica SA (Spain) †	14,745	229,599

Telenor ASA (Norway)	9,602	219,401

Telstra Corp., Ltd. (Australia)	59,575	276,220

Dynamic Asset Allocation Conservative Fund	27

COMMON STOCKS (36.4%)* cont.	Shares	Value

Communication services cont.
TW telecom, inc. †	8,100	$241,907

Ubiquiti Networks, Inc.	2,723	91,466

USA Mobility, Inc.	1,969	27,881

Verizon Communications, Inc.	51,532	2,404,483

Vodafone Group PLC (United Kingdom)	80,102	280,103

		9,516,224
Conglomerates (0.7%)
AMETEK, Inc.	9,550	439,491

Danaher Corp.	18,300	1,268,556

Exor SpA (Italy)	3,768	141,355

General Electric Co.	44,915	1,073,019

Marubeni Corp. (Japan)	11,000	86,393

Siemens AG (Germany)	4,118	496,157

Tyco International, Ltd.	17,200	601,656

		4,106,627
Consumer cyclicals (4.3%)
Adidas AG (Germany)	1,783	193,405

ADT Corp. (The) †	9,050	367,973

Advance Auto Parts, Inc.	3,500	289,380

American Eagle Outfitters, Inc.	9,700	135,703

ANN, Inc. †	1,914	69,325

Ascent Capital Group, Inc. Class A †	208	16,769

Babcock International Group PLC (United Kingdom)	12,021	232,751

Bayerische Motoren Werke (BMW) AG (Germany)	2,236	240,395

Bed Bath & Beyond, Inc. †	8,500	657,560

Big Lots, Inc. †	5,877	217,978

Blyth, Inc.	1,261	17,440

Brown Shoe Co., Inc.	999	23,447

Brunswick Corp.	1,744	69,603

Buckle, Inc. (The)	592	31,998

Bureau Veritas SA (France)	6,980	220,019

Carmike Cinemas, Inc. †	1,836	40,539

Chico’s FAS, Inc.	9,400	156,604

Coach, Inc.	10,282	560,677

Compagnie Financiere Richemont SA (Switzerland)	1,947	195,055

Compass Group PLC (United Kingdom)	15,037	206,919

Continental AG (Germany)	2,507	424,967

Corporate Executive Board Co. (The)	419	30,428

Crocs, Inc. †	910	12,385

CST Brands, Inc. †	1,833	54,623

Daihatsu Motor Co., Ltd. (Japan)	9,000	173,966

Deckers Outdoor Corp. †	393	25,907

Deluxe Corp.	2,343	97,609

Demand Media, Inc. †	3,698	23,371

Destination Maternity Corp.	2,824	89,803

Dillards, Inc. Class A	1,970	154,251

Expedia, Inc.	4,100	212,339

Experian Group, Ltd. (United Kingdom)	11,290	215,125

Five Below, Inc. †	316	13,825

28	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Consumer cyclicals cont.
FleetCor Technologies, Inc. †	187	$20,600

Foot Locker, Inc.	7,200	244,368

Francesca’s Holdings Corp. †	593	11,054

Fuji Heavy Industries, Ltd. (Japan)	16,000	441,121

G&K Services, Inc. Class A	790	47,708

GameStop Corp. Class A	1,374	68,219

Gannett Co., Inc.	12,100	324,159

Gap, Inc. (The)	12,000	483,360

Genesco, Inc. †	691	45,316

Global Cash Access Holdings, Inc. †	3,282	25,632

Green Dot Corp. Class A †	1,483	39,047

Harbinger Group, Inc. †	7,144	74,083

Hino Motors, Ltd. (Japan)	18,000	264,429

HMS Holdings Corp. †	649	13,960

Home Depot, Inc. (The)	31,608	2,397,467

ITV PLC (United Kingdom)	104,431	296,368

KAR Auction Services, Inc.	3,909	110,273

La-Z-Boy, Inc.	807	18,327

Lear Corp.	5,100	365,007

LIN Media, LLC Class A †	1,826	37,050

Lowe’s Cos., Inc.	34,479	1,641,545

Lumber Liquidators Holdings, Inc. †	256	27,302

Macy’s, Inc.	14,700	636,069

Marcus Corp.	3,131	45,493

MAXIMUS, Inc.	587	26,438

McGraw-Hill Cos., Inc. (The)	10,000	655,900

Men’s Wearhouse, Inc. (The)	1,199	40,826

MGM China Holdings, Ltd. (Hong Kong)	74,800	248,340

Namco Bandai Holdings, Inc. (Japan)	10,200	190,417

Navistar International Corp. †	1,135	41,405

Next PLC (United Kingdom)	6,531	545,569

O’Reilly Automotive, Inc. †	4,700	599,673

OPAP SA (Greece)	16,243	181,288

Panasonic Corp. (Japan) †	22,600	217,964

Perry Ellis International, Inc.	2,474	46,610

PetSmart, Inc.	4,600	350,796

Pier 1 Imports, Inc.	823	16,065

Pitney Bowes, Inc.	2,209	40,182

Priceline.com, Inc. †	1,542	1,558,885

PulteGroup, Inc.	16,100	265,650

Randstad Holding NV (Netherlands)	1,522	85,738

ReachLocal, Inc. †	1,232	14,673

Renault SA (France)	2,544	202,817

Ryland Group, Inc. (The)	2,006	81,323

Sears Hometown and Outlet Stores, Inc. †	1,020	32,385

Select Comfort Corp. †	2,038	49,625

Sinclair Broadcast Group, Inc. Class A	3,474	116,448

SJM Holdings, Ltd. (Hong Kong)	93,000	261,401

Dynamic Asset Allocation Conservative Fund	29

COMMON STOCKS (36.4%)* cont.	Shares	Value

Consumer cyclicals cont.
Sonic Automotive, Inc. Class A	6,027	$143,443

Steven Madden, Ltd. †	611	32,890

Swatch Group AG (The) (Switzerland)	1,997	225,238

Swatch Group AG (The) (Switzerland)	349	224,601

Tile Shop Holdings, Inc. †	1,630	48,069

TiVo, Inc. †	1,473	18,324

TJX Cos., Inc. (The)	22,700	1,280,053

Total Systems Services, Inc.	18,500	544,270

Town Sports International Holdings, Inc.	2,552	33,125

Toyota Motor Corp. (Japan)	6,300	401,862

Trump Entertainment Resorts, Inc. †	115	230

URS Corp.	3,700	198,875

Vail Resorts, Inc.	361	25,046

ValueClick, Inc. †	1,967	41,012

VOXX International Corp. †	4,656	63,787

Wal-Mart Stores, Inc.	3,547	262,336

World Fuel Services Corp.	1,806	67,382

Wyndham Worldwide Corp.	6,200	378,014

Wynn Resorts, Ltd.	3,300	521,433

		23,530,504
Consumer staples (3.6%)
AFC Enterprises †	1,645	71,706

Angie’s List, Inc. †	742	16,695

Anheuser-Busch InBev NV (Belgium)	2,918	290,466

Associated British Foods PLC (United Kingdom)	9,465	287,458

Barrett Business Services, Inc.	710	47,790

Beacon Roofing Supply, Inc. †	603	22,233

Blue Nile, Inc. †	634	25,950

Bright Horizons Family Solutions, Inc. †	1,183	42,387

British American Tobacco (BAT) PLC (United Kingdom)	5,064	268,611

Bunge, Ltd.	192	14,575

Calbee, Inc. (Japan)	10,800	312,700

Carrefour SA (France)	7,358	252,590

Chaoda Modern Agriculture Holdings, Ltd. (China) † F	22,000	1,418

Coca-Cola Co. (The)	8,300	314,404

Colgate-Palmolive Co.	11,100	658,230

Constellation Brands, Inc. Class A †	5,400	309,960

Core-Mark Holding Co., Inc.	718	47,704

Costco Wholesale Corp.	6,200	713,744

CVS Caremark Corp.	25,200	1,430,100

Diageo PLC (United Kingdom)	7,116	226,370

Distribuidora Internacional de Alimentacion SA (Spain)	20,834	180,640

General Mills, Inc.	15,000	718,800

Geo Group, Inc. (The)	1,191	39,601

Grand Canyon Education, Inc. †	456	18,368

Hain Celestial Group, Inc. (The) †	336	25,912

Ingredion, Inc.	340	22,498

ITT Educational Services, Inc. † S	5,065	157,015

30	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Consumer staples cont.
Japan Tobacco, Inc. (Japan)	8,800	$316,028

JM Smucker Co. (The)	3,300	346,632

Kao Corp. (Japan)	4,300	133,862

Kforce, Inc.	2,900	51,301

Koninklijke Ahold NV (Netherlands)	11,935	206,753

Kraft Foods Group, Inc.	13,500	707,940

L’Oreal SA (France)	2,047	351,561

Liberty Interactive Corp. Class A †	22,000	516,340

Lorillard, Inc.	19,800	886,644

Molson Coors Brewing Co. Class B	4,400	220,572

MWI Veterinary Supply, Inc. †	358	53,471

Nestle SA (Switzerland)	11,306	790,739

On Assignment, Inc. †	1,605	52,965

OpenTable, Inc. †	355	24,843

Papa John’s International, Inc.	722	50,453

Philip Morris International, Inc.	27,695	2,398,110

Pinnacle Foods, Inc.	1,471	38,937

Pool Corp.	449	25,202

Prestige Brands Holdings, Inc. †	1,843	55,511

Procter & Gamble Co. (The)	39,717	3,002,208

Reckitt Benckiser Group PLC (United Kingdom)	6,114	447,388

Robert Half International, Inc.	6,600	257,598

SABMiller PLC (United Kingdom)	3,621	184,273

Spartan Stores, Inc.	1,378	30,399

Suedzucker AG (Germany)	5,721	168,570

TrueBlue, Inc. †	5,846	140,362

Unilever PLC (United Kingdom)	11,221	443,243

United Natural Foods, Inc. †	447	30,047

USANA Health Sciences, Inc. †	357	30,984

Walgreen Co.	19,141	1,029,786

Woolworths, Ltd. (Australia)	4,347	141,936

		19,652,583
Energy (3.2%)
Alpha Natural Resources, Inc. †	26,979	160,795

BP PLC (United Kingdom)	67,394	472,530

Cabot Oil & Gas Corp.	13,400	500,088

Callon Petroleum Co. †	7,590	41,517

Chevron Corp.	7,732	939,438

ConocoPhillips	28,569	1,985,831

Delek US Holdings, Inc.	1,228	25,899

EPL Oil & Gas, Inc. †	2,346	87,060

Exxon Mobil Corp.	28,078	2,415,831

FutureFuel Corp.	4,702	84,448

Gulfport Energy Corp. †	559	35,966

Helix Energy Solutions Group, Inc. †	3,487	88,465

Helmerich & Payne, Inc.	3,700	255,115

HollyFrontier Corp.	6,800	286,348

Key Energy Services, Inc. †	6,636	48,376

Dynamic Asset Allocation Conservative Fund	31

COMMON STOCKS (36.4%)* cont.	Shares	Value

Energy cont.
Kodiak Oil & Gas Corp. †	3,522	$42,475

Marathon Petroleum Corp.	9,650	620,688

Occidental Petroleum Corp.	18,945	1,772,115

Oceaneering International, Inc.	4,000	324,960

Oil States International, Inc. †	2,300	237,958

ONEOK, Inc.	7,900	421,228

Peabody Energy Corp.	9,700	167,325

Phillips 66	16,184	935,759

Repsol YPF SA (Spain)	7,232	179,288

Rosetta Resources, Inc. †	517	28,156

Royal Dutch Shell PLC Class A (United Kingdom)	12,816	423,256

Royal Dutch Shell PLC Class B (United Kingdom)	11,677	403,504

Schlumberger, Ltd.	27,400	2,421,064

Statoil ASA (Norway)	11,551	262,206

Stone Energy Corp. †	1,592	51,629

Swift Energy Co. †	2,021	23,080

Tesoro Corp.	5,300	233,094

Total SA (France)	8,410	488,037

Unit Corp. †	760	35,332

Vaalco Energy, Inc. †	8,110	45,254

Valero Energy Corp.	16,200	553,230

W&T Offshore, Inc.	1,436	25,446

Woodside Petroleum, Ltd. (Australia)	5,915	211,399

		17,334,190
Financials (6.6%)
3i Group PLC (United Kingdom)	37,782	222,519

Access National Corp.	1,414	20,164

AG Mortgage Investment Trust, Inc. R	829	13,778

Ageas (Belgium)	7,305	295,884

Agree Realty Corp. R	1,492	45,029

AIA Group, Ltd. (Hong Kong)	61,600	289,498

Alleghany Corp. †	1,000	409,650

Allianz SE (Germany)	2,460	386,715

Allied World Assurance Co. Holdings AG	3,467	344,585

American Capital Agency Corp. R	9,500	214,415

American Equity Investment Life Holding Co.	3,315	70,344

American Financial Group, Inc.	5,923	320,197

American International Group, Inc.	29,900	1,454,037

Amtrust Financial Services, Inc.	914	35,701

Aon PLC	15,700	1,168,708

Arlington Asset Investment Corp. Class A	912	21,687

ARMOUR Residential REIT, Inc. R	4,375	18,375

Ashford Hospitality Trust, Inc. R	5,032	62,095

Assicurazioni Generali SpA (Italy)	15,865	316,579

Associated Banc-Corp.	12,100	187,429

Australia & New Zealand Banking Group, Ltd. (Australia)	7,941	228,023

AvalonBay Communities, Inc. R	2,500	317,725

AXA SA (France)	14,169	328,261

32	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Financials cont.
Axis Capital Holdings, Ltd.	7,300	$316,163

Banco Bilbao Vizcaya Argentaria SA (Rights) (Spain) †	19,258	2,631

Banco Bilbao Vizcaya Argentaria SA (Spain)	19,258	215,199

Banco Latinoamericano de Exportaciones SA Class E (Panama)	3,084	76,853

Banco Santander Central Hispano SA (Spain)	36,662	298,978

Bank of Kentucky Financial Corp.	837	22,858

Bank of Yokohama, Ltd. (The) (Japan)	39,000	222,585

Barclays PLC (United Kingdom)	29,412	126,418

Berkshire Hathaway, Inc. Class B †	4,400	499,444

BofI Holding, Inc. †	1,960	127,126

Cardinal Financial Corp.	2,641	43,656

CBL & Associates Properties, Inc. R	1,881	35,927

Chimera Investment Corp. R	34,800	105,792

CIT Group, Inc. †	11,000	536,470

Citizens & Northern Corp.	1,677	33,439

City National Corp.	3,500	233,310

CNO Financial Group, Inc.	3,464	49,882

Commonwealth Bank of Australia (Australia)	10,161	675,014

CoreLogic, Inc. †	13,900	375,995

CoreSite Realty Corp. R	491	16,665

Credit Acceptance Corp. †	462	51,194

Credit Agricole SA (France) †	25,077	276,526

Credit Suisse Group (Switzerland)	5,355	163,549

CYS Investments, Inc. R	2,646	21,512

DBS Group Holdings, Ltd. (Singapore)	17,000	222,502

Deutsche Bank AG (Germany)	6,061	278,295

Dexus Property Group (Australia) R	213,934	200,577

DFC Global Corp. †	5,163	56,741

Discover Financial Services	17,000	859,180

Eagle Bancorp, Inc.	1,382	39,097

East West Bancorp, Inc.	2,189	69,939

Eaton Vance Corp.	7,600	295,108

Education Realty Trust, Inc. R	5,224	47,538

Encore Capital Group, Inc. †	1,852	84,933

EPR Properties R	783	38,163

Federal Realty Investment Trust R	2,000	202,900

Fidelity National Financial, Inc. Class A	13,800	367,080

Fifth Third Bancorp	45,400	819,016

Financial Institutions, Inc.	1,733	35,457

First Community Bancshares, Inc.	1,712	27,991

First Industrial Realty Trust R	1,696	27,594

FirstMerit Corp.	2,127	46,177

Flushing Financial Corp.	1,797	33,155

Genworth Financial, Inc. Class A †	44,791	572,877

Glimcher Realty Trust R	3,126	30,479

Goldman Sachs Group, Inc. (The)	12,300	1,945,983

Greenhill & Co., Inc.	694	34,617

Hammerson PLC (United Kingdom) R	17,971	145,757

Dynamic Asset Allocation Conservative Fund	33

COMMON STOCKS (36.4%)* cont.	Shares	Value

Financials cont.
Hang Seng Bank, Ltd. (Hong Kong)	15,200	$247,914

Hanmi Financial Corp.	3,482	57,697

Hatteras Financial Corp. R	3,700	69,227

Health Care REIT, Inc. R	6,600	411,708

Heartland Financial USA, Inc.	1,164	32,429

Heritage Financial Group, Inc.	1,525	26,566

HFF, Inc. Class A	4,559	114,203

HSBC Holdings PLC (United Kingdom)	61,385	665,225

Insurance Australia Group, Ltd. (Australia)	57,910	317,122

Invesco Mortgage Capital, Inc. R	1,352	20,807

Investor AB Class B (Sweden)	6,898	209,300

Investors Real Estate Trust R	3,775	31,144

iStar Financial, Inc. † R	3,174	38,215

Joyo Bank, Ltd. (The) (Japan)	39,000	209,095

JPMorgan Chase & Co.	61,290	3,168,080

Legal & General Group PLC (United Kingdom)	68,039	216,111

Lexington Realty Trust R	7,493	84,146

Lloyds Banking Group PLC (United Kingdom) †	452,486	538,996

LTC Properties, Inc. R	1,864	70,795

Maiden Holdings, Ltd. (Bermuda)	2,896	34,202

MainSource Financial Group, Inc.	2,594	39,403

MFA Financial, Inc. R	4,297	32,013

Mitsubishi UFJ Financial Group (MUFG), Inc. (Japan)	47,900	305,543

Muenchener Rueckversicherungs AG (Germany)	1,334	260,689

Nasdaq OMX Group, Inc. (The)	9,200	295,228

National Health Investors, Inc. R	1,104	62,807

Nelnet, Inc. Class A	1,563	60,097

Northern Trust Corp.	8,800	478,632

Ocwen Financial Corp. †	960	53,539

OFG Bancorp (Puerto Rico)	1,609	26,050

One Liberty Properties, Inc. R	1,767	35,835

Pacific Premier Bancorp, Inc. †	1,700	22,848

PartnerRe, Ltd.	4,055	371,195

Peoples Bancorp, Inc.	1,616	33,742

PHH Corp. †	1,440	34,186

PNC Financial Services Group, Inc.	15,900	1,151,955

Popular, Inc. (Puerto Rico) †	9,169	240,503

Portfolio Recovery Associates, Inc. †	1,726	103,456

Protective Life Corp.	7,445	316,785

Prudential PLC (United Kingdom)	9,010	167,888

PS Business Parks, Inc. R	1,063	79,321

Public Storage R	3,600	577,980

Republic Bancorp, Inc. Class A	1,088	29,974

Resona Holdings, Inc. (Japan)	74,300	379,456

Select Income REIT R	1,383	35,681

Simon Property Group, Inc. R	6,600	978,318

Skandinaviska Enskilda Banken AB (Sweden)	20,491	217,131

Sovran Self Storage, Inc. R	341	25,807

34	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Financials cont.
St. Joe Co. (The) †	4,351	$85,367

Starwood Property Trust, Inc. R	1,010	24,210

State Street Corp.	15,400	1,012,550

Stewart Information Services Corp.	2,470	79,015

Sumitomo Mitsui Financial Group, Inc. (Japan)	4,900	236,538

Summit Hotel Properties, Inc. R	4,738	43,542

Swedbank AB Class A (Sweden)	9,878	230,093

Symetra Financial Corp.	2,898	51,642

Tanger Factory Outlet Centers R	3,300	107,745

Tokyu Land Corp. (Japan) F	38,000	394,710

Toronto-Dominion Bank (Canada)	4,225	380,166

UBS AG (Switzerland)	14,004	286,475

Universal Health Realty Income Trust R	437	18,297

Validus Holdings, Ltd.	7,192	265,960

Vornado Realty Trust R	4,900	411,894

WageWorks, Inc. †	1,102	55,596

Walter Investment Management Corp. †	671	26,531

Washington Banking Co.	2,010	28,261

Wells Fargo & Co.	13,083	540,590

Westfield Group (Australia)	17,030	174,919

Westpac Banking Corp. (Australia)	9,111	278,194

Wheelock and Co., Ltd. (Hong Kong)	60,000	318,338

		35,809,417
Health care (4.9%)
Abaxis, Inc.	381	16,040

AbbVie, Inc.	23,300	1,042,209

ACADIA Pharmaceuticals, Inc. †	1,657	45,518

Accuray, Inc. †	3,446	25,466

Actelion, Ltd. (Switzerland)	3,043	216,023

Aegerion Pharmaceuticals, Inc. †	216	18,513

Alere, Inc. †	1,892	57,838

Align Technology, Inc. †	738	35,513

Alkermes PLC †	795	26,728

Amedisys, Inc. †	1,574	27,104

AmerisourceBergen Corp.	13,100	800,410

Amgen, Inc.	15,100	1,690,294

AmSurg Corp. †	1,136	45,099

Array BioPharma, Inc. †	3,579	22,261

AstraZeneca PLC (United Kingdom)	9,369	487,710

athenahealth, Inc. †	162	17,587

Auxilium Pharmaceuticals, Inc. †	1,751	31,921

Bayer AG (Germany)	4,242	500,193

Bio-Reference Labs, Inc. † S	405	12,101

Biospecifics Technologies Corp. †	440	8,567

Bristol-Myers Squibb Co.	34,100	1,578,148

Celgene Corp. †	9,700	1,493,121

Centene Corp. †	347	22,194

Chemed Corp.	1,278	91,377

Dynamic Asset Allocation Conservative Fund	35

COMMON STOCKS (36.4%)* cont.	Shares	Value

Health care cont.
CIGNA Corp.	14,000	$1,076,040

Coloplast A/S Class B (Denmark)	5,425	308,884

Computer Programs & Systems, Inc.	282	16,497

Conatus Pharmaceuticals, Inc. †	499	5,015

Conmed Corp.	2,291	77,871

Cubist Pharmaceuticals, Inc. †	1,424	90,495

Cyberonics, Inc. †	353	17,911

DexCom, Inc. †	827	23,346

Eli Lilly & Co.	20,853	1,049,531

Endo Health Solutions, Inc. †	1,373	62,389

Exact Sciences Corp. †	465	5,492

Gentium SpA ADR (Italy) †	4,060	110,148

GlaxoSmithKline PLC (United Kingdom)	19,203	484,192

Globus Medical, Inc. Class A †	1,508	26,330

Greatbatch, Inc. †	2,879	97,972

Haemonetics Corp. †	694	27,677

HCA Holdings, Inc.	9,900	423,225

Health Net, Inc. †	1,080	34,236

HealthSouth Corp. †	2,442	84,200

Hi-Tech Pharmacal Co., Inc.	506	21,834

Hill-Rom Holdings, Inc.	1,697	60,804

Hisamitsu Pharmaceutical Co., Inc. (Japan)	3,300	183,977

Incyte Corp., Ltd. †	445	16,977

Insulet Corp. †	1,070	38,777

Insys Therapeutics, Inc. †	2,780	97,272

Isis Pharmaceuticals, Inc. †	547	20,534

Jazz Pharmaceuticals PLC †	2,116	194,609

Johnson & Johnson	9,909	859,011

Kindred Healthcare, Inc.	2,228	29,922

Lexicon Pharmaceuticals, Inc. †	4,758	11,276

Magellan Health Services, Inc. †	405	24,284

McKesson Corp.	10,500	1,347,150

MedAssets, Inc. †	3,130	79,565

Medicines Co. (The) †	1,426	47,800

Merck & Co., Inc.	4,888	232,718

NewLink Genetics Corp. †	743	13,954

Novartis AG (Switzerland)	5,548	426,368

Novo Nordisk A/S Class B (Denmark)	2,955	501,692

NPS Pharmaceuticals, Inc. †	870	27,675

NxStage Medical, Inc. †	1,632	21,477

Omega Healthcare Investors, Inc. R	931	27,809

Orion OYJ Class B (Finland)	7,431	187,187

PDL BioPharma, Inc.	1,033	8,233

Pfizer, Inc.	109,169	3,134,242

Providence Service Corp. (The) †	2,831	81,221

Questcor Pharmaceuticals, Inc.	1,233	71,514

Ramsay Health Care, Ltd. (Australia)	5,699	192,514

Receptos, Inc. †	425	11,037

36	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Health care cont.
Repligen Corp. †	1,651	$18,310

Roche Holding AG-Genusschein (Switzerland)	3,259	878,941

Salix Pharmaceuticals, Ltd. †	3,266	218,430

Sanofi (France)	3,992	404,881

Santarus, Inc. †	1,106	24,962

Sequenom, Inc. †	5,426	14,487

Spectrum Pharmaceuticals, Inc.	2,289	19,205

St. Jude Medical, Inc.	16,400	879,696

STAAR Surgical Co. †	4,313	58,398

Steris Corp.	758	32,564

Suzuken Co., Ltd. (Japan)	3,100	101,867

TearLab Corp. †	1,024	11,325

Trinity Biotech PLC ADR (Ireland)	1,330	28,941

Triple-S Management Corp. Class B (Puerto Rico) †	906	16,661

United Therapeutics Corp. †	2,719	214,393

Ventas, Inc. R	7,200	442,800

ViroPharma, Inc. †	5,183	203,692

Warner Chilcott PLC Class A	24,526	560,419

WellCare Health Plans, Inc. †	1,633	113,885

WellPoint, Inc.	15,300	1,279,233

Zimmer Holdings, Inc.	9,000	739,260

		26,567,169
Technology (5.1%)
Acacia Research Corp.	736	16,972

Accenture PLC Class A	21,300	1,568,532

Actuate Corp. †	8,690	63,872

Acxiom Corp. †	3,076	87,328

Anixter International, Inc. †	979	85,819

AOL, Inc. †	12,200	421,876

Apple, Inc.	10,017	4,775,605

ASML Holding NV (Netherlands)	3,139	310,002

Aspen Technology, Inc. †	1,417	48,957

AVG Technologies NV (Netherlands) †	1,446	34,617

Avnet, Inc.	6,300	262,773

Bottomline Technologies, Inc. †	538	14,999

Brady Corp. Class A	1,848	56,364

Broadcom Corp. Class A	13,500	351,135

Brocade Communications Systems, Inc. †	38,390	309,040

CACI International, Inc. Class A †	243	16,794

Calix, Inc. †	1,304	16,600

Cap Gemini (France)	4,106	244,245

Cavium, Inc. †	436	17,963

Ceva, Inc. †	1,334	23,012

Cirrus Logic, Inc. †	2,469	55,997

Cisco Systems, Inc.	86,839	2,033,769

Commvault Systems, Inc. †	665	58,407

Cornerstone OnDemand, Inc. †	681	35,031

CSG Systems International, Inc.	641	16,057

Dynamic Asset Allocation Conservative Fund	37

COMMON STOCKS (36.4%)* cont.	Shares	Value

Technology cont.
EMC Corp.	38,900	$994,284

EnerSys	1,752	106,224

Entegris, Inc. †	4,255	43,188

Fairchild Semiconductor International, Inc. †	1,574	21,863

FEI Co.	762	66,904

Gemalto NV (Netherlands)	2,128	228,496

GenMark Diagnostics, Inc. †	6,603	80,226

Google, Inc. Class A †	2,105	1,843,791

IBM Corp.	4,295	795,348

Infoblox, Inc. †	1,030	43,075

Integrated Silicon Solutions, Inc. †	5,182	56,432

IntraLinks Holdings, Inc. †	4,308	37,910

Ixia †	550	8,619

Keyence Corp. (Japan)	900	341,065

Konica Minolta Holdings, Inc. (Japan)	25,000	209,573

L-3 Communications Holdings, Inc.	4,000	378,000

Lam Research Corp. †	6,600	337,854

Lexmark International, Inc. Class A	6,481	213,873

Magnachip Semiconductor Corp. (South Korea) †	3,613	77,788

Manhattan Associates, Inc. †	738	70,442

Marvell Technology Group, Ltd.	22,300	256,450

Mellanox Technologies, Ltd. (Israel) †	620	23,535

Mentor Graphics Corp.	4,147	96,915

Microsemi Corp. †	1,007	24,420

Microsoft Corp.	81,239	2,706,071

MTS Systems Corp.	389	25,032

Netscout Systems, Inc. †	1,357	34,698

NIC, Inc.	1,104	25,513

Nomura Research Institute, Ltd. (Japan)	5,700	197,741

NTT Data Corp. (Japan)	3,400	114,319

NVIDIA Corp.	21,400	332,984

Omnivision Technologies, Inc. †	3,019	46,221

Omron Corp. (Japan)	9,300	335,404

Oracle Corp.	75,386	2,500,554

Perficient, Inc. †	2,222	40,796

Photronics, Inc. †	4,029	31,547

Plantronics, Inc.	344	15,841

Polycom, Inc. †	2,236	24,417

Procera Networks, Inc. †	1,759	27,247

PTC, Inc. †	1,305	37,101

QLIK Technologies, Inc. †	704	24,105

Quantum Corp. †	21,116	29,140

RF Micro Devices, Inc. †	13,861	78,176

Riverbed Technology, Inc. †	9,300	135,687

Rockwell Automation, Inc.	5,400	577,476

Rovi Corp. †	2,206	42,289

Safeguard Scientifics, Inc. †	1,824	28,619

SAP AG (Germany)	1,768	130,762

38	Dynamic Asset Allocation Conservative Fund

COMMON STOCKS (36.4%)* cont.	Shares	Value

Technology cont.
SciQuest, Inc. †	706	$15,857

Semtech Corp. †	1,068	32,029

Silicon Graphics International Corp. †	1,164	18,915

Silicon Image, Inc. †	6,587	35,175

SoftBank Corp. (Japan)	5,400	373,020

Sparton Corp. †	1,468	37,434

SS&C Technologies Holdings, Inc. †	1,290	49,149

Symantec Corp.	37,800	935,550

Synaptics, Inc. †	1,220	54,022

Tech Data Corp. †	917	45,767

Teradyne, Inc. †	10,300	170,156

Tyler Technologies, Inc. †	707	61,841

Ultimate Software Group, Inc. †	599	88,293

Ultra Clean Holdings, Inc. †	3,839	26,527

Unisys Corp. †	1,722	43,377

United Internet AG (Germany)	4,931	186,785

VeriFone Systems, Inc. †	1,412	32,278

Verint Systems, Inc. †	872	32,316

Western Digital Corp.	7,200	456,480

XO Group, Inc. †	2,754	35,582

Zynga, Inc. Class A †	4,773	17,565

		27,571,899
Transportation (0.6%)
Aegean Marine Petroleum Network, Inc. (Greece)	6,655	78,928

Central Japan Railway Co. (Japan)	3,600	460,736

ComfortDelgro Corp., Ltd. (Singapore)	115,000	180,583

Con-way, Inc.	2,361	101,735

Delta Air Lines, Inc.	34,300	809,137

Hawaiian Holdings, Inc. † S	4,527	33,681

International Consolidated Airlines Group SA (Spain) †	49,671	271,478

Quality Distribution, Inc. †	4,088	37,773

SkyWest, Inc.	2,390	34,703

Southwest Airlines Co.	31,700	461,552

Spirit Airlines, Inc. †	1,875	64,256

StealthGas, Inc. (Greece) †	3,760	34,366

Swift Transportation Co. †	5,265	106,300

Universal Truckload Services, Inc.	268	7,145

US Airways Group, Inc. † S	4,486	85,055

Wabtec Corp.	4,400	276,628

Yamato Transport Co., Ltd. (Japan)	8,400	189,031

		3,233,087
Utilities and power (0.8%)
AES Corp.	25,729	341,938

American Electric Power Co., Inc.	15,200	658,920

Chubu Electric Power Co., Inc. (Japan)	3,200	43,819

CMS Energy Corp.	5,500	144,760

Enel SpA (Italy)	54,850	210,145

ENI SpA (Italy)	12,419	284,778

Entergy Corp.	6,400	404,416

Dynamic Asset Allocation Conservative Fund	39

COMMON STOCKS (36.4%)* cont.	Shares	Value

Utilities and power cont.
GDF Suez (France)	11,021	$276,874

Kansai Electric Power, Inc. (Japan) †	33,500	429,422

Kinder Morgan, Inc.	14,700	522,879

PG&E Corp.	10,900	446,028

PPL Corp.	6,600	200,508

Red Electrica Corporacion SA (Spain)	5,418	308,362

UGI Corp.	5,200	203,476

United Utilities Group PLC (United Kingdom)	18,941	211,886

		4,688,211

Total common stocks (cost $145,444,341)		$198,535,574

U.S. GOVERNMENT AND AGENCY
MORTGAGE OBLIGATIONS (26.7%)*	Principal amount	Value

U.S. Government Guaranteed Mortgage Obligations (2.7%)
Government National Mortgage Association Pass-Through Certificates
3s, TBA, October 1, 2043	$15,000,000	$14,832,361

		14,832,361
U.S. Government Agency Mortgage Obligations (24.0%)
Federal National Mortgage Association Pass-Through Certificates
7s, March 1, 2018	103,578	112,472
6s, TBA, November 1, 2043	28,000,000	30,632,655
6s, TBA, October 1, 2043	28,000,000	30,633,750
4s, TBA, October 1, 2043	46,000,000	48,249,685
3 1/2s, June 1, 2028	988,457	999,075
3 1/2s, TBA, October 1, 2028	18,000,000	19,001,250
3s, TBA, November 1, 2043	1,000,000	974,492

		130,603,379

Total U.S. government and agency mortgage obligations (cost $143,559,576)		$145,435,740

U.S. TREASURY OBLIGATIONS (—%)*	Principal amount	Value

U.S. Treasury Inflation Protected Securities 2 1/2s, January 15, 2029 [i]	$46,782	$57,710

Total U.S. treasury obligations (cost $57,710)		$57,710

CORPORATE BONDS AND NOTES (24.9%)*	Principal amount	Value

Basic materials (1.6%)
Agrium, Inc. sr. unsec. notes 4.9s, 2043 (Canada)	$115,000	$104,503

Ainsworth Lumber Co., Ltd. 144A sr. notes 7 1/2s,
2017 (Canada)	36,000	38,635

Allegheny Technologies, Inc. sr. unsec. unsub. notes 5.95s, 2021	60,000	63,001

ArcelorMittal sr. unsec. bonds 10.35s, 2019 (France)	490,000	604,965

ArcelorMittal sr. unsec. unsub. notes 7 1/2s, 2039 (France)	40,000	37,900

Ashland, Inc. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	307,000	288,196

Atkore International, Inc. company guaranty sr. notes
9 7/8s, 2018	220,000	237,600

Barrick Gold Corp. sr. unsec. unsub. notes 3.85s, 2022 (Canada)	40,000	35,376

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	80,000	82,800

40	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Basic materials cont.
Boise Cascade Co. 144A company guaranty sr. unsec. notes
6 3/8s, 2020	$20,000	$20,650

Celanese US Holdings, LLC company guaranty sr. unsec. unsub.
notes 4 5/8s, 2022 (Germany)	60,000	57,600

Celanese US Holdings, LLC sr. notes 5 7/8s, 2021 (Germany)	120,000	125,400

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
7 1/8s, 2020	76,000	89,100

CF Industries, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2018	210,000	246,723

CPG Merger Sub LLC 144A company guaranty sr. unsec. unsub.
notes 8s, 2021	15,000	15,300

Cytec Industries, Inc. sr. unsec. unsub. notes 3 1/2s, 2023	140,000	130,957

Dow Chemical Co. (The) sr. unsec. unsub. notes 8.55s, 2019	105,000	133,914

E.I. du Pont de Nemours & Co. sr. notes 3 5/8s, 2021	315,000	324,717

Eastman Chemical Co. sr. unsec. notes 4.8s, 2042	85,000	80,524

Eastman Chemical Co. sr. unsec. notes 3.6s, 2022	55,000	53,501

Eastman Chemical Co. sr. unsec. unsub. notes 2.4s, 2017	125,000	126,801

Eldorado Gold Corp. 144A sr. unsec. notes 6 1/8s,
2020 (Canada)	35,000	33,625

Ferro Corp. sr. unsec. notes 7 7/8s, 2018	150,000	157,500

FMC Corp. sr. unsec. unsub. notes 5.2s, 2019	110,000	121,369

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 8 1/4s,
2019 (Australia)	70,000	75,425

FMG Resources August 2006 Pty, Ltd. 144A sr. notes 6 7/8s,
2018 (Australia)	105,000	110,250

FMG Resources August 2006 Pty, Ltd. 144A sr. unsec. notes
6 7/8s, 2022 (Australia)	50,000	50,188

FQM Akubra, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021 (Canada)	25,000	25,688

Graphic Packaging International, Inc. company guaranty
sr. unsec. notes 4 3/4s, 2021	90,000	87,300

HD Supply, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2020	145,000	172,913

HD Supply, Inc. 144A sr. unsec. notes 7 1/2s, 2020	85,000	88,081

Hexion U.S. Finance Corp. company guaranty sr. notes
6 5/8s, 2020	65,000	65,000

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty notes 9s, 2020	60,000	58,650

Hexion U.S. Finance Corp./Hexion Nova Scotia Finance, ULC
company guaranty sr. notes 8 7/8s, 2018	85,000	87,975

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2021	115,000	127,650

Huntsman International, LLC company guaranty sr. unsec. sub.
notes 8 5/8s, 2020	110,000	121,000

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	100,000	94,750

IAMGOLD Corp. 144A company guaranty sr. unsec. notes
6 3/4s, 2020 (Canada)	115,000	100,338

Ineos Finance PLC 144A company guaranty sr. notes 7 1/2s,
2020 (United Kingdom)	120,000	129,000

Dynamic Asset Allocation Conservative Fund	41

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Basic materials cont.
International Paper Co. sr. unsec. notes 7.95s, 2018	$195,000	$242,039

JM Huber Corp. 144A sr. unsec. notes 9 7/8s, 2019	150,000	171,000

Louisiana-Pacific Corp. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2020	115,000	124,631

Lubrizol Corp. (The) sr. unsec. notes 8 7/8s, 2019	245,000	324,897

LyondellBasell Industries NV sr. unsec. notes 6s, 2021	345,000	393,759

LyondellBasell Industries NV sr. unsec. unsub. notes 5s, 2019	345,000	379,757

Methanex Corp. sr. unsec. unsub. notes 3 1/4s, 2019 (Canada)	33,000	32,450

Momentive Performance Materials, Inc. company guaranty
sr. notes 10s, 2020	25,000	26,094

Momentive Performance Materials, Inc. company guaranty
sr. notes 8 7/8s, 2020	5,000	5,238

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	60,000	61,800

New Gold, Inc. 144A sr. unsec. notes 6 1/4s, 2022 (Canada)	30,000	29,121

NOVA Chemicals Corp. 144A sr. notes 5 1/4s, 2023 (Canada)	30,000	30,365

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	200,000	219,500

Nufarm Australia, Ltd. 144A company guaranty sr. notes 6 3/8s,
2019 (Australia)	30,000	30,300

Pinnacle Operating Corp. 144A company guaranty sr. notes 9s, 2020	15,000	15,356

PolyOne Corp. 144A sr. unsec. notes 5 1/4s, 2023	10,000	9,450

PQ Corp. 144A sr. notes 8 3/4s, 2018	75,000	80,063

Rio Tinto Finance USA, Ltd. company guaranty sr. unsec. notes
9s, 2019 (Australia)	277,000	359,457

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.9s, 2022	192,000	199,129

Rock-Tenn Co. company guaranty sr. unsec. unsub. notes 4.45s, 2019	135,000	143,466

Roofing Supply Group, LLC/Roofing Supply Finance, Inc. 144A
company guaranty sr. unsec. notes 10s, 2020	95,000	105,925

Ryerson, Inc./Joseph T Ryerson & Son, Inc. company guaranty
sr. notes 9s, 2017	80,000	82,800

Sealed Air Corp. 144A sr. unsec. notes 6 1/2s, 2020	75,000	78,188

Sealed Air Corp. 144A sr. unsec. notes 5 1/4s, 2023	65,000	61,425

Smurfit Kappa Treasury company guaranty sr. unsec. unsub.
debs 7 1/2s, 2025 (Ireland)	30,000	32,550

SPCM SA 144A sr. unsec. bonds 6s, 2022 (France)	25,000	25,010

Steel Dynamics, Inc. company guaranty sr. unsec. notes
7 5/8s, 2020	15,000	16,219

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	15,000	15,525

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2019	25,000	26,063

Steel Dynamics, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2023	10,000	9,450

Taminco Global Chemical Corp. company guaranty sr. sub. notes
Ser. REGS, 9 3/4s, 2020 (Belgium)	10,000	11,300

Taminco Global Chemical Corp. 144A sr. notes 9 3/4s,
2020 (Belgium)	125,000	141,250

Tronox Finance, LLC company guaranty sr. unsec. unsub. notes
6 3/8s, 2020	115,000	113,850

USG Corp. sr. unsec. notes 9 3/4s, 2018	75,000	86,813

42	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.		Principal amount	Value

Basic materials cont.
Weekley Homes, LLC/Weekley Finance Corp. 144A sr. unsec.
notes 6s, 2023		$155,000	$148,800

Weyerhaeuser Co. sr. unsec. unsub. debs. 7 1/8s, 2023 R		50,000	58,487

Weyerhaeuser Co. sr. unsec. unsub. notes 7 3/8s, 2032 R		260,000	316,671

Xstrata Finance Canada, Ltd. 144A company guaranty sr. unsec.
unsub. bonds 5.8s, 2016 (Canada)		195,000	213,022

			9,026,085
Capital goods (1.3%)
ADS Waste Holdings, Inc. 144A sr. notes 8 1/4s, 2020		165,000	174,075

American Axle & Manufacturing, Inc. company guaranty
sr. unsec. notes 7 3/4s, 2019		245,000	271,338

Ardagh Packaging Finance PLC/Ardagh MP Holdings USA, Inc.
144A sr. notes 4 7/8s, 2022 (Ireland)		200,000	191,000

B/E Aerospace, Inc. sr. unsec. unsub. notes 5 1/4s, 2022		75,000	74,250

Berry Plastics Corp. company guaranty notes 9 1/2s, 2018		40,000	43,300

Berry Plastics Corp. company guaranty unsub. notes
9 3/4s, 2021		150,000	173,250

Beverage Packaging Holdings Luxembourg II SA company
guaranty sr. sub. notes Ser. REGS, 9 1/2s, 2017	EUR	60,000	83,911

BOE Merger Corp. 144A sr. unsec. notes 9 1/2s, 2017		$115,000	119,600

Boeing Capital Corp. sr. unsec. unsub. notes 4.7s, 2019		190,000	214,974

Bombardier, Inc. 144A sr. notes 6 1/8s, 2023 (Canada)		60,000	60,000

Bombardier, Inc. 144A sr. unsec. notes 7 3/4s, 2020 (Canada)		55,000	62,288

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020		200,000	216,500

Consolidated Container Co., LLC/Consolidated Container
Capital, Inc. 144A company guaranty sr. unsec. notes
10 1/8s, 2020		15,000	16,050

Crown Americas LLC/Crown Americas Capital Corp. IV 144A
company guaranty sr. unsec. notes 4 1/2s, 2023		180,000	164,250

Crown Euro Holdings SA 144A sr. notes 7 1/8s, 2018 (France)	EUR	50,000	71,999

Deere & Co. sr. unsec. unsub. notes 2.6s, 2022		$570,000	537,717

Delphi Corp. company guaranty sr. unsec. unsub. notes 5s, 2023		549,000	568,901

Exide Technologies sr. notes 8 5/8s, 2018 (In default) †		105,000	76,125

Gardner Denver, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2021		15,000	14,813

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 3.6s, 2042		260,000	216,573

General Dynamics Corp. company guaranty sr. unsec. unsub.
notes 2 1/4s, 2022		160,000	144,768

GrafTech International, Ltd. company guaranty sr. unsec. notes
6 3/8s, 2020		100,000	101,000

Kratos Defense & Security Solutions, Inc. company guaranty
sr. notes 10s, 2017		80,000	87,000

Legrand France SA sr. unsec. unsub. debs 8 1/2s, 2025 (France)		471,000	590,696

Manitowoc Co., Inc. (The) company guaranty sr. unsec. notes
5 7/8s, 2022		40,000	38,900

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023		160,000	150,400

Pittsburgh Glass Works, LLC 144A sr. notes 8 1/2s, 2016		185,000	190,088

Dynamic Asset Allocation Conservative Fund	43

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Capital goods cont.
Polypore International, Inc. company guaranty sr. unsec. notes
7 1/2s, 2017	$135,000	$143,100

Raytheon Co. sr. unsec. notes 4 7/8s, 2040	195,000	196,522

Rexel SA 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2019 (France)	200,000	203,500

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. notes
5 3/4s, 2020	55,000	55,206

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	120,000	126,000

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 8 1/4s, 2021 (New Zealand)	170,000	171,275

Staples, Inc. sr. unsec. unsub. notes 2 3/4s, 2018	245,000	247,350

Tenneco, Inc. company guaranty sr. unsub. notes 6 7/8s, 2020	95,000	103,075

Terex Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020	25,000	26,250

Terex Corp. company guaranty sr. unsec. unsub. notes 6s, 2021	145,000	146,631

Thermadyne Holdings Corp. company guaranty
sr. notes 9s, 2017	135,000	145,463

Titan International, Inc. 144A company guaranty sr. bonds
6 7/8s, 2020	50,000	50,375

TransDigm, Inc. company guaranty unsec. sub. notes
7 3/4s, 2018	125,000	133,125

TransDigm, Inc. 144A sr. unsec. sub. notes 7 1/2s, 2021	25,000	26,875

Triumph Group, Inc. unsec. sub. FRN notes 4 7/8s, 2021	85,000	81,813

United Technologies Corp. sr. unsec. notes 5 3/8s, 2017	437,000	502,753

United Technologies Corp. sr. unsec. unsub. notes 3.1s, 2022	105,000	103,292

		7,116,371
Communication services (2.7%)
Adelphia Communications Corp. escrow bonds zero %, 2014	125,000	938

America Movil SAB de CV company guaranty unsec. unsub.
notes 2 3/8s, 2016 (Mexico)	205,000	208,490

American Tower Corp. sr. unsec. notes 7s, 2017 R	317,000	364,963

AT&T, Inc. sr. unsec. bonds 6.55s, 2039	120,000	133,377

AT&T, Inc. sr. unsec. unsub. notes 6.3s, 2038	926,000	1,000,790

AT&T, Inc. sr. unsec. unsub. notes 4.35s, 2045	86,000	70,988

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017	255,000	292,613

Cablevision Systems Corp. sr. unsec. unsub. notes 8s, 2020	60,000	66,900

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018	75,000	84,000

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 1/2s, 2021	115,000	117,300

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022	45,000	41,513

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 7 3/8s, 2020	65,000	70,200

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 6 5/8s, 2022	70,000	71,050

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. unsub. notes 5 1/8s, 2023	40,000	36,900

44	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Communication services cont.
CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsub. notes 7s, 2019	$60,000	$63,300

CenturyLink, Inc. sr. unsec. unsub. notes 5 5/8s, 2020	25,000	24,406

Cincinnati Bell, Inc. company guaranty sr. unsec. notes
8 3/8s, 2020	20,000	21,150

Cincinnati Bell, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2017	40,000	41,680

Clearwire Communications, LLC/Clearwire Finance, Inc. 144A
company guaranty sr. notes 12s, 2015	145,000	151,706

Comcast Corp. company guaranty sr. unsec. unsub. notes
6.95s, 2037	514,000	646,695

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2035	82,000	98,442

Comcast Corp. company guaranty sr. unsec. unsub. notes
6 1/2s, 2015	13,000	13,971

Corning, Inc. sr. unsec. unsub. notes 5 3/4s, 2040	165,000	182,600

Crown Castle International Corp. sr. unsec. notes 7 1/8s, 2019	80,000	85,800

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023	75,000	69,000

Crown Castle Towers, LLC 144A company guaranty sr. notes
4.883s, 2020	115,000	122,034

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021	60,000	64,200

CyrusOne LP/CyrusOne Finance Corp. company guaranty
sr. unsec. notes 6 3/8s, 2022	35,000	34,738

Deutsche Telekom International Finance BV company guaranty
8 3/4s, 2030 (Netherlands)	163,000	225,867

Digicel, Ltd. 144A sr. unsec. notes 8 1/4s, 2017 (Jamaica)	90,000	93,263

DISH DBS Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	85,000	96,900

DISH DBS Corp. company guaranty sr. unsec. notes 6 3/4s, 2021	125,000	131,406

Equinix, Inc. sr. unsec. notes 7s, 2021	55,000	58,713

Frontier Communications Corp. sr. unsec. notes 9 1/4s, 2021	35,000	40,075

Frontier Communications Corp. sr. unsec. notes 8 1/2s, 2020	60,000	66,300

Frontier Communications Corp. sr. unsec. notes 8 1/8s, 2018	55,000	60,775

Frontier Communications Corp. sr. unsec. unsub. notes
7 5/8s, 2024	30,000	30,000

Hughes Satellite Systems Corp. company guaranty sr. notes
6 1/2s, 2019	110,000	116,325

Hughes Satellite Systems Corp. company guaranty sr. unsec.
notes 7 5/8s, 2021	90,000	96,975

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	95,000	102,600

Intelsat Jackson Holdings SA 144A sr. unsec. notes 6 5/8s,
2022 (Bermuda)	45,000	44,663

Intelsat Luxembourg SA 144A company guaranty sr. unsec.
notes 8 1/8s, 2023 (Luxembourg)	200,000	211,000

Intelsat Luxembourg SA 144A sr. unsec. notes 7 3/4s,
2021 (Luxembourg)	245,000	253,575

Koninklijke (Royal) KPN NV sr. unsec. unsub. bonds 8 3/8s,
2030 (Netherlands)	135,000	172,734

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 9 3/8s, 2019	80,000	88,200

Dynamic Asset Allocation Conservative Fund	45

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Communication services cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 5/8s, 2020	$80,000	$87,400

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	20,000	21,400

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2020	90,000	90,900

Mediacom, LLC/Mediacom Capital Corp. sr. unsec. unsub. notes
7 1/4s, 2022	55,000	57,475

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 5/8s, 2023	135,000	135,338

MetroPCS Wireless, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 1/4s, 2021	120,000	120,600

NII Capital Corp. company guaranty sr. unsec. unsub. notes
7 5/8s, 2021 (Mexico)	125,000	88,750

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 11 3/8s, 2019 (Luxembourg)	30,000	31,050

NII International Telecom Sarl 144A company guaranty sr. unsec.
notes 7 7/8s, 2019 (Luxembourg)	90,000	81,675

Orange sr. unsec. unsub. notes 4 1/8s, 2021 (France)	201,000	202,457

PAETEC Holding Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	5,000	5,563

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)	70,000	65,975

Qwest Corp. sr. unsec. notes 6 3/4s, 2021	354,000	381,128

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	55,000	61,515

Rogers Communications, Inc. company guaranty sr. unsec.
unsub. notes 4 1/2s, 2043 (Canada)	410,000	358,449

SBA Telecommunications, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2019	10,000	10,800

SBA Telecommunications, Inc. notes 5 3/4s, 2020	30,000	29,775

SBA Tower Trust 144A notes 2.933s, 2017	495,000	501,014

SES 144A company guaranty sr. unsec. notes 3.6s,
2023 (France)	162,000	152,383

Sprint Capital Corp. company guaranty 6 7/8s, 2028	185,000	165,113

Sprint Corp. 144A company guaranty sr. unsec. notes
7 7/8s, 2023	200,000	204,000

Sprint Corp. 144A company guaranty sr. unsec. notes
7 1/4s, 2021	80,000	80,800

Sprint Nextel Corp. sr. notes 8 3/8s, 2017	130,000	146,900

Sprint Nextel Corp. sr. unsec. unsub. notes 9 1/8s, 2017	85,000	97,750

Sprint Nextel Corp. sr. unsec. unsub. notes 7s, 2020	55,000	55,825

Sprint Nextel Corp. 144A company guaranty sr. unsec.
notes 9s, 2018	215,000	252,088

T-Mobile USA, Inc. 144A sr. unsec. notes 5 1/4s, 2018	35,000	35,613

TCI Communications, Inc. sr. unsec. unsub. notes 7 1/8s, 2028	365,000	462,539

Telefonica Emisiones SAU company guaranty sr. unsec. notes
4.57s, 2023 (Spain)	415,000	397,975

Telefonica Emisiones SAU company guaranty sr. unsec. unsub.
notes 3.192s, 2018 (Spain)	185,000	182,538

46	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Communication services cont.
Time Warner Cable, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2039	$230,000	$214,330

Time Warner Entertainment Co., LP company guaranty
sr. unsec. bonds 8 3/8s, 2033	541,000	589,784

Time Warner Entertainment Co., LP sr. unsec. debs. 8 3/8s, 2023	88,000	102,647

Verizon Communications, Inc. sr. unsec. unsub. notes 6.4s, 2033	1,390,000	1,545,240

Verizon Communications, Inc. sr. unsec. unsub. notes 4 1/2s, 2020	85,000	90,813

Verizon New Jersey, Inc. company guaranty sr. unsec. unsub.
bonds 8s, 2022	165,000	198,569

Verizon Pennsylvania, Inc. company guaranty sr. unsec. bonds
8.35s, 2030	505,000	608,393

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)	110,000	104,500

West Corp. company guaranty sr. unsec. notes 7 7/8s, 2019	120,000	129,300

Wind Acquisition Finance SA 144A sr. notes 11 3/4s,
2017 (Luxembourg)	320,000	340,000

Windstream Holdings, Inc. company guaranty sr. unsec. notes
6 3/8s, 2023	50,000	45,750

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2018	70,000	75,250

Windstream Holdings, Inc. company guaranty sr. unsec. unsub.
notes 7 7/8s, 2017	280,000	312,200

		14,990,679
Consumer cyclicals (3.5%)
Academy, Ltd./Academy Finance Corp. 144A company
guaranty sr. unsec. notes 9 1/4s, 2019	15,000	16,763

AMC Entertainment, Inc. company guaranty sr. sub. notes
9 3/4s, 2020	120,000	136,800

American Media, Inc. 144A notes 13 1/2s, 2018	7,394	7,764

Autonation, Inc. company guaranty sr. unsec. notes
6 3/4s, 2018	65,000	73,531

Autonation, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2020	30,000	31,238

Beazer Homes USA, Inc. company guaranty sr. notes
6 5/8s, 2018	30,000	31,500

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
8 1/8s, 2016	35,000	38,325

Beazer Homes USA, Inc. company guaranty sr. unsec. notes
7 1/4s, 2023	50,000	48,000

Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	56,000	56,000

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	45,000	42,075

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	125,000	125,625

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	60,000	58,854

Building Materials Corp. 144A sr. notes 7s, 2020	45,000	48,375

Building Materials Corp. 144A sr. notes 6 3/4s, 2021	75,000	80,625

Dynamic Asset Allocation Conservative Fund	47

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Burlington Coat Factory Warehouse Corp. company guaranty sr.
unsec. notes 10s, 2019	$95,000	$105,688

Burlington Holdings, LLC/Burlington Holding Finance, Inc. 144A
sr. unsec. notes 9s, 2018	35,000	35,963

Caesars Entertainment Operating Co., Inc. sr. notes
11 1/4s, 2017	105,000	106,575

Caesars Entertainment Operating Co., Inc. company guaranty
sr. notes 9s, 2020	355,000	334,144

CBS Corp. company guaranty sr. unsec. debs. 7 7/8s, 2030	160,000	193,946

CCM Merger, Inc. 144A company guaranty sr. unsec. notes
9 1/8s, 2019	75,000	78,375

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 9 1/8s, 2018	35,000	38,369

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. 144A company guaranty sr. unsec. notes 5 1/4s, 2021	55,000	52,525

Choice Hotels International, Inc. company guaranty sr. unsec.
unsub. notes 5.7s, 2020	260,000	268,450

Chrysler Group, LLC/CG Co-Issuer, Inc. company guaranty notes
8 1/4s, 2021	110,000	123,200

Cinemark USA, Inc. company guaranty sr. unsec. notes
4 7/8s, 2023	15,000	13,800

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	80,000	86,400

CityCenter Holdings, LLC/CityCenter Finance Corp. company
guaranty notes 10 3/4s, 2017	265,603	284,859

Clear Channel Communications, Inc. company guaranty
sr. notes 9s, 2021	60,000	58,050

Clear Channel Communications, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2019	170,000	166,600

Clear Channel Worldwide Holdings, Inc. company guaranty
sr. unsec. notes 7 5/8s, 2020	170,000	175,100

CST Brands, Inc. 144A company guaranty sr. unsec.
notes 5s, 2023	140,000	131,950

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
unsub. notes 7 3/4s, 2019	90,000	93,375

D.R. Horton, Inc. company guaranty sr. unsec. FRN notes
5 3/4s, 2023	20,000	20,200

DH Services Luxembourg Sarl 144A company guaranty
sr. unsec. notes 7 3/4s, 2020 (Luxembourg)	120,000	124,800

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. company
guaranty sr. unsec. notes 6.35s, 2040	13,000	12,800

DIRECTV Holdings, LLC/DIRECTV Financing Co., Inc. sr. unsec.
unsub. notes 5.2s, 2020	154,000	162,822

Entercom Radio, LLC company guaranty sr. unsec. sub. notes
10 1/2s, 2019	130,000	147,550

Expedia, Inc. company guaranty sr. unsec. unsub. notes
5.95s, 2020	350,000	365,849

FelCor Lodging LP company guaranty sr. notes 6 3/4s, 2019 R	305,000	321,775

FelCor Lodging LP company guaranty sr. notes 5 5/8s, 2023 R	30,000	28,013

Ford Motor Co. sr. unsec. unsub. bonds 7.7s, 2097	95,000	104,564

48	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.		Principal amount	Value

Consumer cyclicals cont.
Ford Motor Co. sr. unsec. unsub. notes 7.4s, 2046		$140,000	$167,527

Ford Motor Credit Co., LLC sr. unsec. notes 8 1/8s, 2020		1,240,000	1,541,295

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2019		70,000	69,300

Gannett Co., Inc. 144A company guaranty sr. unsec. notes
5 1/8s, 2020		55,000	53,900

General Motors Co. 144A sr. unsec. notes 6 1/4s, 2043		35,000	34,475

General Motors Financial Co., Inc. 144A sr. unsec. notes
4 1/4s, 2023		40,000	36,550

General Motors Financial Co., Inc. 144A sr. unsec. notes
3 1/4s, 2018		163,000	158,518

General Motors Financial Co., Inc. 144A sr. unsec. notes
2 3/4s, 2016		232,000	231,420

Gibson Brands, Inc. 144A sr. unsec. notes 8 7/8s, 2018		75,000	76,125

Gray Television, Inc. company guaranty sr. unsec. notes
7 1/2s, 2020		70,000	72,800

Great Canadian Gaming Corp. 144A company guaranty
sr. unsec. notes 6 5/8s, 2022 (Canada)	CAD	140,000	138,339

Griffey Intermediate, Inc./Griffey Finance Sub, LLC 144A
sr. notes 7s, 2020		$95,000	71,250

Grupo Televisa SAB sr. unsec. unsub. notes 6 5/8s,
2025 (Mexico)		360,000	414,725

Hanesbrands, Inc. company guaranty sr. unsec. notes
6 3/8s, 2020		150,000	161,625

Historic TW, Inc. company guaranty sr. unsec. unsub. bonds
9.15s, 2023		105,000	139,128

Home Depot, Inc. (The) sr. unsec. notes 5.95s, 2041		300,000	351,247

Host Hotels & Resorts LP sr. unsec. unsub. notes 6s, 2021 R		147,000	160,417

Host Hotels & Resorts LP sr. unsec. unsub. notes 5 1/4s, 2022 R		68,000	70,582

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021 R		100,000	99,926

Hyatt Hotels Corp. sr. unsec. unsub. notes 3 3/8s, 2023		80,000	74,757

Igloo Holdings Corp. 144A sr. unsec. unsub. notes 8 1/4s, 2017		140,000	143,850

Interactive Data Corp. company guaranty sr. unsec. notes
10 1/4s, 2018		90,000	99,675

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		55,000	51,563

Isle of Capri Casinos, Inc. company guaranty sr. unsec. sub.
notes 8 7/8s, 2020		70,000	72,800

Isle of Capri Casinos, Inc. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2019		105,000	110,250

Jeld-Wen Escrow Corp. 144A sr. notes 12 1/4s, 2017		125,000	142,188

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes 9 3/4s, 2019		45,000	46,238

K Hovnanian Enterprises, Inc. 144A sr. notes 7 1/4s, 2020		65,000	68,413

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021		120,000	129,900

L Brands, Inc. sr. notes 5 5/8s, 2022		45,000	46,125

Lamar Media Corp. company guaranty sr. sub. notes
5 7/8s, 2022		55,000	55,000

Lender Processing Services, Inc. company guaranty sr. unsec.
unsub. notes 5 3/4s, 2023		115,000	118,306

Dynamic Asset Allocation Conservative Fund	49

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2022	$40,000	$36,800

Liberty Interactive, LLC sr. unsec. unsub. notes 8 1/4s, 2030	120,000	126,000

M/I Homes, Inc. company guaranty sr. unsec. notes 8 5/8s, 2018	160,000	172,000

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 6.9s, 2029	210,000	240,347

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 5.9s, 2016	47,000	53,167

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
5 1/8s, 2042	190,000	181,317

Macy’s Retail Holdings, Inc. company guaranty sr. unsec.
notes 4.3s, 2043	500,000	422,535

Macy’s Retail Holdings, Inc. company guaranty sr. unsec. notes
3 7/8s, 2022	85,000	84,151

Marriott International, Inc. sr. unsec. unsub. notes 3s, 2019	350,000	353,462

Masonite International Corp., 144A company guaranty sr. notes
8 1/4s, 2021 (Canada)	120,000	131,700

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	85,000	83,513

MGM Resorts International company guaranty sr. unsec. notes
7 5/8s, 2017	100,000	111,750

MGM Resorts International company guaranty sr. unsec. notes
6 7/8s, 2016	75,000	81,563

MGM Resorts International company guaranty sr. unsec. notes
6 3/4s, 2020	70,000	73,500

MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	65,000	74,750

MGM Resorts International company guaranty sr. unsec. unsub.
notes 7 3/4s, 2022	60,000	65,250

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	25,000	25,813

Michaels FinCo Holdings, LLC/Michaels FinCo, Inc. 144A
sr. unsec. notes 7 1/2s, 2018	80,000	80,800

Michaels Stores, Inc. company guaranty notes 11 3/8s, 2016	52,000	53,366

Michaels Stores, Inc. company guaranty sr. unsec. notes
7 3/4s, 2018	10,000	10,750

MTR Gaming Group, Inc. company guaranty notes 11 1/2s, 2019	272,706	299,295

Navistar International Corp. sr. notes 8 1/4s, 2021	159,000	161,385

Needle Merger Sub Corp. 144A sr. unsec. notes 8 1/8s, 2019	125,000	127,500

Neiman-Marcus Group, Inc. (The) company guaranty sr. notes
7 1/8s, 2028	80,000	78,800

New Academy Finance Co., LLC/New Academy Finance Corp.
144A sr. unsec. notes 8s, 2018	80,000	81,800

News America Holdings, Inc. company guaranty sr. unsec. debs.
7 3/4s, 2024	300,000	358,583

News America Holdings, Inc. debs. 7 3/4s, 2045	363,000	444,413

News America, Inc. company guaranty sr. unsec. unsub.
notes 6.2s, 2034	10,000	10,827

Nexstar Broadcasting, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 7/8s, 2020	50,000	50,875

50	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Nielsen Co. Luxembourg SARL (The) 144A company guaranty
sr. unsec. notes 5 1/2s, 2021 (Luxembourg)	$30,000	$30,075

Nielsen Finance, LLC/Nielsen Finance Co. company guaranty
sr. unsec. notes 4 1/2s, 2020	45,000	43,313

Nortek, Inc. company guaranty sr. unsec. notes 10s, 2018	130,000	142,675

Nortek, Inc. company guaranty sr. unsec. notes 8 1/2s, 2021	60,000	65,250

O’Reilly Automotive, Inc. company guaranty sr. unsec. unsub.
notes 3.85s, 2023	90,000	87,807

Owens Corning company guaranty sr. unsec. notes 9s, 2019	40,000	48,300

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	85,000	83,300

PETCO Animal Supplies, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	55,000	58,988

Petco Holdings, Inc. 144A sr. unsec. notes 8 1/2s, 2017	55,000	55,688

Pitney Bowes, Inc. sr. unsec. unsub. notes Ser. MTN,
5 1/4s, 2037	420,000	441,787

Pulte Group, Inc. company guaranty sr. unsec. notes
7 5/8s, 2017	95,000	106,638

Pulte Group, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	160,000	161,600

Quiksilver, Inc./QS Wholesale, Inc. 144A company guaranty
sr. unsec. notes 7 7/8s, 2018	10,000	10,500

Quiksilver, Inc./QS Wholesale, Inc. 144A sr. unsec.
notes 10s, 2020	10,000	10,525

Realogy Corp. 144A company guaranty sr. notes 9s, 2020	25,000	29,063

Realogy Corp. 144A company guaranty sr. notes 7 5/8s, 2020	25,000	27,875

Regal Entertainment Group company guaranty sr. unsec. notes
9 1/8s, 2018	67,000	74,035

Regal Entertainment Group sr. unsec. notes 5 3/4s, 2023	45,000	42,300

Rent-A-Center, Inc. 144A sr. unsec. notes 4 3/4s, 2021	70,000	64,750

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019	74,000	80,660

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018	125,000	138,438

RSI Home Products, Inc. 144A company guaranty notes
6 7/8s, 2018	50,000	51,625

Sabre Holdings Corp. sr. unsec. unsub. notes 8.35s, 2016	235,000	256,150

Sabre, Inc. 144A sr. notes 8 1/2s, 2019	95,000	102,363

Sinclair Television Group, Inc. company guaranty sr. unsec. notes
5 3/8s, 2021	40,000	38,000

Sinclair Television Group, Inc. sr. unsec. notes 6 1/8s, 2022	40,000	39,700

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021 ##	30,000	29,925

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
notes 6 3/8s, 2021	10,000	9,975

Sirius XM Radio, Inc. 144A sr. unsec. bonds 5 7/8s, 2020	110,000	110,825

Sirius XM Radio, Inc. 144A sr. unsec. notes 5 1/4s, 2022	25,000	24,125

Six Flags Entertainment Corp. 144A company guaranty
sr. unsec. unsub. notes 5 1/4s, 2021	105,000	100,013

Dynamic Asset Allocation Conservative Fund	51

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer cyclicals cont.
Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 5/8s, 2022	$5,000	$5,188

Spectrum Brands Escrow Corp. 144A sr. unsec. notes
6 3/8s, 2020	5,000	5,225

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2020	85,000	90,313

Standard Pacific Corp. company guaranty sr. unsec. notes
6 1/4s, 2021	40,000	40,000

Stanley Black & Decker, Inc. company guaranty sr. unsec. unsub.
notes 2.9s, 2022	435,000	409,098

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	45,000	42,975

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 7 3/4s, 2020	21,000	22,785

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. notes 5 1/4s, 2021	40,000	37,600

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A sr. notes 7 3/4s, 2020	108,000	117,990

TJX Cos., Inc. sr. unsec. notes 2 1/2s, 2023	200,000	184,912

Travelport, LLC company guaranty sr. unsec. sub. notes
11 7/8s, 2016	35,000	34,475

Travelport, LLC/Travelport Holdings, Inc. 144A company
guaranty sr. unsec. unsub. notes 13 7/8s, 2016 ‡‡	115,075	119,678

TRW Automotive, Inc. 144A company guaranty sr. unsec. notes
4 1/2s, 2021	30,000	30,150

TRW Automotive, Inc. 144A company guaranty sr. unsec.
unsub. notes 7s, 2014	120,000	122,700

Univision Communications, Inc. 144A company guaranty
sr. unsec. notes 8 1/2s, 2021	185,000	202,575

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 6 1/2s, 2037	198,000	245,768

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 5s, 2040	120,000	123,760

Wal-Mart Stores, Inc. sr. unsec. unsub. notes 4 7/8s, 2040	655,000	664,103

Walt Disney Co. (The) sr. unsec. notes 2 3/4s, 2021	120,000	117,107

Walt Disney Co. (The) sr. unsec. unsub. notes 4 3/8s, 2041	50,000	47,991

		18,946,104
Consumer staples (1.7%)
Affinion Group, Inc. company guaranty sr. unsec. notes
7 7/8s, 2018	265,000	210,013

Affinion Group, Inc. company guaranty sr. unsec. sub. notes
11 1/2s, 2015	25,000	21,750

Altria Group, Inc. company guaranty sr. unsec. notes 9.7s, 2018	63,000	83,288

Altria Group, Inc. company guaranty sr. unsec. unsub. notes
2.85s, 2022	500,000	455,828

Anheuser-Busch InBev Worldwide, Inc. company guaranty
unsec. unsub. notes 5 3/8s, 2020	450,000	517,235

Ashtead Capital, Inc. 144A company guaranty sr. notes
6 1/2s, 2022	45,000	47,813

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 9 3/4s, 2020	30,000	34,575

Avis Budget Car Rental, LLC company guaranty sr. unsec.
unsub. notes 8 1/4s, 2019	25,000	27,125

52	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Consumer staples cont.
Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. company
guaranty sr. unsec. unsub. notes 5 1/2s, 2023	$40,000	$37,000

B&G Foods, Inc. company guaranty sr. unsec. notes
4 5/8s, 2021	60,000	57,000

Bunge Ltd., Finance Corp. company guaranty sr. unsec. notes
8 1/2s, 2019	10,000	12,452

Bunge Ltd., Finance Corp. company guaranty unsec. unsub.
notes 4.1s, 2016	90,000	95,132

Burger King Corp. company guaranty sr. unsec. notes
9 7/8s, 2018	140,000	157,150

Cargill, Inc. 144A sr. unsec. notes 4.1s, 2042	315,000	278,687

Carrols Restaurant Group, Inc. company guaranty sr. notes
11 1/4s, 2018	30,000	33,750

Claire’s Stores, Inc. company guaranty sr. notes 8 7/8s, 2019	115,000	123,050

Claire’s Stores, Inc. 144A company guaranty sr. notes
6 1/8s, 2020	30,000	29,700

Claire’s Stores, Inc. 144A sr. notes 9s, 2019	130,000	143,975

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	30,000	27,450

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 7 1/4s, 2016	130,000	147,875

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	45,000	47,925

Corrections Corp. of America company guaranty sr. unsec. notes
4 1/8s, 2020 R	25,000	23,688

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	30,000	27,938

Darden Restaurants, Inc. sr. unsec. unsub. notes 6.8s, 2037	205,000	217,022

Dave & Buster’s, Inc. company guaranty sr. unsec. unsub.
notes 11s, 2018	110,000	121,550

Dean Foods Co. company guaranty sr. unsec. unsub. notes
9 3/4s, 2018	30,000	33,975

Dean Foods Co. company guaranty sr. unsec. unsub.
notes 7s, 2016	115,000	126,788

Delhaize Group company guaranty sr. unsec. notes 5.7s,
2040 (Belgium)	375,000	366,321

Delhaize Group company guaranty sr. unsec. notes 4 1/8s,
2019 (Belgium)	80,000	83,430

Diageo Investment Corp. company guaranty sr. unsec.
debs. 8s, 2022	135,000	179,281

DineEquity, Inc. company guaranty sr. unsec. notes 9 1/2s, 2018	145,000	161,313

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	190,000	203,300

Erac USA Finance, LLC 144A unsec. sub. notes 7s, 2037	230,000	272,522

Hawk Acquisition Sub, Inc. 144A sr. notes 4 1/4s, 2020	130,000	123,988

Hertz Corp. (The) company guaranty sr. unsec. notes
7 1/2s, 2018	75,000	80,813

Hertz Corp. (The) company guaranty sr. unsec. notes
6 1/4s, 2022	55,000	56,788

Hertz Corp. (The) company guaranty sr. unsec. notes
5 7/8s, 2020	45,000	46,350

Dynamic Asset Allocation Conservative Fund	53

CORPORATE BONDS AND NOTES (24.9%)* cont.		Principal amount	Value

Consumer staples cont.
Hertz Holdings Netherlands BV 144A sr. bonds 8 1/2s,
2015 (Netherlands)	EUR	70,000	$99,236

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		$30,000	29,700

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)		35,000	36,838

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
7 1/4s, 2021 (Brazil)		140,000	139,300

Kerry Group Financial Services 144A company guaranty
sr. unsec. notes 3.2s, 2023 (Ireland)		357,000	329,567

Kraft Foods Group, Inc. sr. unsec. unsub. notes 6 1/2s, 2040		350,000	411,870

Kraft Foods Group, Inc. sr. unsec. unsub. notes 5s, 2042		65,000	64,390

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018		60,000	62,850

Landry’s, Inc. 144A sr. unsec. notes 9 3/8s, 2020		190,000	200,925

Libbey Glass, Inc. company guaranty sr. notes 6 7/8s, 2020		139,000	148,035

McDonald’s Corp. sr. unsec. bonds 6.3s, 2037		300,000	374,567

McDonald’s Corp. sr. unsec. notes 5.7s, 2039		270,000	314,054

Molson Coors Brewing Co. company guaranty sr. unsec. unsub.
notes 5s, 2042		230,000	224,122

PepsiCo, Inc. sr. unsec. notes 7.9s, 2018		82,000	104,385

Post Holdings, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		50,000	52,563

Post Holdings, Inc. 144A sr. unsec. unsub. notes 7 3/8s, 2022		10,000	10,513

Prestige Brands, Inc. company guaranty sr. unsec. notes
8 1/4s, 2018		250,000	265,625

Revlon Consumer Products Corp. 144A company guaranty
sr. unsec. notes 5 3/4s, 2021		135,000	129,938

Rite Aid Corp. company guaranty sr. unsec. unsub. notes
9 1/4s, 2020		115,000	130,525

Smithfield Foods, Inc. sr. unsec. unsub. notes 6 5/8s, 2022		80,000	82,800

Sun Merger Sub, Inc. 144A company guaranty sr. unsec. sub.
notes 5 7/8s, 2021		20,000	20,250

Sun Merger Sub, Inc. 144A sr. unsec. notes 5 1/4s, 2018		15,000	15,338

Tyson Foods, Inc. company guaranty sr. unsec. unsub.
notes 6.6s, 2016		470,000	526,947

United Rentals North America, Inc. company guaranty sr. unsec.
notes 7 5/8s, 2022		70,000	76,125

United Rentals North America, Inc. company guaranty sr. unsec.
unsub. notes 9 1/4s, 2019		125,000	140,000

Wells Enterprises, Inc. 144A sr. notes 6 3/4s, 2020		35,000	35,700

WPP Finance UK company guaranty sr. unsec. notes 8s, 2014
(United Kingdom)		295,000	314,468

			9,054,471
Energy (3.0%)
Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2021		40,000	41,100

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 6 1/8s, 2022		35,000	35,963

Access Midstream Partners LP/ACMP Finance Corp. company
guaranty sr. unsec. unsub. notes 4 7/8s, 2023		155,000	145,700

54	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
Alpha Natural Resources, Inc. company guaranty sr. unsec.
notes 6 1/4s, 2021	$85,000	$70,338

Anadarko Finance Co. company guaranty sr. unsec. unsub.
notes Ser. B, 7 1/2s, 2031	365,000	455,020

Anadarko Petroleum Corp. sr. notes 5.95s, 2016	41,000	46,025

Anadarko Petroleum Corp. sr. unsec. unsub. notes 6.95s, 2019	185,000	223,018

Apache Corp. sr. unsec. unsub notes 3 1/4s, 2022	265,000	259,433

Apache Corp. sr. unsec. unsub. notes 5.1s, 2040	45,000	44,524

Athlon Holdings LP/Athlon Finance Corp. 144A company
guaranty sr. unsec. notes 7 3/8s, 2021	123,000	125,460

Atwood Oceanics, Inc. sr. unsec. unsub. notes 6 1/2s, 2020	50,000	52,375

Aurora USA Oil & Gas, Inc. 144A sr. notes 9 7/8s, 2017	85,000	90,313

BP Capital Markets PLC company guaranty sr. unsec. unsub.
notes 3.2s, 2016 (United Kingdom)	570,000	599,388

Canadian Natural Resources, Ltd. sr. unsec. unsub. notes 5.7s,
2017 (Canada)	520,000	587,967

Carrizo Oil & Gas, Inc. company guaranty sr. unsec. notes
8 5/8s, 2018	160,000	174,400

Chaparral Energy, Inc. company guaranty sr. unsec. notes
9 7/8s, 2020	155,000	174,375

Chaparral Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2021	35,000	36,925

Chesapeake Energy Corp. company guaranty sr. unsec. notes
5 3/4s, 2023	30,000	30,075

Chesapeake Oilfield Operating, LLC/Chesapeake Oilfield
Finance, Inc. company guaranty sr. unsec. unsub. notes
6 5/8s, 2019	110,000	111,925

Concho Resources, Inc. company guaranty sr. unsec. notes
6 1/2s, 2022	110,000	117,150

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	60,000	59,100

Concho Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 1/2s, 2022	50,000	49,875

Connacher Oil and Gas, Ltd. 144A notes 8 1/2s, 2019 (Canada)	55,000	39,325

CONSOL Energy, Inc. company guaranty sr. unsec. notes
8 1/4s, 2020	380,000	407,550

CONSOL Energy, Inc. company guaranty sr. unsec.
notes 8s, 2017	20,000	21,250

Continental Resources, Inc. company guaranty sr. unsec.
notes 5s, 2022	185,000	186,156

Continental Resources, Inc. company guaranty sr. unsec. notes
4 1/2s, 2023	155,000	151,900

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 8 7/8s, 2018	230,000	244,375

Crosstex Energy LP/Crosstex Energy Finance Corp. company
guaranty sr. unsec. notes 7 1/8s, 2022	35,000	35,963

CrownRock LP/CrownRock Finance, Inc. 144A sr. unsec. notes
7 1/8s, 2021	55,000	53,900

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
8 1/4s, 2020	109,000	119,355

Dynamic Asset Allocation Conservative Fund	55

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2021	$15,000	$15,863

EXCO Resources, Inc. company guaranty sr. unsec. notes
7 1/2s, 2018	220,000	209,550

Forbes Energy Services, Ltd. company guaranty sr. unsec.
notes 9s, 2019	150,000	150,750

Forum Energy Technologies, Inc. 144A sr. unsec. notes
6 1/4s, 2021	80,000	80,600

FTS International Services, LLC/FTS International Bonds, Inc.
144A company guaranty sr. unsec. unsub. notes 8 1/8s, 2018	92,000	99,820

Gazprom OAO Via Gaz Capital SA 144A sr. unsec. unsub. notes
8.146s, 2018 (Russia)	288,000	336,508

Gazprom OAO Via White Nights Finance BV notes 10 1/2s,
2014 (Russia)	1,200,000	1,250,940

Goodrich Petroleum Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2019	180,000	187,200

Gulfport Energy Corp. 144A company guaranty sr. unsec. notes
7 3/4s, 2020	135,000	141,075

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 9 3/4s, 2020	20,000	21,150

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	250,000	256,250

Hercules Offshore, Inc. 144A company guaranty sr. notes
7 1/8s, 2017	10,000	10,638

Hercules Offshore, Inc. 144A company guaranty sr. unsec. notes
7 1/2s, 2021	35,000	35,088

Hercules Offshore, Inc. 144A sr. notes 10 1/2s, 2017	100,000	105,875

Hercules Offshore, Inc. 144A sr. unsec. notes 8 3/4s, 2021	40,000	42,900

Hess Corp. sr. unsec. unsub. notes 7.3s, 2031	140,000	168,032

Hiland Partners LP/Hiland Partners Finance Corp. 144A
company guaranty sr. notes 7 1/4s, 2020	55,000	57,338

Kerr-McGee Corp. company guaranty sr. unsec. unsub. notes
7 7/8s, 2031	40,000	50,472

Key Energy Services, Inc. company guaranty unsec. unsub.
notes 6 3/4s, 2021	125,000	123,750

Kodiak Oil & Gas Corp. company guaranty sr. unsec. unsub.
notes 8 1/8s, 2019	190,000	207,575

Kodiak Oil & Gas Corp. 144A sr. unsec. unsub. notes
5 1/2s, 2022	20,000	19,500

Laredo Petroleum, Inc. company guaranty sr. unsec. unsub.
notes 9 1/2s, 2019	160,000	177,600

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty sr. unsec. notes 6 3/4s, 2019	220,000	207,350

Lone Pine Resources Canada, Ltd. company guaranty sr. unsec.
notes 10 3/8s, 2017 (Canada) (In default) †	59,000	34,220

Lukoil International Finance BV 144A company guaranty sr.
unsec. notes 4.563s, 2023 (Russia)	200,000	186,606

Marathon Petroleum Corp. sr. unsec. unsub. notes 6 1/2s, 2041	125,000	135,903

MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 1/2s, 2021 (Canada)	45,000	45,338

56	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
MEG Energy Corp. 144A company guaranty sr. unsec. notes
6 3/8s, 2023 (Canada)	$40,000	$39,000

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †	130,000	98,150

Newfield Exploration Co. sr. unsec. notes 5 3/4s, 2022	90,000	88,875

Noble Holding International, Ltd. company guaranty sr. unsec.
notes 6.05s, 2041	285,000	284,493

Northern Oil and Gas, Inc. company guaranty sr. unsec.
notes 8s, 2020	120,000	120,300

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 7/8s, 2023	60,000	63,750

Oasis Petroleum, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2022	90,000	94,950

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/2s, 2019 (Cayman Islands)	110,000	115,615

Offshore Group Investment, Ltd. company guaranty sr. notes
7 1/8s, 2023 (Cayman Islands)	85,000	82,875

Peabody Energy Corp. company guaranty sr. unsec. notes
7 3/8s, 2016	75,000	83,813

Peabody Energy Corp. company guaranty sr. unsec. unsub.
notes 6s, 2018	80,000	79,800

PetroBakken Energy, Ltd. sr. unsec. notes Ser. REGS, 8 5/8s,
2020 (Canada)	30,000	29,100

PetroBakken Energy, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)	170,000	164,900

Petrohawk Energy Corp. company guaranty sr. unsec. notes
7 1/4s, 2018	335,000	363,475

Petroleos de Venezuela SA sr. unsec. notes 4.9s,
2014 (Venezuela)	1,465,000	1,389,303

Plains Exploration & Production Co. company guaranty
sr. unsec. notes 6 3/4s, 2022	595,000	636,821

Range Resources Corp. company guaranty sr. sub. notes
6 3/4s, 2020	85,000	91,588

Range Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2022	40,000	38,700

Rosetta Resources, Inc. company guaranty sr. unsec. notes
9 1/2s, 2018	145,000	156,238

Rosetta Resources, Inc. company guaranty sr. unsec. unsub.
notes 5 5/8s, 2021	35,000	33,250

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016	165,000	181,500

Sabine Pass LNG LP 144A sr. notes 6 1/2s, 2020	40,000	40,600

Samson Investment Co. 144A sr. unsec. notes 10 1/4s, 2020	225,000	238,500

SandRidge Energy, Inc. company guaranty sr. unsec. unsub.
notes 7 1/2s, 2021	65,000	65,650

Seven Generations Energy, Ltd. 144A sr. unsec. notes 8 1/4s,
2020 (Canada)	40,000	41,504

Shelf Drilling Holdings, Ltd. 144A sr. notes 8 5/8s, 2018	95,000	100,938

Shell International Finance BV company guaranty sr. unsec.
notes 3.1s, 2015 (Netherlands)	585,000	610,865

SM Energy Co. sr. unsec. notes 6 5/8s, 2019	50,000	52,000

SM Energy Co. sr. unsec. notes 6 1/2s, 2021	45,000	46,800

Dynamic Asset Allocation Conservative Fund	57

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Energy cont.
SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023	$20,000	$20,350

Spectra Energy Capital, LLC sr. notes 8s, 2019	215,000	260,290

Statoil ASA company guaranty sr. unsec. notes 5.1s,
2040 (Norway)	170,000	178,652

Trinidad Drilling, Ltd. 144A sr. unsec. notes 7 7/8s,
2019 (Canada)	20,000	21,100

Unit Corp. company guaranty sr. sub. notes 6 5/8s, 2021	120,000	123,000

Weatherford Bermuda company guaranty sr. unsec. notes
9 7/8s, 2039 (Bermuda)	270,000	364,311

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.8s, 2037	90,000	93,431

Weatherford International, LLC company guaranty sr. unsec.
unsub. notes 6.35s, 2017	100,000	112,204

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	110,000	111,650

Whiting Petroleum Corp. 144A company guaranty sr. unsec.
unsub. notes 5 3/4s, 2021	100,000	102,250

Williams Cos., Inc. (The) notes 7 3/4s, 2031	9,000	10,200

Williams Cos., Inc. (The) sr. unsec. notes 7 7/8s, 2021	30,000	35,777

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	35,000	35,481

WPX Energy, Inc. sr. unsec. unsub. notes 5 1/4s, 2017	135,000	142,425

		16,192,588
Financials (5.9%)
Abbey National Treasury Services PLC/London bank guaranty
sr. unsec. unsub. notes FRN 1.844s, 2014 (United Kingdom)	255,000	256,968

ABN Amro Bank NV 144A sr. unsec. notes 4 1/4s,
2017 (Netherlands)	560,000	598,254

Aflac, Inc. sr. unsec. notes 8 1/2s, 2019	315,000	407,140

Aflac, Inc. sr. unsec. notes 6.9s, 2039	135,000	167,131

Air Lease Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2020	50,000	49,250

Air Lease Corp. sr. unsec. notes 5 5/8s, 2017	90,000	95,850

Allegion US Holding Co., Inc. 144A company guaranty sr. unsec.
notes 5 3/4s, 2021	30,000	30,375

Ally Financial, Inc. company guaranty sr. notes 6 1/4s, 2017	80,000	85,548

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8.3s, 2015	115,000	123,913

Ally Financial, Inc. company guaranty sr. unsec. unsub.
notes 8s, 2020	50,000	57,500

Ally Financial, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2020	50,000	56,188

Ally Financial, Inc. unsec. sub. notes 8s, 2018	60,000	67,500

American International Group, Inc. jr. sub. FRB bonds
8.175s, 2068	321,000	375,731

American International Group, Inc. sr. unsec. Ser. MTN,
5.85s, 2018	639,000	727,658

American International Group, Inc. sr. unsec. unsub. notes
4 1/4s, 2014	355,000	366,555

Associates Corp. of North America sr. unsec. notes 6.95s, 2018	235,000	279,147

AXA SA 144A jr. unsec. sub. FRN notes 6.463s, perpetual
maturity (France)	310,000	309,225

58	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
AXA SA 144A jr. unsec. sub. FRN notes 6.379s, perpetual
maturity (France)	$255,000	$245,119

Banco del Estado de Chile 144A sr. unsec. notes 2s, 2017 (Chile)	390,000	379,853

Bank of America Corp. sr. unsec. notes 5 3/4s, 2017	315,000	355,346

Bank of America, NA sub. notes Ser. BKNT, 5.3s, 2017	750,000	826,576

Bank of New York Mellon Corp. (The) sr. unsec. unsub. notes
1.969s, 2017	445,000	450,710

Bank of New York Mellon Corp. (The) 144A sr. unsec. notes
Ser. MTN, 2 1/2s, 2016	65,000	67,204

Barclays Bank PLC 144A sub. notes 10.179s, 2021
(United Kingdom)	205,000	265,520

Barclays Bank PLC 144A unsec. sub. notes 6.05s, 2017
(United Kingdom)	100,000	111,079

BBVA International Preferred SAU bank guaranty jr. unsec. sub.
FRN notes 5.919s, perpetual maturity (Spain)	435,000	391,500

Bear Stearns Cos., Inc. (The) sr. unsec. notes 7 1/4s, 2018	46,000	55,097

Bear Stearns Cos., LLC (The) sr. unsec. unsub. notes 5.7s, 2014	155,000	163,614

Berkshire Hathaway Finance Corp. company guaranty sr. unsec.
unsub. notes 4.3s, 2043	151,000	137,067

BNP Paribas SA sr. unsec. notes Ser. MTN, 2 3/8s, 2017 (France)	190,000	192,970

BNP Paribas SA 144A jr. unsec. sub. FRN notes 5.186s,
perpetual maturity (France)	261,000	263,636

Camden Property Trust sr. unsec. notes 4 7/8s, 2023 R	140,000	147,114

CB Richard Ellis Services, Inc. company guaranty sr. unsec. notes
6 5/8s, 2020	95,000	101,413

CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023	45,000	42,188

CIT Group, Inc. company guaranty sr. notes 5s, 2023	55,000	53,350

CIT Group, Inc. sr. unsec. notes 5s, 2022	90,000	87,975

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020	75,000	77,625

CIT Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2018	70,000	73,325

CIT Group, Inc. 144A company guaranty notes 5 1/2s, 2019	90,000	94,500

Citigroup, Inc. sub. notes 5s, 2014	180,000	186,785

Commerzbank AG 144A unsec. sub. notes 8 1/8s,
2023 (Germany)	625,000	637,500

Community Choice Financial, Inc. company guaranty sr. notes
10 3/4s, 2019	205,000	180,400

DDR Corp. sr. unsec. unsub. notes 7 7/8s, 2020 R	250,000	305,995

Duke Realty LP sr. unsec. notes 6 1/2s, 2018 R	339,000	390,025

E*Trade Financial Corp. sr. unsec. unsub. notes 6 3/8s, 2019	175,000	186,375

EPR Properties unsec. notes 5 1/4s, 2023 R	280,000	272,299

GE Capital Trust I unsec. sub. FRB bonds 6 3/8s, 2067	1,450,000	1,535,188

General Electric Capital Corp. sr. unsec. notes 6 3/4s, 2032	525,000	626,220

General Electric Capital Corp. sr. unsec. unsub. notes
3.15s, 2022	150,000	141,831

General Electric Capital Corp. unsec. sub. notes 5.3s, 2021	295,000	320,836

Genworth Holdings, Inc. sr. unsec. unsub. notes 7.7s, 2020	440,000	518,749

Goldman Sachs Group, Inc. (The) sr. notes 7 1/2s, 2019	1,105,000	1,335,028

Hartford Financial Services Group, Inc. (The) sr. unsec. unsub.
notes 5 1/8s, 2022	160,000	175,237

Dynamic Asset Allocation Conservative Fund	59

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
HCP, Inc. sr. unsec. unsub. notes 3.15s, 2022 R	$335,000	$309,564

Health Care REIT, Inc. sr. unsec. unsub. notes 3 3/4s, 2023 R	250,000	236,480

Highwood Realty LP sr. unsec. bonds 5.85s, 2017 R	290,000	319,195

Hockey Merger Sub 2, Inc. 144A sr. unsec. notes 7 7/8s, 2021 ##	115,000	115,144

HSBC Finance Capital Trust IX FRN notes 5.911s, 2035	400,000	408,000

HSBC Finance Corp. sr. unsec. sub. notes 6.676s, 2021	310,000	354,007

HSBC USA Capital Trust I 144A jr. bank guaranty unsec. notes
7.808s, 2026	350,000	355,688

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 8s, 2018	110,000	115,225

Icahn Enterprises LP/Icahn Enterprises Finance Corp. 144A
unsec. sub. notes 6s, 2020	65,000	65,000

ING Bank N.V. 144A unsec. sub. notes 5.8s, 2023 (Netherlands)	1,010,000	1,023,938

International Lease Finance Corp. sr. unsec. notes 6 1/4s, 2019	40,000	42,000

International Lease Finance Corp. sr. unsec. unsub. notes
5 7/8s, 2022	110,000	108,075

International Lease Finance Corp. sr. unsec. unsub. notes
4 7/8s, 2015	250,000	258,125

International Lease Finance Corp. sr. unsec. unsub. notes
4 5/8s, 2021	40,000	37,000

iStar Financial, Inc. sr. unsec. notes 7 1/8s, 2018 R	65,000	70,119

iStar Financial, Inc. sr. unsec. unsub. notes Ser. B, 9s, 2017 R	80,000	90,900

JPMorgan Chase & Co. jr. unsec. sub. FRN notes 7.9s,
perpetual maturity	136,000	147,560

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037	390,000	421,200

Liberty Mutual Insurance Co. 144A notes 7.697s, 2097	135,000	140,934

Lloyds Bank PLC company guaranty sr. unsec. sub. notes
Ser. MTN, 6 1/2s, 2020 (United Kingdom)	390,000	430,525

Macquarie Bank, Ltd. 144A sr. unsec. notes 3.45s, 2015 (Australia)	160,000	165,225

Merrill Lynch & Co., Inc. sr. unsec. notes Ser. MTN, 6 7/8s, 2018	236,000	278,127

MetLife Capital Trust IV 144A jr. sub. debs. 7 7/8s, 2037	385,000	433,125

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 7/8s, 2021 R	45,000	47,363

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. unsub. notes 6 3/8s, 2022 R	115,000	116,438

National Money Mart Co. company guaranty sr. unsec. unsub.
notes 10 3/8s, 2016 (Canada)	50,000	52,375

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. notes 9 5/8s, 2019	25,000	27,813

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021	50,000	47,875

Nationstar Mortgage, LLC/Nationstar Capital Corp. FRN notes
6 1/2s, 2018	40,000	40,300

Nationwide Financial Services, Inc. notes 5 5/8s, 2015	425,000	447,491

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 7/8s, 2022	65,000	65,813

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. notes 5 5/8s, 2020	45,000	46,238

Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/2s, 2020	80,000	78,200

60	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Financials cont.
Nuveen Investments, Inc. 144A sr. unsec. notes 9 1/8s, 2017	$55,000	$54,038

OneAmerica Financial Partners, Inc. 144A bonds 7s, 2033	1,129,000	1,114,386

PHH Corp. sr. unsec. unsub. notes 7 3/8s, 2019	70,000	73,325

Primerica, Inc. sr. unsec. unsub. notes 4 3/4s, 2022	267,000	284,602

Progressive Corp. (The) jr. unsec. sub. FRN notes 6.7s, 2037	190,000	203,300

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021	115,000	115,288

Provident Funding Associates LP/PFG Finance Corp. 144A
sr. notes 10 1/8s, 2019	110,000	121,550

Prudential Financial, Inc. jr. unsec. sub. FRN notes 8 7/8s, 2038	245,000	296,756

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5 5/8s, 2043	141,000	132,716

Prudential Financial, Inc. jr. unsec. sub. FRN notes 5.2s, 2044	157,000	143,263

Rayonier, Inc. company guaranty sr. unsec. unsub. notes
3 3/4s, 2022 R	105,000	101,164

Realty Income Corp. sr. unsec. notes 4.65s, 2023 R	120,000	122,006

Residential Capital, LLC company guaranty jr. notes 9 5/8s,
2015 (In default) †	95,078	108,152

Royal Bank of Scotland PLC (The) sr. unsec. sub. notes 4.7s,
2018 (United Kingdom)	505,000	507,525

Royal Bank of Scotland PLC (The) unsec. sub. notes 6.1s, 2023
(United Kingdom)	560,000	564,848

Russian Agricultural Bank OJSC Via RSHB Capital SA 144A
notes 7 1/8s, 2014 (Russia)	100,000	101,580

Santander Holdings USA, Inc. sr. unsec. unsub. notes
4 5/8s, 2016	93,000	98,377

Santander Issuances S.A. Unipersonal 144A bank guaranty
unsec. sub. notes 5.911s, 2016 (Spain)	300,000	312,600

Sberbank of Russia Via SB Capital SA 144A sr. notes 4.95s,
2017 (Russia)	300,000	315,750

Simon Property Group LP sr. unsec. unsub. notes 5 1/4s, 2016 R	7,000	7,811

Simon Property Group LP sr. unsec. unsub. notes 3 3/8s, 2022 R	155,000	152,064

SLM Corp. sr. unsec. unsub. notes Ser. MTN, 8.45s, 2018	110,000	124,025

Springleaf Finance Corp. 144A sr. unsec. notes 7 3/4s, 2021	25,000	26,031

Springleaf Finance Corp. 144A sr. unsec. notes 6s, 2020	50,000	48,000

Standard Chartered PLC 144A unsec. sub. notes 3.95s, 2023
(United Kingdom)	395,000	371,556

Swiss Re Treasury US Corp. 144A company guaranty sr. unsec.
notes 4 1/4s, 2042	435,000	380,233

TMX Finance, LLC/TitleMax Finance Corp. 144A sr. notes
8 1/2s, 2018	45,000	47,025

Travelers Property Casuality Corp. sr. unsec. unsub. bonds
7 3/4s, 2026	190,000	250,226

VTB Bank OJSC Via VTB Capital SA sr. unsec. notes Ser. REGS,
6 1/4s, 2035 (Russia)	500,000	527,500

VTB Bank OJSC Via VTB Capital SA 144A sr. unsec. notes
6 7/8s, 2018 (Russia)	1,887,000	2,028,525

Wachovia Bank NA sub. notes Ser. BKNT, 6s, 2017	500,000	576,300

Wachovia Corp. sr. unsec. notes 5 3/4s, 2017	60,000	69,004

Westpac Banking Corp. sr. unsec. bonds 3s, 2015 (Australia)	155,000	162,211

Dynamic Asset Allocation Conservative Fund	61

CORPORATE BONDS AND NOTES (24.9%)* cont.		Principal amount	Value

Financials cont.
Westpac Banking Corp. sr. unsec. notes 4 7/8s, 2019 (Australia)		$80,000	$89,661

ZFS Finance USA Trust V 144A FRB bonds 6 1/2s, 2037		426,000	451,560

			32,427,202
Health care (1.5%)
AbbVie, Inc. sr. unsec. unsub. notes 2.9s, 2022		525,000	490,985

Acadia Healthcare Co., Inc. 144A company guaranty sr. unsec.
notes 6 1/8s, 2021		100,000	101,000

Actavis PLC sr. unsec. notes 4 5/8s, 2042		165,000	145,868

Actavis PLC sr. unsec. notes 3 1/4s, 2022		135,000	126,177

Actavis PLC sr. unsec. notes 1 7/8s, 2017		30,000	29,696

Aetna, Inc. sr. unsec. unsub. notes 6 3/4s, 2037		318,000	388,309

Amgen, Inc. sr. unsec. notes 3.45s, 2020		500,000	505,048

AmSurg Corp. company guaranty sr. unsec. unsub. notes
5 5/8s, 2020		105,000	105,000

AstraZeneca PLC sr. unsec. unsub. notes 6.45s, 2037
(United Kingdom)		99,000	120,923

Aviv Healthcare Properties LP company guaranty sr. unsec.
notes 7 3/4s, 2019		80,000	85,800

Biomet, Inc. company guaranty sr. unsec. sub. notes
6 1/2s, 2020		80,000	81,100

Biomet, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2020		120,000	123,900

Capella Healthcare, Inc. company guaranty sr. unsec. notes
9 1/4s, 2017		115,000	123,050

CHS/Community Health Systems, Inc. company guaranty
sr. notes 5 1/8s, 2018		85,000	86,488

CHS/Community Health Systems, Inc. company guaranty
sr. unsec. unsub. notes 8s, 2019		40,000	41,950

CIGNA Corp. sr. unsec. unsub. notes 4 1/2s, 2021		350,000	373,785

ConvaTec Finance International SA 144A sr. unsec. notes 8 1/4s,
2019 (Luxembourg)		200,000	200,000

ConvaTec Healthcare D Sarl 144A sr. notes 7 3/8s,
2017 (Luxembourg)	EUR	100,000	143,686

Envision Healthcare Corp. company guaranty sr. unsec. notes
8 1/8s, 2019		$95,000	102,600

Fresenius Medical Care US Finance II, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2019		85,000	88,613

HCA, Inc. sr. notes 6 1/2s, 2020		320,000	346,400

HCA, Inc. sr. unsec. notes 7 1/2s, 2022		30,000	32,850

Health Net, Inc. sr. unsec. bonds 6 3/8s, 2017		175,000	185,938

Healthcare Technology Intermediate, Inc. 144A sr. unsec. notes
7 3/8s, 2018		60,000	61,350

IASIS Healthcare, LLC/IASIS Capital Corp. company guaranty
sr. unsec. notes 8 3/8s, 2019		90,000	93,375

IMS Health, Inc. 144A sr. unsec. notes 6s, 2020		50,000	51,063

Jaguar Holding Co. I 144A sr. unsec. notes 9 3/8s, 2017		45,000	47,588

Jaguar Holding Co. II/Jaguar Merger Sub, Inc. 144A sr. unsec.
notes 9 1/2s, 2019		75,000	84,281

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty notes
10 1/2s, 2018		205,000	226,013

62	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Health care cont.
Kinetic Concepts, Inc./KCI USA, Inc. company guaranty
sr. unsec. notes 12 1/2s, 2019	$85,000	$88,825

MPH Intermediate Holding Co. 2 144A sr. unsec. notes
8 3/8s, 2018	55,000	56,375

Multiplan, Inc. 144A company guaranty sr. notes 9 7/8s, 2018	85,000	93,925

Mylan, Inc./PA 144A sr. unsec. notes 2.6s, 2018	45,000	45,176

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
notes 6 3/4s, 2022 R	65,000	69,875

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	175,000	180,906

Par Pharmaceutical Cos., Inc. company guaranty sr. unsec.
unsub. notes 7 3/8s, 2020	60,000	67,970

Service Corp. International/US sr. notes 7s, 2019	90,000	95,850

Service Corp. International/US 144A sr. unsec. notes
5 3/8s, 2022	45,000	42,919

Stewart Enterprises, Inc. company guaranty sr. unsec. notes
6 1/2s, 2019	80,000	84,800

Surgical Care Affiliates, Inc. 144A sr. sub. notes 10s, 2017	35,000	36,225

Teleflex, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2019	80,000	84,400

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	50,000	46,875

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	125,000	133,438

Tenet Healthcare Corp. 144A company guaranty sr. notes
4 3/8s, 2021	90,000	83,025

Tenet Healthcare Corp. 144A sr. notes 6s, 2020	55,000	56,238

Teva Pharmaceutical Finance II BV/Teva Pharmaceutical
Finance III LLC company guaranty sr. unsec. unsub. notes 3s,
2015 (Curacao)	410,000	424,365

United Surgical Partners International, Inc. company guaranty
sr. unsec. unsub. notes 9s, 2020	95,000	104,263

UnitedHealth Group, Inc. sr. unsec. unsub. notes 4 5/8s, 2041	380,000	363,402

UnitedHealth Group, Inc. sr. unsec. unsub. notes 3.95s, 2042	540,000	461,503

UnitedHealth Group, Inc. sr. unsec. unsub. notes 2 3/4s, 2023	535,000	497,998

Valeant Pharmaceuticals International 144A company guaranty
sr. notes 7s, 2020	35,000	37,100

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 7/8s, 2018	25,000	26,438

Valeant Pharmaceuticals International 144A company guaranty
sr. unsec. notes 6 3/8s, 2020	15,000	15,525

Valeant Pharmaceuticals International 144A sr. notes
6 3/4s, 2017	35,000	37,363

VPII Escrow Corp. 144A sr. unsec. notes 6 3/4s, 2018	120,000	128,400

		7,956,015
Technology (1.1%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	65,000	66,138

Apple, Inc. sr. unsec. unsub. notes 3.85s, 2043	205,000	171,192

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	70,000	56,700

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	195,000	182,325

Ceridian Corp. company guaranty sr. unsec. notes 12 1/4s, 2015	42,000	42,420

Dynamic Asset Allocation Conservative Fund	63

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Technology cont.
Cisco Systems, Inc. company guaranty sr. unsec. unsub. notes
3.15s, 2017	$595,000	$634,071

Epicor Software Corp. company guaranty sr. unsec. notes
8 5/8s, 2019	95,000	101,413

Fidelity National Information Services, Inc. company guaranty
sr. unsec. unsub. notes 5s, 2022	76,000	77,102

First Data Corp. company guaranty sr. unsec. notes
12 5/8s, 2021	140,000	154,000

First Data Corp. 144A company guaranty notes 8 1/4s, 2021	170,000	175,525

First Data Corp. 144A company guaranty sr. notes 7 3/8s, 2019	95,000	99,988

First Data Corp. 144A company guaranty sr. unsec. notes
11 1/4s, 2021	80,000	83,600

First Data Corp. 144A company guaranty sr. unsec. sub. notes
11 3/4s, 2021	80,000	77,200

Freescale Semiconductor, Inc. company guaranty sr. unsec.
notes 10 3/4s, 2020	77,000	85,663

Freescale Semiconductor, Inc. 144A company guaranty sr. notes
9 1/4s, 2018	245,000	265,213

Hewlett-Packard Co. sr. unsec. notes 6 1/8s, 2014	125,000	127,712

Hewlett-Packard Co. sr. unsec. notes 5 1/2s, 2018	183,000	204,334

Honeywell International, Inc. sr. unsec. unsub. notes 5 3/8s, 2041	255,000	288,931

Honeywell International, Inc. sr. unsec. unsub. notes 4 1/4s, 2021	150,000	163,548

IBM Corp. sr. unsec. unsub. notes 1 7/8s, 2022	675,000	598,618

Infor US, Inc. company guaranty sr. unsec. notes 9 3/8s, 2019	65,000	72,638

Infor US, Inc. company guaranty sr. unsec. unsub. notes
11 1/2s, 2018	50,000	57,750

Iron Mountain, Inc. company guaranty sr. sub. notes
7 3/4s, 2019	45,000	49,444

Iron Mountain, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2023	95,000	94,288

Jazz Technologies, Inc. company guaranty sr. unsec.
notes 8s, 2015	119,000	110,075

Microsoft Corp. sr. unsec. unsub. notes 4.2s, 2019	475,000	525,257

Nortel Networks, Ltd. company guaranty sr. unsec. notes
10 3/4s, 2016 (Canada) (In default) †	5,000	5,788

Oracle Corp. sr. unsec. unsub. notes 5 3/8s, 2040	310,000	337,580

Oracle Corp. sr. unsec. unsub. notes 2 1/2s, 2022	200,000	184,958

SoftBank Corp. 144A sr. unsec. notes 4 1/2s, 2020 (Japan)	200,000	190,917

SunGard Data Systems, Inc. unsec. sub. notes 6 5/8s, 2019	65,000	66,300

SunGard Data Systems, Inc. 144A sr. unsec. notes 7 5/8s, 2020	165,000	176,550

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	110,000	118,525

Xerox Corp. sr. unsec. notes 6 3/4s, 2039	40,000	44,205

Xerox Corp. sr. unsec. unsub. notes 5 5/8s, 2019	164,000	182,669

		5,872,637
Transportation (0.3%)
Aguila 3 SA 144A company guaranty sr. notes 7 7/8s,
2018 (Luxembourg)	185,000	193,325

Air Medical Group Holdings, Inc. company guaranty sr. notes
9 1/4s, 2018	207,000	223,560

64	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Transportation cont.
Burlington Northern Santa Fe, LLC sr. unsec. notes 5.4s, 2041	$65,000	$67,643

Burlington Northern Santa Fe, LLC sr. unsec. unsub. notes
5 3/4s, 2040	300,000	327,136

Delta Air Lines, Inc. sr. notes Ser. A, 7 3/4s, 2019	121,418	140,997

FedEx Corp. company guaranty sr. unsec. unsub. notes
2 5/8s, 2022	75,000	68,988

Kansas City Southern de Mexico SA de CV 144A sr. unsec. notes
2.35s, 2020 (Mexico)	39,000	37,267

Kansas City Southern Railway Co. (The) 144A sr. unsec.
notes 4.3s, 2043	71,000	62,905

Swift Services Holdings, Inc. company guaranty sr.
notes 10s, 2018	170,000	188,700

Union Pacific Corp. 144A pass-through certificates 5.214s, 2014	100,000	103,620

United AirLines, Inc. pass-through certificates Ser. 07-A,
6.636s, 2022	96,688	100,555

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	85,000	84,150

		1,598,846
Utilities and power (2.3%)
AES Corp. (VA) sr. unsec. unsub. notes 8s, 2017	150,000	172,500

AES Corp. (VA) sr. unsec. unsub. notes 7 3/8s, 2021	200,000	220,000

AES Corp. (VA) sr. unsec. unsub. notes 4 7/8s, 2023	40,000	37,400

Appalachian Power Co. sr. notes Ser. L, 5.8s, 2035	120,000	127,384

Appalachian Power Co. sr. unsec. unsub. notes 4.6s, 2021	245,000	262,671

Arizona Public Services Co. sr. unsec. notes 4 1/2s, 2042	60,000	57,645

Atmos Energy Corp. sr. unsec. sub. notes 8 1/2s, 2019	55,000	70,867

Beaver Valley Funding Corp. sr. bonds 9s, 2017	130,000	131,169

Boardwalk Pipelines LP company guaranty sr. unsec. notes
5 7/8s, 2016	288,000	322,349

Calpine Corp. 144A company guaranty sr. notes 7 7/8s, 2020	128,000	137,280

Calpine Corp. 144A sr. notes 7 1/4s, 2017	97,000	100,638

Colorado Interstate Gas Co., LLC debs. 6.85s, 2037	25,000	27,424

Commonwealth Edison Co. 1st mtge. bonds 5.9s, 2036	208,000	240,737

Consolidated Edison Co. of New York sr. unsec. unsub.
notes 4.2s, 2042	205,000	189,854

DPL, Inc. sr. unsec. notes 6 1/2s, 2016	145,000	153,700

Duke Energy Corp. sr. unsec. unsub. notes 2.15s, 2016	435,000	447,415

Dynegy Holdings Escrow, LLC escrow bonds 7 3/4s, 2019	200,000	250

El Paso Corp. sr. unsec. notes 7s, 2017	210,000	234,207

El Paso, LLC sr. notes Ser. GMTN, 7 3/4s, 2032	35,000	35,780

Electricite de France SA 144A sr. unsec. notes 6.95s,
2039 (France)	70,000	84,971

Electricite de France SA 144A sr. unsec. notes 6 1/2s,
2019 (France)	245,000	293,872

Electricite de France SA 144A unsec. sub. FRN notes 5 1/4s,
perpetual maturity (France)	1,180,000	1,112,150

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
sr. notes 10s, 2020	152,000	160,170

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 12 1/4s, 2022	125,000	140,625

Dynamic Asset Allocation Conservative Fund	65

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Utilities and power cont.
Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A sr. notes 10s, 2020	$75,000	$78,750

Energy Transfer Equity LP company guaranty sr. unsec. notes
7 1/2s, 2020	140,000	149,800

Energy Transfer Partners LP sr. unsec. unsub. notes 6 1/2s, 2042	140,000	147,630

Energy Transfer Partners LP sr. unsec. unsub. notes 5.2s, 2022	120,000	126,907

Enterprise Products Operating, LLC company guaranty sr.
unsec. unsub. notes 4.85s, 2042	375,000	351,648

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. notes 6 7/8s, 2019	40,000	42,700

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	30,000	32,550

EP Energy/EP Energy Finance, Inc. sr. unsec. notes 9 3/8s, 2020	185,000	207,663

EPE Holdings, LLC/EP Energy Bond Co., Inc. 144A sr. unsec.
notes 8 1/8s, 2017 ‡‡	62,573	65,076

FirstEnergy Corp. sr. unsec. unsub. notes 4 1/4s, 2023	196,000	179,247

FirstEnergy Corp. sr. unsec. unsub. notes 2 3/4s, 2018	33,000	32,095

GenOn Energy, Inc. sr. unsec. notes 9 7/8s, 2020	115,000	126,788

ITC Holdings Corp. 144A notes 5 7/8s, 2016	285,000	315,829

ITC Holdings Corp. 144A sr. unsec. notes 6.05s, 2018	225,000	253,217

Kansas Gas and Electric Co. bonds 5.647s, 2021	52,031	55,530

Kinder Morgan Energy Partners LP sr. unsec. notes 6.85s, 2020	300,000	355,257

MidAmerican Funding, LLC sr. bonds 6.927s, 2029	430,000	528,151

Narragansett Electric Co. (The) 144A sr. unsec. notes
4.17s, 2042	330,000	294,103

Nevada Power Co. mtge. notes 7 1/8s, 2019	310,000	384,917

NiSource Finance Corp. company guaranty sr. unsec. notes
6 1/8s, 2022	130,000	146,423

NRG Energy, Inc. company guaranty sr. unsec. notes
7 7/8s, 2021	265,000	283,550

NSTAR Electric Co. sr. unsec. unsub. notes 2 3/8s,
2022 (Canada)	350,000	323,142

Oncor Electric Delivery Co., LLC bank guaranty unsec. sub.
notes 4.55s, 2041	135,000	129,369

Pacific Gas & Electric Co. sr. unsec. notes 6.05s, 2034	153,000	170,219

Potomac Edison Co. 144A sr. bonds 5.8s, 2016	985,000	1,090,822

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 4.2s, 2022	465,000	464,397

PPL Capital Funding, Inc. company guaranty sr. unsec. unsub.
notes 3.4s, 2023	15,000	13,978

PSEG Power, LLC company guaranty sr. unsec. notes
5.32s, 2016	90,000	99,626

Public Service Electric & Gas Co. sr. notes Ser. MTN, 5 1/2s, 2040	215,000	245,373

Puget Sound Energy, Inc. jr. sub. FRN notes Ser. A, 6.974s, 2067	337,000	350,480

Regency Energy Partners company guaranty sr. unsec. unsub.
notes 5 1/2s, 2023	70,000	67,200

Regency Energy Partners 144A company guaranty sr. unsec.
notes 4 1/2s, 2023	90,000	81,450

Teco Finance, Inc. company guaranty sr. unsec. unsub. notes
6 3/4s, 2015	5,000	5,341

66	Dynamic Asset Allocation Conservative Fund

CORPORATE BONDS AND NOTES (24.9%)* cont.	Principal amount	Value

Utilities and power cont.
Texas Competitive/Texas Competitive Electric Holdings Co., LLC
144A company guaranty sr. notes 11 1/2s, 2020	$110,000	$76,038

Trans-Canada Pipelines, Ltd. jr. unsec. sub. FRN notes 6.35s,
2067 (Canada)	155,000	159,952

Union Electric Co. sr. notes 6.4s, 2017	265,000	308,750

West Penn Power Co. 144A 1st mtge. 5.95s, 2017	45,000	51,613

		12,556,639

Total corporate bonds and notes (cost $129,661,180)		$135,737,637

MORTGAGE-BACKED SECURITIES (4.7%)*	Principal amount	Value

Agency collateralized mortgage obligations (1.4%)
Federal Home Loan Mortgage Corp.
IFB Ser. 3408, Class EK, 25.06s, 2037	$209,431	$300,831
IFB Ser. 2979, Class AS, 23.605s, 2034	27,228	35,525
IFB Ser. 3072, Class SB, 22.982s, 2035	334,659	476,228
IFB Ser. 3249, Class PS, 21.673s, 2036	297,351	409,476
IFB Ser. 3065, Class DC, 19.313s, 2035	270,099	398,453
IFB Ser. 2990, Class LB, 16.48s, 2034	290,893	383,348
IFB Ser. 3708, Class SQ, IO, 6.368s, 2040	851,959	149,970
IFB Ser. 4105, Class LS, IO, 5.968s, 2041	457,795	88,821
IFB Ser. 3964, Class SA, IO, 5.818s, 2041	944,693	140,523
IFB Ser. 311, Class S1, IO, 5.768s, 2043	2,221,786	488,786
IFB Ser. 308, Class S1, IO, 5.768s, 2043	757,847	172,857
IFB Ser. 310, Class S4, IO, 5.751s, 2043	399,000	98,098
Ser. 3747, Class HI, IO, 4 1/2s, 2037	96,289	10,307
Ser. 3391, PO, zero %, 2037	22,053	18,580
Ser. 3300, PO, zero %, 2037	142,962	133,702
Ser. 3206, Class EO, PO, zero %, 2036	14,390	12,744
FRB Ser. 3326, Class WF, zero %, 2035	6,899	6,209

Federal National Mortgage Association
IFB Ser. 06-62, Class PS, 38.827s, 2036	87,388	171,522
IFB Ser. 06-8, Class HP, 23.911s, 2036	234,477	377,780
IFB Ser. 05-45, Class DA, 23.764s, 2035	405,528	610,134
IFB Ser. 05-75, Class GS, 19.713s, 2035	134,506	182,978
IFB Ser. 05-106, Class JC, 19.569s, 2035	91,552	136,732
IFB Ser. 05-83, Class QP, 16.929s, 2034	53,722	70,278
Ser. 07-64, Class LO, PO, zero %, 2037	81,619	71,882
Ser. 07-14, Class KO, PO, zero %, 2037	64,721	56,072
Ser. 06-125, Class OX, PO, zero %, 2037	8,224	7,417
Ser. 06-84, Class OT, PO, zero %, 2036	9,415	8,376

Government National Mortgage Association
IFB Ser. 10-85, Class SE, IO, 6.37s, 2040	812,004	151,723
IFB Ser. 10-20, Class SE, IO, 6.07s, 2040	1,301,839	231,207
IFB Ser. 13-129, Class CS, IO, 5.968s, 2042	1,224,000	215,767
IFB Ser. 10-37, Class SG, IO, 5.52s, 2040	77,464	12,559
IFB Ser. 10-42, Class ES, IO, 5 1/2s, 2040	1,512,591	238,233
Ser. 10-9, Class UI, IO, 5s, 2040	977,709	208,945
Ser. 10-9, Class QI, IO, 4 1/2s, 2040	705,942	153,542

Dynamic Asset Allocation Conservative Fund	67

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

Agency collateralized mortgage obligations cont.
Government National Mortgage Association
Ser. 10-107, Class NI, IO, 4 1/2s, 2039	$1,751,082	$286,915
Ser. 10-85, Class MI, IO, 4 1/2s, 2036	2,419,296	210,648
Ser. 13-14, Class IO, IO, 3 1/2s, 2042	1,951,532	287,363
Ser. 12-141, Class WI, IO, 3 1/2s, 2041	3,573,164	527,292
Ser. 06-36, Class OD, PO, zero %, 2036	6,264	5,754

		7,547,577
Commercial mortgage-backed securities (2.3%)
Banc of America Commercial Mortgage Trust Ser. 06-5,
Class A2, 5.317s, 2047	1,541,757	1,551,236

Banc of America Commercial Mortgage Trust 144A
Ser. 04-4, Class XC, IO, 0.995s, 2042	3,745,306	17,697
Ser. 04-5, Class XC, IO, 0.868s, 2041	5,964,974	35,993
Ser. 07-5, Class XW, IO, 0.532s, 2051	15,610,795	156,529
Ser. 05-1, Class XW, IO, 0.039s, 2042	11,626,395	2,860

Bear Stearns Commercial Mortgage Securities, Inc.
FRB Ser. 07-PW17, Class AJ, 6.082s, 2050	111,000	107,283
Ser. 04-PR3I, Class X1, IO, 1.079s, 2041	2,077,422	15,857

Bear Stearns Commercial Mortgage Securities, Inc. 144A
FRB Ser. 06-PW11, Class C, 5.61s, 2039	191,000	182,501
Ser. 06-PW14, Class X1, IO, 0.224s, 2038	8,442,701	146,903

Citigroup Commercial Mortgage Trust 144A Ser. 06-C5,
Class XC, IO, 0.191s, 2049	66,144,546	959,096

Commercial Mortgage Trust Ser. 07-C9, Class AJ, 5.65s, 2049	351,000	362,408

Commercial Mortgage Trust 144A Pass-Through Certificates
Ser. 06-C8, Class XS, IO, 0.179s, 2046	29,860,045	391,841

CS First Boston Mortgage Securities Corp. 144A Ser. 03-C3,
Class AX, IO, 1.519s, 2038	692,490	25

DBRR Trust 144A FRB Ser. 13-EZ3, Class A, 1.636s, 2049	807,952	806,712

FFCA Secured Lending Corp. 144A Ser. 00-1, Class X, IO,
1.049s, 2020	467,220	8,714

First Union National Bank-Bank of America Commercial
Mortgage Trust 144A Ser. 01-C1, Class 3, IO, 1.956s, 2033	131,566	508

GE Business Loan Trust 144A Ser. 04-2, Class D, 2.932s, 2032 F	67,676	33,837

GE Capital Commercial Mortgage Corp. 144A Ser. 05-C3,
Class XC, IO, 0.302s, 2045	138,011,271	385,054

GMAC Commercial Mortgage Securities, Inc. Ser. 05-C1,
Class X1, IO, 0.774s, 2043	10,166,410	80,498

Greenwich Capital Commercial Funding Corp.
FRB Ser. 05-GG3, Class E, 5.087s, 2042	219,000	201,918
FRB Ser. 05-GG3, Class B, 4.894s, 2042	194,000	198,869

GS Mortgage Securities Corp. II 144A Ser. 06-GG6, Class XC, IO,
0.22s, 2038	17,101,305	21,873

GS Mortgage Securities Trust 144A Ser. 98-C1, Class F, 6s, 2030	37,992	37,992

JPMorgan Chase Commercial Mortgage Securities Corp.
FRB Ser. 07-CB20, Class AJ, 6.275s, 2051	106,500	108,161
FRB Ser. 06-LDP7, Class B, 6.056s, 2045	251,000	215,967

68	Dynamic Asset Allocation Conservative Fund

MORTGAGE-BACKED SECURITIES (4.7%)* cont.	Principal amount	Value

Commercial mortgage-backed securities cont.
JPMorgan Chase Commercial Mortgage Securities Corp.
Ser. 07-LDPX, Class A3S, 5.317s, 2049	$651,562	$653,135
FRB Ser. 13-C10, Class D, 4.3s, 2047	212,000	174,405
Ser. 06-LDP8, Class X, IO, 0.734s, 2045	9,730,582	142,310

JPMorgan Chase Commercial Mortgage Securities Corp. 144A
FRB Ser. 07-CB20, Class B, 6 3/8s, 2051	267,000	260,828
FRB Ser. 07-CB20, Class C, 6 3/8s, 2051	192,000	178,491
FRB Ser. 12_LC9, Class D, 4.575s, 2047	224,000	200,968
Ser. 05-CB12, Class X1, IO, 0.491s, 2037	7,118,458	44,590
Ser. 06-LDP6, Class X1, IO, 0 1/4s, 2043	13,686,532	42,428

LB Commercial Conduit Mortgage Trust 144A
Ser. 99-C1, Class F, 6.41s, 2031	62,936	63,408
Ser. 99-C1, Class G, 6.41s, 2031	145,590	151,773
Ser. 98-C4, Class H, 5.6s, 2035	215,000	228,301

LB-UBS Commercial Mortgage Trust Ser. 06-C7,
Class A2, 5.3s, 2038	188,186	195,932

LB-UBS Commercial Mortgage Trust 144A
Ser. 05-C2, Class XCL, IO, 0.496s, 2040	22,839,887	84,508
Ser. 05-C7, Class XCL, IO, 0.368s, 2040	23,088,076	96,277
Ser. 06-C7, Class XCL, IO, 0.334s, 2038	12,961,684	228,994

Merrill Lynch Mortgage Investors, Inc. Ser. 96-C2, Class JS, IO,
2.38s, 2028	4,051	—

Merrill Lynch Mortgage Trust
FRB Ser. 07-C1, Class A3, 6.045s, 2050	199,000	203,880
Ser. 03-KEY1, Class B, 5.334s, 2035	1,863,000	1,867,114

Merrill Lynch Mortgage Trust 144A
Ser. 04-KEY2, Class XC, IO, 1.109s, 2039	6,533,956	41,125
Ser. 05-MCP1, Class XC, IO, 0.761s, 2043	9,998,970	83,151

Merrill Lynch/Countrywide Financial Corp. Commercial
Mortgage Trust Ser. 06-4, Class AJ, 5.239s, 2049	190,000	180,500

Mezz Cap Commercial Mortgage Trust 144A
Ser. 06-C4, Class X, IO, 6.503s, 2045	1,644,961	160,384
Ser. 05-C3, Class X, IO, 6.332s, 2044	506,275	47,691
Ser. 07-C5, Class X, IO, 5.897s, 2049	336,725	27,443

Morgan Stanley Capital I Trust Ser. 07-HQ11, Class C,
5.558s, 2044	225,000	192,533

Morgan Stanley-Bank of America-Merrill Lynch Mortgage Trust
Ser. 13-C7, Class XA, IO, 1.894s, 2046	1,822,085	187,274

TIAA Real Estate CDO, Ltd. Ser. 03-1A, Class E, 8s, 2038	339,850	84,963

UBS-Barclays Commercial Mortgage Trust 144A FRB Ser. 12-C3,
Class D, 5.123s, 2049	449,000	405,107

Wachovia Bank Commercial Mortgage Trust FRB Ser. 07-C34,
Class AJ, 6.166s, 2046	46,000	44,565

Wachovia Bank Commercial Mortgage Trust 144A
Ser. 05-C18, Class XC, IO, 0.494s, 2042 F	18,757,118	68,651
Ser. 06-C26, Class XC, IO, 0.185s, 2045	7,125,194	13,965

		12,385,026

Dynamic Asset Allocation Conservative Fund	69

MORTGAGE-BACKED SECURITIES (4.7%)* cont.		Principal amount	Value

Residential mortgage-backed securities (non-agency) (1.0%)
Barclays Capital, LLC Trust
Ser. 13-RR1, Class 9A4, 10.266s, 2036		$100,000	$100,250
FRB Ser. 12-RR10, Class 9A2, 2.674s, 2035		100,000	82,150

Barclays Capital, LLC Trust 144A
FRB Ser. 12-RR11, Class 5A3, 11.734s, 2037		170,214	98,406
Ser. 09-RR7, Class 1A7, IO, 1.717s, 2046		5,956,182	199,160
Ser. 09-RR7, Class 2A7, IO, 1.561s, 2047		6,439,581	201,559

Countrywide Alternative Loan Trust
Ser. 07-4CB, Class 1A5, 5 3/4s, 2037		309,684	264,266
FRB Ser. 05-51, Class 1A1, 0 1/2s, 2035		712,914	554,291
FRB Ser. 05-24, Class 4A1, 0.41s, 2035		1,460,074	1,228,296
FRB Ser. 06-OA3, Class 1A1, 0.379s, 2036		322,136	228,223

WAMU Mortgage Pass-Through Certificates
Ser. 05-AR19, Class X, IO, 1.471s, 2045		4,997,740	234,394
FRB Ser. 06-AR1, Class 2A1B, 1.223s, 2046		196,149	162,611
FRB Ser. 06-AR3, Class A1B, 1.153s, 2046		426,648	324,893
FRB Ser. 05-AR13, Class A1C3, 0.669s, 2045		424,922	336,326
FRB Ser. 05-AR17, Class A1C3, 0.659s, 2045 F		710,582	380,162
FRB Ser. 05-AR9, Class A1C3, 0.659s, 2045		384,954	331,060
FRB Ser. 05-AR15, Class A1B3, 0.519s, 2045		631,489	509,927

Wells Fargo Mortgage Backed Securities Trust Ser. 07-12,
Class A6, 5 1/2s, 2037		274,580	281,616

			5,517,590

Total mortgage-backed securities (cost $23,181,190)			$25,450,193

FOREIGN GOVERNMENT AND AGENCY
BONDS AND NOTES (1.1%)*		Principal amount	Value

Argentina (Republic of) sr. unsec. bonds 8.28s,
2033 (Argentina)		$96,926	$61,558

Argentina (Republic of) sr. unsec. bonds 7s, 2017 (Argentina)		155,000	131,905

Argentina (Republic of) sr. unsec. unsub. bonds 7s,
2015 (Argentina)		1,329,000	1,220,687

Argentina (Republic of) sr. unsec. unsub. notes Ser. NY, 8.28s,
2033 (Argentina)		1,073,112	684,109

Brazil (Federal Republic of) sr. unsec. unsub. bonds 4 7/8s,
2021 (Brazil)		400,000	428,492

Brazil (Federal Republic of) unsec. notes 10s, 2021 (Brazil)	BRL	4,564	1,952,850

Indonesia (Republic of) 144A notes 5 1/4s, 2042 (Indonesia)		$320,000	271,200

Indonesia (Republic of) 144A sr. unsec. notes 3 3/8s,
2023 (Indonesia)		400,000	339,936

Poland (Republic of) sr. unsec. bonds 5s, 2022 (Poland)		175,000	188,213

Russia (Federation of) 144A sr. unsec. unsub. bonds 7 1/2s,
2030 (Russia)		67,050	79,119

South Africa (Republic of) sr. unsec. unsub. notes 4.665s, 2024
(South Africa)		460,000	446,200

Ukraine (Government of) Financing of Infrastructural Projects
State Enterprise 144A govt. guaranty sr. unsec. notes 8 3/8s,
2017 (Ukraine)		200,000	167,000

Total foreign government and agency bonds and notes (cost $6,615,894)			$5,971,269

70	Dynamic Asset Allocation Conservative Fund

INVESTMENT COMPANIES (0.8%)*	Shares	Value

SPDR S&P 500 ETF Trust	26,485	$4,452,129

Total investment companies (cost $2,344,349)		$4,452,129

SENIOR LOANS (0.2%)* [c]	Principal amount	Value

Burlington Coat Factory Warehouse Corp. bank term loan FRN
Ser. B2, 4 1/4s, 2017	$29,019	$29,056

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 5.429s, 2018	377,691	341,260

CCM Merger, Inc. bank term loan FRN Ser. B, 5s, 2017	129,064	129,790

Emergency Medical Services Corp. bank term loan FRN
Ser. B, 4s, 2018	72,339	72,159

Frac Tech International, LLC bank term loan FRN Ser. B,
8 1/2s, 2016	59,954	58,755

Neiman-Marcus Group, Inc. (The) bank term loan FRN 4s, 2018	114,051	113,743

Springleaf Financial Funding Co. bank term loan FRN Ser. B,
5 1/2s, 2017	62,400	62,400

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.71s, 2017	106,302	71,422

Travelport, LLC bank term loan FRN 8 3/8s, 2016 ‡‡	27,357	27,608

Univision Communications, Inc. bank term loan FRN Ser. C1,
4 1/2s, 2020	63,810	63,475

West Corp. bank term loan FRN Ser. B8, 3 3/4s, 2018	54,685	54,548

Total senior loans (cost $1,040,236)		$1,024,216

PREFERRED STOCKS (0.1%)*	Shares	Value

Ally Financial, Inc. 144A 7.00% cum. pfd.	349	$333,470

GMAC Capital Trust I Ser. 2, $2.031 cum. pfd.	4,035	107,936

M/I Homes, Inc. $2.438 pfd.	2,312	58,378

Total preferred stocks (cost $348,184)		$499,784

CONVERTIBLE PREFERRED STOCKS (0.1%)*	Shares	Value

EPR Properties Ser. C, $1.44 cv. pfd.	5,720	$120,835

General Motors Co. Ser. B, $2.375 cv. pfd.	4,439	222,505

United Technologies Corp. $3.75 cv. pfd.	1,100	71,269

Total convertible preferred stocks (cost $381,497)		$414,609

MUNICIPAL BONDS AND NOTES (—%)*	Principal amount	Value

IL State G.O. Bonds
4.421s, 1/1/15	$135,000	$139,400
4.071s, 1/1/14	35,000	35,283

Total municipal bonds and notes (cost $170,000)		$174,683

CONVERTIBLE BONDS AND NOTES (—%)*	Principal amount	Value

iStar Financial, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$55,000	$68,578

Total convertible bonds and notes (cost $59,913)		$68,578

Dynamic Asset Allocation Conservative Fund	71

WARRANTS (—%)*†	Expiration	Strike
	date	price	Warrants	Value

Charter Communications, Inc. Class A	11/30/14	$46.86	12	$1,056

Tower Semiconductor, Ltd. 144A (Israel) F	6/30/15	0.01	34,898	—

Total warrants (cost $7,016)				$1,056

SHORT-TERM INVESTMENTS (30.6%)*		Principal amount/shares		Value

Federal Home Loan Mortgage Corp. discounted commercial
paper with an effective yield of 0.02%, December 2, 2013		$15,400,000		$15,399,476

Federal National Mortgage Association discounted commercial
paper with an effective yield of 0.03%, November 6, 2013			5,000,000	4,999,850

U.S. Treasury Bills with effective yields ranging from 0.08%
to 0.09%, August 21, 2014 # §			1,087,000	1,086,266

U.S. Treasury Bills with an effective yield of 0.08%,
February 6, 2014 # ∆ §			5,000,000	4,999,599

Putnam Cash Collateral Pool, LLC 0.13% [d]			643,425	643,425

Putnam Money Market Liquidity Fund 0.05% L		38,363,631		38,363,631

Putnam Short Term Investment Fund 0.06% L		99,688,231		99,688,231

SSgA Prime Money Market Fund 0.02% P			1,670,000	1,670,000

Total short-term investments (cost $166,849,133)				$166,850,478

TOTAL INVESTMENTS

Total investments (cost $619,720,219)				$684,673,656

Key to holding’s currency abbreviations

BRL	Brazilian Real
CAD	Canadian Dollar
EUR	Euro

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank
BKNT	Bank Note
ETF	Exchange Traded Fund
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate at the close of the reporting period
GMTN	Global Medium Term Notes
G.O. Bonds	General Obligation Bonds
IFB	Inverse Floating Rate Bonds, which are securities that pay interest rates that vary inversely to changes in the market interest rates. As interest rates rise, inverse floaters produce less current income. The rate shown is the current interest rate at the close of the reporting period.
IO	Interest Only
MTN	Medium Term Notes
OAO	Open Joint Stock Company
OJSC	Open Joint Stock Company
PO	Principal Only
SPDR	S&P Depository Receipts
TBA	To Be Announced Commitments

72	Dynamic Asset Allocation Conservative Fund

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2012 through September 30, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $544,825,669.

† Non-income-producing security.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

# This security, in part or in entirety, was pledged and segregated with the broker to cover margin requirements for futures contracts at the close of the reporting period.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

## Forward commitment, in part or in entirety (Note 1).

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

i Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P Security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivatives contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

R Real Estate Investment Trust.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

At the close of the reporting period, the fund maintained liquid assets totaling $258,947,514 to cover certain derivatives contracts and delayed delivery securities.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See Note 1 to the financial statements regarding TBA’s.

The dates shown on debt obligations are the original maturity dates.

Dynamic Asset Allocation Conservative Fund	73

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $85,911,302)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America N.A.
	Australian Dollar	Buy	10/18/13	$818,691	$801,383	$17,308

	Australian Dollar	Sell	10/18/13	818,691	790,397	(28,294)

	British Pound	Sell	12/18/13	2,648,974	2,545,864	(103,110)

	Canadian Dollar	Sell	10/18/13	86,368	81,585	(4,783)

	Singapore Dollar	Sell	11/20/13	586,865	576,666	(10,199)

	Swiss Franc	Sell	12/18/13	415,818	401,203	(14,615)

Barclays Bank PLC
	Australian Dollar	Buy	10/18/13	1,899,346	1,882,202	17,144

	Australian Dollar	Sell	10/18/13	1,921,618	1,877,558	(44,060)

	Brazilian Real	Buy	10/18/13	370,426	371,369	(943)

	Brazilian Real	Sell	10/18/13	370,426	368,923	(1,503)

	British Pound	Sell	12/18/13	3,326,751	3,264,243	(62,508)

	Canadian Dollar	Sell	10/18/13	72,006	69,272	(2,734)

	Euro	Buy	12/18/13	781,293	773,367	7,926

	Euro	Sell	12/18/13	781,293	769,378	(11,915)

	Hong Kong Dollar	Buy	11/20/13	267,592	267,679	(87)

	Hungarian Forint	Buy	12/18/13	369,327	370,441	(1,114)

	Japanese Yen	Sell	11/20/13	419,093	414,650	(4,443)

	Mexican Peso	Buy	10/18/13	239,725	244,058	(4,333)

	Norwegian Krone	Buy	12/18/13	18,672	15,160	3,512

	Singapore Dollar	Buy	11/20/13	110,565	115,138	(4,573)

	Swiss Franc	Buy	12/18/13	332,500	320,840	11,660

Citibank, N.A.
	Australian Dollar	Buy	10/18/13	414,238	416,908	(2,670)

	Australian Dollar	Sell	10/18/13	414,238	404,113	(10,125)

	Brazilian Real	Buy	10/18/13	122,846	123,946	(1,100)

	Brazilian Real	Sell	10/18/13	122,846	122,200	(646)

	Canadian Dollar	Buy	10/18/13	402,726	405,110	(2,384)

	Canadian Dollar	Sell	10/18/13	406,802	402,033	(4,769)

	Danish Krone	Sell	12/18/13	400,575	390,160	(10,415)

	Euro	Buy	12/18/13	443,147	433,638	9,509

	Euro	Sell	12/18/13	443,147	443,386	239

	Japanese Yen	Buy	11/20/13	807,662	812,110	(4,448)

	Japanese Yen	Sell	11/20/13	807,662	804,702	(2,960)

	New Taiwan Dollar	Buy	11/20/13	605,110	608,673	(3,563)

	Swiss Franc	Sell	12/18/13	482,097	450,973	(31,124)

Credit Suisse International
	Australian Dollar	Buy	10/18/13	412,281	409,817	2,464

	Australian Dollar	Sell	10/18/13	412,281	401,757	(10,524)

	British Pound	Sell	12/18/13	521,155	494,587	(26,568)

	Canadian Dollar	Sell	10/18/13	272,010	264,440	(7,570)

	Czech Koruna	Buy	12/18/13	264,245	260,380	3,865

74	Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $85,911,302) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Credit Suisse International cont.
	Czech Koruna	Sell	12/18/13	$264,245	$256,152	$(8,093)

	Euro	Buy	12/18/13	1,286,954	1,253,008	33,946

	Euro	Sell	12/18/13	1,286,954	1,280,417	(6,537)

	Japanese Yen	Buy	11/20/13	1,526,507	1,521,370	5,137

	Japanese Yen	Sell	11/20/13	1,526,507	1,524,350	(2,157)

	Mexican Peso	Buy	10/18/13	114,083	119,759	(5,676)

	Norwegian Krone	Sell	12/18/13	164,995	160,988	(4,007)

	South African Rand	Buy	10/18/13	730,042	735,205	(5,163)

	South African Rand	Sell	10/18/13	730,042	726,486	(3,556)

	South Korean Won	Buy	11/20/13	485,278	486,714	(1,436)

	Swedish Krona	Buy	12/18/13	403,956	391,959	11,997

	Swiss Franc	Sell	12/18/13	1,125,188	1,085,631	(39,557)

Deutsche Bank AG
	Australian Dollar	Buy	10/18/13	102,791	123,582	(20,791)

	British Pound	Buy	12/18/13	6,148	6,150	(2)

	British Pound	Sell	12/18/13	6,148	5,908	(240)

	Canadian Dollar	Sell	10/18/13	58,226	63,280	5,054

	Euro	Sell	12/18/13	1,890,718	1,883,783	(6,935)

	Norwegian Krone	Buy	12/18/13	397,961	411,608	(13,647)

	Swiss Franc	Sell	12/18/13	420,576	404,547	(16,029)

Goldman Sachs International
	Australian Dollar	Buy	10/18/13	386,933	384,208	2,725

	British Pound	Sell	12/18/13	197,880	181,253	(16,627)

	Canadian Dollar	Sell	10/18/13	429,606	426,446	(3,160)

	Euro	Sell	12/18/13	4,871	3,199	(1,672)

	Japanese Yen	Sell	11/20/13	270,596	278,835	8,239

HSBC Bank USA, National Association
	Australian Dollar	Buy	10/18/13	900,700	874,209	26,491

	Australian Dollar	Sell	10/18/13	900,700	882,677	(18,023)

	British Pound	Sell	12/18/13	2,641,855	2,538,628	(103,227)

	Canadian Dollar	Sell	10/18/13	240,568	235,575	(4,993)

	Chinese Yuan
	(Offshore)	Sell	11/20/13	729,443	724,030	(5,413)

	Euro	Buy	12/18/13	669,660	651,872	17,788

	Euro	Sell	12/18/13	669,660	664,421	(5,239)

	Japanese Yen	Sell	11/20/13	1,193,358	1,193,344	(14)

	New Taiwan Dollar	Buy	11/20/13	605,104	607,820	(2,716)

	Swedish Krona	Buy	12/18/13	9,475	9,193	282

JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	10/18/13	406,131	401,756	4,375

	Brazilian Real	Buy	10/18/13	329,028	315,798	13,230

	Brazilian Real	Sell	10/18/13	329,028	314,932	(14,096)

	British Pound	Buy	12/18/13	416,471	406,860	9,611

Dynamic Asset Allocation Conservative Fund	75

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $85,911,302) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

JPMorgan Chase Bank N.A. cont.
	British Pound	Sell	12/18/13	$416,471	$399,562	$(16,909)

	Canadian Dollar	Buy	10/18/13	1,323,949	1,304,944	19,005

	Canadian Dollar	Sell	10/18/13	1,323,949	1,312,553	(11,396)

	Czech Koruna	Buy	12/18/13	264,240	260,358	3,882

	Czech Koruna	Sell	12/18/13	264,240	256,121	(8,119)

	Euro	Sell	12/18/13	352,489	333,833	(18,656)

	Japanese Yen	Buy	11/20/13	1,436,213	1,422,162	14,051

	Japanese Yen	Sell	11/20/13	1,436,213	1,435,892	(321)

	Malaysian Ringgit	Buy	11/20/13	969,446	993,807	(24,361)

	Malaysian Ringgit	Sell	11/20/13	969,446	960,663	(8,783)

	Mexican Peso	Buy	10/18/13	178,453	178,026	427

	Norwegian Krone	Buy	12/18/13	168,477	168,124	353

	Polish Zloty	Buy	12/18/13	360,655	358,677	1,978

	Singapore Dollar	Sell	11/20/13	189,085	178,289	(10,796)

	South African Rand	Buy	10/18/13	730,002	736,240	(6,238)

	South African Rand	Sell	10/18/13	730,002	726,523	(3,479)

	South Korean Won	Buy	11/20/13	242,639	240,770	1,869

	Swedish Krona	Sell	12/18/13	185,382	180,552	(4,830)

	Swiss Franc	Sell	12/18/13	11,839	1,145	(10,694)

Royal Bank of Scotland PLC (The)
	Australian Dollar	Buy	10/18/13	396,811	407,800	(10,989)

	Euro	Sell	12/18/13	706,600	686,202	(20,398)

	Hungarian Forint	Buy	12/18/13	369,326	370,493	(1,167)

	Japanese Yen	Sell	11/20/13	410,430	402,494	(7,936)

State Street Bank and Trust Co.
	Australian Dollar	Buy	10/18/13	1,195,466	1,196,294	(828)

	Brazilian Real	Buy	10/18/13	568,337	555,021	13,316

	Brazilian Real	Sell	10/18/13	568,337	554,427	(13,910)

	British Pound	Sell	12/18/13	1,549,064	1,488,364	(60,700)

	Canadian Dollar	Sell	10/18/13	73,460	74,886	1,426

	Czech Koruna	Buy	12/18/13	264,240	260,368	3,872

	Czech Koruna	Sell	12/18/13	264,240	256,307	(7,933)

	Euro	Buy	12/18/13	407,696	414,729	(7,033)

	Japanese Yen	Buy	11/20/13	160,190	159,977	213

	Japanese Yen	Sell	11/20/13	160,190	158,468	(1,722)

	Mexican Peso	Buy	10/18/13	237,589	239,662	(2,073)

	Norwegian Krone	Buy	12/18/13	56,646	52,575	4,071

	Singapore Dollar	Sell	11/20/13	447,761	432,693	(15,068)

	South Korean Won	Buy	11/20/13	485,278	479,950	5,328

	Swiss Franc	Sell	12/18/13	433,301	416,724	(16,577)

76	Dynamic Asset Allocation Conservative Fund

FORWARD CURRENCY CONTRACTS at 9/30/13 (aggregate face value $85,911,302) cont.

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

UBS AG
	Australian Dollar	Sell	10/18/13	$1,337,771	$1,270,196	$(67,575)

	British Pound	Buy	12/18/13	8,127,491	7,809,096	318,395

	Canadian Dollar	Sell	10/18/13	403,988	399,032	(4,956)

	Euro	Sell	12/18/13	1,835,104	1,808,050	(27,054)

	Japanese Yen	Buy	11/20/13	405,988	406,705	(717)

	Japanese Yen	Sell	11/20/13	411,336	405,836	(5,500)

	Mexican Peso	Buy	10/18/13	53,773	59,848	(6,075)

	New Zealand Dollar	Buy	10/18/13	433,242	405,207	28,035

	New Zealand Dollar	Sell	10/18/13	433,242	410,536	(22,706)

	Norwegian Krone	Sell	12/18/13	37,608	28,045	(9,563)

	Singapore Dollar	Buy	11/20/13	603,845	599,761	4,084

	Singapore Dollar	Sell	11/20/13	603,845	593,761	(10,084)

	Swedish Krona	Buy	12/18/13	407,824	395,609	12,215

	Swiss Franc	Sell	12/18/13	892,051	857,864	(34,187)

	Turkish Lira	Buy	12/18/13	357,272	369,336	(12,064)

	Turkish Lira	Sell	12/18/13	357,272	362,268	4,996

WestPac Banking Corp.
	Australian Dollar	Buy	10/18/13	215,833	238,727	(22,894)

	Canadian Dollar	Sell	10/18/13	62,301	57,437	(4,864)

	Euro	Buy	12/18/13	408,643	397,961	10,682

	Euro	Sell	12/18/13	408,643	401,826	(6,817)

	Japanese Yen	Sell	11/20/13	1,071,962	1,072,264	302

Total						$(592,056)

FUTURES CONTRACTS OUTSTANDING at 9/30/13

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

Euro STOXX 50 Index (Short)	145	$5,647,542	Dec-13	$(5,394)

FTSE 100 Index (Short)	26	2,706,268	Dec-13	77,585

MSCI EAFE Index Mini (Short)	196	17,788,960	Dec-13	(319,872)

Russell 2000 Index Mini (Short)	120	12,856,800	Dec-13	(233,040)

S&P 500 Index (Long)	6	2,511,450	Dec-13	(13,198)

S&P 500 Index E-Mini (Long)	97	8,120,355	Dec-13	(38,509)

S&P 500 Index E-Mini (Short)	249	20,845,035	Dec-13	185,841

S&P Mid Cap 400 Index
E-Mini (Long)	36	4,466,160	Dec-13	42,388

S&P Mid Cap 400 Index
E-Mini (Short)	19	2,357,140	Dec-13	(4,421)

SPI 200 Index (Long)	48	5,847,045	Dec-13	(15,874)

U.S. Treasury Bond 30 yr (Long)	77	10,269,875	Dec-13	229,049

U.S. Treasury Bond Ultra
30 yr (Long)	46	6,536,313	Dec-13	150,563

Dynamic Asset Allocation Conservative Fund	77

FUTURES CONTRACTS OUTSTANDING at 9/30/13 cont.

				Unrealized
	Number of		Expiration	appreciation/
	contracts	Value	date	(depreciation)

U.S. Treasury Note 2 yr (Long)	156	$34,361,438	Dec-13	$100,641

U.S. Treasury Note 2 yr (Short)	40	8,810,625	Dec-13	(25,701)

U.S. Treasury Note 5 yr (Long)	342	41,398,031	Dec-13	588,374

U.S. Treasury Note 10 yr (Long)	132	16,683,563	Dec-13	361,718

U.S. Treasury Note 10 yr (Short)	17	2,148,641	Dec-13	(48,345)

Total				$1,031,805

TBA SALE COMMITMENTS OUTSTANDING at 9/30/13 (proceeds receivable $30,628,281)

	Principal	Settlement
Agency	amount	date	Value

Federal National Mortgage Association, 6s,
October 1, 2043	$28,000,000	10/10/13	$30,628,281

Total			$30,628,281

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS OUTSTANDING at 9/30/13

	Upfront		Payments	Payments	Unrealized
	premium	Termination	made by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	fund per annum	(depreciation)

$62,805,300 E	$25,686	12/18/15	3 month USD-	0.75%	$(76,220)
			LIBOR-BBA

27,164,100 E	34,827	12/18/18	3 month USD-	2.05%	9,946
			LIBOR-BBA

5,042,800 E	52,551	12/18/43	3 month USD-	3.85%	133,116
			LIBOR-BBA

10,287,300 E	(50,810)	12/18/23	3 month USD-	3.15%	(274,703)
			LIBOR-BBA

Total	$62,254				$(207,861)

E Extended effective date.

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Bank of America N.A.
$213,320	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(5,031)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

Barclays Bank PLC
68,232	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(1,020)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,479,883	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(38,606)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

78	Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$518,259	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(8,068)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

6,887	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(30)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

37,690	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(296)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

26,290	—	1/12/41	5.00% (1 month	Synthetic MBX Index	264
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

422,267	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(6,574)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

7,957	—	1/12/40	5.00% (1 month	Synthetic MBX Index	75
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

544,766	—	1/12/40	4.50% (1 month	Synthetic MBX Index	8,900
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

1,615,544	—	1/12/41	5.00% (1 month	Synthetic MBX Index	16,212
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

74,231	—	1/12/41	5.00% (1 month	Synthetic MBX Index	745
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

13,020	—	1/12/40	5.00% (1 month	Synthetic MBX Index	123
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

42,678	—	1/12/40	5.00% (1 month	Synthetic MBX Index	402
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

30,743	—	1/12/40	5.00% (1 month	Synthetic MBX Index	289
			USD-LIBOR)	5.00% 30 year Fannie
				Mae pools

6,273	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(10)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

6,637	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(52)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

493,105	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(3,874)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

216,808	—	1/12/39	(6.00%) 1 month	Synthetic MBX Index	(359)
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

Dynamic Asset Allocation Conservative Fund	79

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
$352,235	$—	1/12/38	6.50% (1 month	Synthetic MBX Index	$2,767
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

154,863	—	1/12/39	6.00% (1 month	Synthetic MBX Index	256
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

74,540	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(453)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

37,333	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(227)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

37,333	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(227)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

213,320	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,031)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

74,791	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(455)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

194,206	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(1,181)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

74,791	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(455)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

1,252	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(10)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

57,735	—	1/12/41	5.00% (1 month	Synthetic MBX Index	579
			USD-LIBOR)	5.00% 30 year Ginnie
				Mae II pools

157,273	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(1,236)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

149,331	—	1/12/39	(5.50%) 1 month	Synthetic MBX Index	(908)
			USD-LIBOR	5.50% 30 year Fannie
				Mae pools

88,028	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(692)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

224,753	—	1/12/41	(5.00%) 1 month	Synthetic TRS Index	5,909
			USD-LIBOR	5.00% 30 year Fannie
				Mae pools

612,759	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	9,539
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

80	Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront		Payments	Total return	Unrealized
Swap counterparty/		premium	Termination	received (paid) by	received by	appreciation/
Notional amount		received (paid)	date	fund per annum	or paid by fund	(depreciation)

Barclays Bank PLC cont.
	$54,219	$—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	$(426)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

	57,099	151	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(257)
				USD-LIBOR	6.50% 30 year Fannie
					Mae pools

Citibank, N.A.
	784,060	—	1/12/41	5.00% (1 month	Synthetic MBX Index	7,868
				USD-LIBOR)	5.00% 30 year Fannie
					Mae pools

baskets	160	—	2/13/14	(3 month USD-	A basket	(101,960)
				LIBOR-BBA plus	(CGPUTQL2) of
				0.10%)	common stocks

units	3,675	—	2/13/14	3 month USD-	Russell 1000 Total	(432)
				LIBOR-BBA minus	Return Index
				0.15%

Credit Suisse International
	$213,320	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,031)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	612,759	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	9,539
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

	612,759	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	9,539
				USD-LIBOR	4.00% 30 year Fannie
					Mae pools

Goldman Sachs International
	175,904	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(2,112)
				USD-LIBOR)	6.00% 30 year Fannie
					Mae pools

	31,930	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(140)
				USD-LIBOR)	6.50% 30 year Fannie
					Mae pools

	82,066	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(1,278)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	80,803	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(1,906)
				USD-LIBOR)	4.50% 30 year Fannie
					Mae pools

	169,659	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(2,535)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	169,659	—	1/12/42	4.00% (1 month	Synthetic TRS Index	(2,535)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

	1,154,891	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(17,979)
				USD-LIBOR)	4.00% 30 year Fannie
					Mae pools

Dynamic Asset Allocation Conservative Fund	81

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$323,213	$—	1/12/41	4.50% (1 month	Synthetic TRS Index	$(7,623)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

589,383	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(9,175)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

602,099	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(14,201)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

136,673	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(3,223)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

46,255	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(720)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

2,630	—	1/12/38	6.50% (1 month	Synthetic TRS Index	(12)
			USD-LIBOR)	6.50% 30 year Fannie
				Mae pools

90,961	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(2,145)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

881,865	—	1/12/40	4.00% (1 month	Synthetic TRS Index	(16,897)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

316,327	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(4,925)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

34,435	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(271)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

41,447	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(326)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

957,436	—	1/12/41	4.00% (1 month	Synthetic TRS Index	(14,905)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

763,198	—	1/12/38	(6.50%) 1 month	Synthetic MBX Index	(5,996)
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

13,023	—	1/12/38	(6.50%) 1 month	Synthetic TRS Index	57
			USD-LIBOR	6.50% 30 year Fannie
				Mae pools

12,415	—	1/12/39	6.00% (1 month	Synthetic TRS Index	(149)
			USD-LIBOR)	6.00% 30 year Fannie
				Mae pools

213,320	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,031)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

82	Dynamic Asset Allocation Conservative Fund

OTC TOTAL RETURN SWAP CONTRACTS OUTSTANDING at 9/30/13 cont.

	Upfront		Payments	Total return	Unrealized
Swap counterparty/	premium	Termination	received (paid) by	received by	appreciation/
Notional amount	received (paid)	date	fund per annum	or paid by fund	(depreciation)

Goldman Sachs International cont.
$370,043	$—	1/12/41	4.00% (1 month	Synthetic TRS Index	$(5,761)
			USD-LIBOR)	4.00% 30 year Fannie
				Mae pools

85,882	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	2,026
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

1,487,702	—	1/12/41	(4.50%) 1 month	Synthetic TRS Index	35,088
			USD-LIBOR	4.50% 30 year Fannie
				Mae pools

JPMorgan Chase Bank N.A.
212,397	—	1/12/41	4.50% (1 month	Synthetic TRS Index	(5,009)
			USD-LIBOR)	4.50% 30 year Fannie
				Mae pools

44,564	—	1/12/39	(6.00%) 1 month	Synthetic TRS Index	535
			USD-LIBOR	6.00% 30 year Fannie
				Mae pools

108,924	—	1/12/41	(4.00%) 1 month	Synthetic TRS Index	1,694
			USD-LIBOR	4.00% 30 year Fannie
				Mae pools

Total	$151				$(195,349)

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Bank of America N.A.
CMBX NA BBB	BBB–/P	$957	$14,000	5/11/63	300 bp	$(397)
Index

CMBX NA BBB	BBB–/P	1,868	31,000	5/11/63	300 bp	(1,130)
Index

CMBX NA BBB	BBB–/P	3,828	62,000	5/11/63	300 bp	(2,168)
Index

CMBX NA BBB	BBB–/P	3,648	64,000	5/11/63	300 bp	(2,541)
Index

Barclays Bank PLC
NA HY Series 20	BBB–/P	(51,155)	1,574,000	6/20/18	500 bp	42,306
Index

CMBX NA BBB	BBB+/P	5,210	47,000	5/11/63	300 bp	666
Index

Credit Suisse International
CMBX NA BBB	BBB–/P	264	9,000	5/11/63	300 bp	(606)
Index

CMBX NA BBB	BB+/P	3,422	28,000	5/11/63	300 bp	715
Index

Dynamic Asset Allocation Conservative Fund	83

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$2,716	$28,000	5/11/63	300 bp	$8
Index

CMBX NA BBB	BBB–/P	555	29,000	5/11/63	300 bp	(2,249)
Index

CMBX NA BBB	BBB–/P	248	32,000	5/11/63	300 bp	(2,846)
Index

CMBX NA BBB	BBB–/P	3,502	44,000	5/11/63	300 bp	(753)
Index

CMBX NA BBB	BBB–/P	6,214	55,000	5/11/63	300 bp	896
Index

CMBX NA BBB	B+/P	5,335	55,000	5/11/63	300 bp	16
Index

CMBX NA BBB	BBB–/P	4,413	57,000	5/11/63	300 bp	(1,099)
Index

CMBX NA BBB	BBB–/P	3,750	57,000	5/11/63	300 bp	(1,762)
Index

CMBX NA BBB	BBB–/P	876	57,000	5/11/63	300 bp	(4,636)
Index

CMBX NA BBB	BBB–/P	4,628	58,000	5/11/63	300 bp	(980)
Index

CMBX NA BBB	BBB–/P	1,765	58,000	5/11/63	300 bp	(3,844)
Index

CMBX NA BBB	BBB–/P	1,022	58,000	5/11/63	300 bp	(4,587)
Index

CMBX NA BBB	B+/P	4,589	63,000	5/11/63	300 bp	(1,503)
Index

CMBX NA BBB	BBB–/P	743	64,000	5/11/63	300 bp	(5,446)
Index

CMBX NA BBB	B+/P	6,974	91,000	5/11/63	300 bp	(1,826)
Index

CMBX NA BBB	BBB–/P	4,924	120,000	5/11/63	300 bp	(6,680)
Index

NA HY Series 20	BBB–/P	(661,697)	16,805,000	6/20/18	500 bp	336,147
Index

CMBX NA BBB	BBB–/P	1,169	15,000	5/11/63	300 bp	(281)
Index

CMBX NA BBB	BBB–/P	2,326	24,000	5/11/63	300 bp	5
Index

CMBX NA BBB	BBB–/P	4,192	47,000	5/11/63	300 bp	(357)
Index

CMBX NA BBB	BBB–/P	5,269	48,000	5/11/63	300 bp	627
Index

84	Dynamic Asset Allocation Conservative Fund

OTC CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13 cont.

		Upfront			Payments
		premium		Termi-	received	Unrealized
Swap counterparty/		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

Credit Suisse International cont.
CMBX NA BBB	BBB–/P	$3,727	$49,000	5/11/63	300 bp	$(1,011)
Index

CMBX NA BBB	BBB–/P	5,640	51,000	5/11/63	300 bp	708
Index

CMBX NA BBB	BBB–/P	7,566	71,000	5/11/63	300 bp	700
Index

CMBX NA BBB	BBB+/P	9,927	94,000	5/11/63	300 bp	838
Index

JPMorgan Chase Bank N.A.
NA HY Series 20	B+/P	(239,492)	7,230,000	6/20/18	500 bp	189,809
Index

Total		$(841,077)				$526,739

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 9/30/13

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA IG Series 21	BB+/P	$(54,447)	$5,140,000	12/20/18	100 bp	$(6,291)
Index

NA IG Series 21	BBB–/P	(26,107)	2,410,000	12/20/18	100 bp	(3,528)
Index

NA IG Series 21	BBB+/P	(55,250)	5,145,000	12/20/18	100 bp	(7,047)
Index

NA IG Series 21	BBB+/P	(83,964)	7,640,000	12/20/18	100 bp	(12,386)
Index

Total		$(219,768)				$(29,252)

* Payments related to the referenced debt are made upon a credit default event.

** Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

*** Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at September 30, 2013. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

Dynamic Asset Allocation Conservative Fund	85

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Basic materials	$11,354,255	$—	$—

Capital goods	15,171,408	—	—

Communication services	9,516,224	—	—

Conglomerates	4,106,627	—	—

Consumer cyclicals	23,530,274	230	—

Consumer staples	19,651,165	—	1,418

Energy	17,334,190	—	—

Financials	35,414,707	—	394,710

Health care	26,567,169	—	—

Technology	27,571,899	—	—

Transportation	3,233,087	—	—

Utilities and power	4,688,211	—	—

Total common stocks	198,139,216	230	396,128

Convertible bonds and notes	—	68,578	—

Convertible preferred stocks	71,269	343,340	—

Corporate bonds and notes	—	135,737,637	—

Foreign government and agency bonds and notes	—	5,971,269	—

Investment companies	4,452,129	—	—

Mortgage-backed securities	—	25,450,193	—

Municipal bonds and notes	—	174,683	—

Preferred stocks	107,936	391,848	—

Senior loans	—	1,024,216	—

U.S. Government and agency mortgage obligations	—	145,435,740	—

U.S. Treasury obligations	—	57,710	—

Warrants	—	1,056	—

Short-term investments	139,721,862	27,128,616	—

Totals by level	$342,492,412	$341,785,116	$396,128

86	Dynamic Asset Allocation Conservative Fund

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$(592,056)	$—

Futures contracts	1,031,805	—	—

TBA sale commitments	—	(30,628,281)	—

Interest rate swap contracts	—	(270,115)	—

Total return swap contracts	—	(195,500)	—

Credit default contracts	—	1,558,332	—

Totals by level	$1,031,805	$(30,127,620)	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund	87

Statement of assets and liabilities 9/30/13

ASSETS

Investment in securities, at value, including $627,469 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $481,024,932)	$545,978,369
Affiliated issuers (identified cost $138,695,287) (Notes 1 and 5)	138,695,287

Cash	20,337

Foreign currency (cost $20,146) (Note 1)	20,314

Dividends, interest and other receivables	3,281,504

Receivable for shares of the fund sold	3,292,106

Receivable for investments sold	6,356,287

Receivable for sales of delayed delivery securities (Note 1)	31,993,035

Receivable for variation margin (Note 1)	391,073

Unrealized appreciation on forward currency contracts (Note 1)	661,002

Unrealized appreciation on OTC swap contracts (Note 1)	685,847

Premium paid on OTC swap contracts (Note 1)	952,344

Total assets	732,327,505

LIABILITIES

Payable for investments purchased	4,470,370

Payable for purchases of delayed delivery securities (Note 1)	146,192,453

Payable for shares of the fund repurchased	784,728

Payable for compensation of Manager (Note 2)	233,243

Payable for custodian fees (Note 2)	53,813

Payable for investor servicing fees (Note 2)	150,938

Payable for Trustee compensation and expenses (Note 2)	181,963

Payable for administrative services (Note 2)	2,290

Payable for distribution fees (Note 2)	315,349

Payable for variation margin (Note 1)	198,855

Unrealized depreciation on forward currency contracts (Note 1)	1,253,058

Unrealized depreciation on OTC swap contracts (Note 1)	354,457

Premium received on OTC swap contracts (Note 1)	111,418

TBA sale commitments, at value (proceeds receivable $30,628,281) (Note 1)	30,628,281

Collateral on securities loaned, at value (Note 1)	643,425

Collateral on certain derivative contracts, at value (Note 1)	1,727,710

Other accrued expenses	199,485

Total liabilities	187,501,836

Net assets	$544,825,669

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$488,170,912

Undistributed net investment income (Note 1)	3,996,105

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(12,831,612)

Net unrealized appreciation of investments and assets and liabilities in foreign currencies	65,490,264

Total — Representing net assets applicable to capital shares outstanding	$544,825,669

(Continued on next page)

88	Dynamic Asset Allocation Conservative Fund

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($384,650,860 divided by 37,152,605 shares)	$10.35

Offering price per class A share (100/94.25 of $10.35)*	$10.98

Net asset value and offering price per class B share ($25,472,159 divided by 2,477,030 shares)**	$10.28

Net asset value and offering price per class C share ($51,128,827 divided by 4,987,520 shares)**	$10.25

Net asset value and redemption price per class M share ($9,332,909 divided by 909,656 shares)	$10.26

Offering price per class M share (100/96.50 of $10.26)*	$10.63

Net asset value, offering price and redemption price per class R share
($4,461,221 divided by 421,054 shares)	$10.60

Net asset value, offering price and redemption price per class R5 share
($11,108 divided by 1,070 shares)	$10.38

Net asset value, offering price and redemption price per class R6 share
($2,981,210 divided by 287,112 shares)	$10.38

Net asset value, offering price and redemption price per class Y share
($66,787,375 divided by 6,433,580 shares)	$10.38

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund	89

Statement of operations Year ended 9/30/13

INVESTMENT INCOME

Interest (including interest income of $110,549 from investments in affiliated issuers) (Note 5)	$11,682,232

Dividends (net of foreign tax of $136,407)	5,450,601

Securities lending (Note 1)	13,311

Total investment income	17,146,144

EXPENSES

Compensation of Manager (Note 2)	3,001,267

Investor servicing fees (Note 2)	983,625

Custodian fees (Note 2)	132,219

Trustee compensation and expenses (Note 2)	50,344

Distribution fees (Note 2)	1,801,127

Administrative services (Note 2)	16,411

Other	311,327

Total expenses	6,296,320

Expense reduction (Note 2)	(5,853)

Net expenses	6,290,467

Net investment income	10,855,677

Net realized gain on investments (Notes 1 and 3)	19,245,419

Net realized gain on swap contracts (Note 1)	6,609,221

Net realized loss on futures contracts (Note 1)	(10,600,513)

Net realized gain on foreign currency transactions (Note 1)	19,583

Net realized gain on written options (Notes 1 and 3)	159,313

Net unrealized depreciation of assets and liabilities in foreign currencies during the year	(223,214)

Net unrealized appreciation of investments, futures contracts, swap contracts, written options,
and TBA sale commitments during the year	8,768,361

Net gain on investments	23,978,170

Net increase in net assets resulting from operations	$34,833,847

The accompanying notes are an integral part of these financial statements.

90	Dynamic Asset Allocation Conservative Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/13	Year ended 9/30/12

Operations:
Net investment income	$10,855,677	$11,436,344

Net realized gain on investments
and foreign currency transactions	15,433,023	12,990,623

Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	8,545,147	43,587,893

Net increase in net assets resulting from operations	34,833,847	68,014,860

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(6,177,280)	(6,053,012)

Class B	(225,049)	(230,076)

Class C	(445,853)	(422,960)

Class M	(101,310)	(94,498)

Class R	(55,608)	(51,031)

Class R5	(207)	(47)

Class R6	(30,108)	(48)

Class Y	(1,691,108)	(1,607,570)

Decrease from capital share transactions (Note 4)	(38,140,519)	(16,683,470)

Total increase (decrease) in net assets	(12,033,195)	42,872,148

NET ASSETS

Beginning of year	556,858,864	513,986,716

End of year (including undistributed net investment income
and distributions in excess of net investment income
of $3,996,105 and $2,412,363, respectively)	$544,825,669	$556,858,864

The accompanying notes are an integral part of these financial statements.

Dynamic Asset Allocation Conservative Fund	91

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss) [a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [b]	(in thousands)	(%) [c]	net assets (%)	(%) [g]

Class A
September 30, 2013	$9.88	.20	.43	.63	(.16)	(.16)	—	—	$10.35	6.46	$384,651	1.05	1.99	305
September 30, 2012	8.83	.21	1.00	1.21	(.16)	(.16)	—	—	9.88	13.76	376,279	1.07	2.21	278
September 30, 2011	9.08	.20	(.12) [j]	.08	(.33)	(.33)	—	— [e,f]	8.83	.84	352,757	1.07	2.12	288
September 30, 2010	8.60	.28	.69	.97	(.49)	(.49)	— [e]	—	9.08	11.57	376,055	1.05 [d]	3.21 [d]	196
September 30, 2009	8.35	.22	.35	.57	(.32)	(.32)	— [e]	— [e,h]	8.60	7.52	359,937	1.28 [d,i]	3.00 [d]	292

Class B
September 30, 2013	$9.81	.12	.44	.56	(.09)	(.09)	—	—	$10.28	5.72	$25,472	1.80	1.24	305
September 30, 2012	8.77	.14	.98	1.12	(.08)	(.08)	—	—	9.81	12.86	25,916	1.82	1.46	278
September 30, 2011	9.02	.13	(.11) [j]	.02	(.27)	(.27)	—	— [e,f]	8.77	.09	26,068	1.82	1.36	288
September 30, 2010	8.54	.22	.68	.90	(.42)	(.42)	— [e]	—	9.02	10.85	32,603	1.80 [d]	2.49 [d]	196
September 30, 2009	8.27	.17	.36	.53	(.26)	(.26)	— [e]	— [e,h]	8.54	7.02	37,157	2.03 [d,i]	2.24 [d]	292

Class C
September 30, 2013	$9.78	.12	.44	.56	(.09)	(.09)	—	—	$10.25	5.74	$51,129	1.80	1.24	305
September 30, 2012	8.75	.14	.98	1.12	(.09)	(.09)	—	—	9.78	12.80	48,885	1.82	1.46	278
September 30, 2011	8.99	.13	(.10) [j]	.03	(.27)	(.27)	—	— [e,f]	8.75	.22	43,703	1.82	1.38	288
September 30, 2010	8.53	.21	.67	.88	(.42)	(.42)	— [e]	—	8.99	10.62	43,589	1.80 [d]	2.45 [d]	196
September 30, 2009	8.28	.17	.34	.51	(.26)	(.26)	— [e]	— [e,h]	8.53	6.79	40,389	2.03 [d,i]	2.25 [d]	292

Class M
September 30, 2013	$9.79	.15	.43	.58	(.11)	(.11)	—	—	$10.26	5.98	$9,333	1.55	1.49	305
September 30, 2012	8.76	.16	.98	1.14	(.11)	(.11)	—	—	9.79	13.07	8,011	1.57	1.71	278
September 30, 2011	9.00	.15	(.10) [j]	.05	(.29)	(.29)	—	— [e,f]	8.76	.43	7,505	1.57	1.62	288
September 30, 2010	8.53	.24	.67	.91	(.44)	(.44)	— [e]	—	9.00	11.00	8,767	1.55 [d]	2.73 [d]	196
September 30, 2009	8.27	.19	.35	.54	(.28)	(.28)	— [e]	— [e,h]	8.53	7.18	8,859	1.78 [d,i]	2.55 [d]	292

Class R
September 30, 2013	$10.11	.18	.45	.63	(.14)	(.14)	—	—	$10.60	6.26	$4,461	1.30	1.74	305
September 30, 2012	9.03	.19	1.02	1.21	(.13)	(.13)	—	—	10.11	13.51	3,933	1.32	1.95	278
September 30, 2011	9.27	.18	(.11) [j]	.07	(.31)	(.31)	—	— [e,f]	9.03	.68	3,582	1.32	1.88	288
September 30, 2010	8.75	.26	.72	.98	(.46)	(.46)	— [e]	—	9.27	11.55	3,377	1.30 [d]	2.94 [d]	196
September 30, 2009	8.45	.21	.39	.60	(.30)	(.30)	— [e]	— [e,h]	8.75	7.74	2,594	1.53 [d,i]	2.71 [d]	292

Class R5
September 30, 2013	$9.90	.24	.44	.68	(.20)	(.20)	—	—	$10.38	6.87	$11.74		2.30	305
September 30, 2012†	9.57	.05	.33	.38	(.05)	(.05)	—	—	9.90	3.93 *	10	.19 *	.55 *	278

Class R6
September 30, 2013	$9.90	.23	.45	.68	(.20)	(.20)	—	—	$10.38	6.94	$2,981.67		2.20	305
September 30, 2012†	9.57	.06	.32	.38	(.05)	(.05)	—	—	9.90	3.94 *	10	.17 *	.57 *	278

Class Y
September 30, 2013	$9.90	.23	.44	.67	(.19)	(.19)	—	—	$10.38	6.80	$66,787.80		2.27	305
September 30, 2012	8.86	.23	.99	1.22	(.18)	(.18)	—	—	9.90	13.89	93,814.82		2.46	278
September 30, 2011	9.10	.21	(.09) [j]	.12	(.36)	(.36)	—	— [e,f]	8.86	1.21	80,371.82		2.26	288
September 30, 2010	8.62	.31	.68	.99	(.51)	(.51)	— [e]	—	9.10	11.85	595,429	.80 [d]	3.45 [d]	196
September 30, 2009	8.34	.25	.37	.62	(.34)	(.34)	— [e]	— [e,h]	8.62	8.17	539,433	1.03 [d,i]	3.29 [d]	292

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

92	Dynamic Asset Allocation Conservative Fund	Dynamic Asset Allocation Conservative Fund	93

Financial highlights (Continued)

* Not annualized.

† For the period July 3, 2012 (commencement of operations) to September 30, 2012.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

d Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

September 30, 2010	0.02%

September 30, 2009	0.05

e Amount represents less than $0.01 per share.

f Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

g Portfolio turnover excludes TBA purchase and sale transactions.

h Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear, Stearns & Co., Inc. which amounted to less than $0.01 per share outstanding as of May 31, 2009.

i Includes interest accrued in connection with certain terminated derivative contracts, which amounted to 0.11% of average net assets as of September 30, 2009.

j The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of fund shares in relation to fluctuating market values of the investments of the fund.

The accompanying notes are an integral part of these financial statements.

94	Dynamic Asset Allocation Conservative Fund

Notes to financial statements 9/30/13

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from October 1, 2012 through September 30, 2013.

Putnam Dynamic Asset Allocation Conservative Fund (the fund) is a diversified series of Putnam Asset Allocation Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek total return consistent with preservation of capital. Total return is composed of capital appreciation and income. The fund invests mainly in fixed-income investments, including U.S. and foreign government obligations, corporate obligations and securitized debt instruments (such as mortgage-backed investments). Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell fixed-income investments. The fund also invests, to a lesser extent, in equity securities (growth or value stocks or both) of U.S. and foreign companies of any size. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell equity investments. Putnam Management may also select other investments that do not fall within these asset classes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Dynamic Asset Allocation Conservative Fund	95

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. Certain securities may be valued on the basis of a price provided by a single source. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

Securities purchased or sold on a forward commitment or delayed delivery basis may be settled a month or more after the trade date; interest income is accrued based on the terms of the securities. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Stripped securities The fund may invest in stripped securities which represent a participation in securities that may be structured in classes with rights to receive different portions of the interest and principal. Interest-only securities receive all of the interest and principal-only securities receive all of the principal. If the interest-only securities experience greater than anticipated prepayments of principal, the fund may fail to recoup fully its initial investment in these securities. Conversely, principal-only securities increase in value if prepayments are greater than anticipated

96	Dynamic Asset Allocation Conservative Fund

and decline if prepayments are slower than anticipated. The market value of these securities is highly sensitive to changes in interest rates.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Options contracts The fund uses options contracts to hedge duration and convexity, to isolate prepayment risk, to gain exposure to interest rates, to hedge against changes in values of securities it owns, owned or expects to own, to hedge prepayment risk, to generate additional income for the portfolio, to enhance the return on a security owned, to enhance the return on securities owned and to manage downside risks.

The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. OTC traded options are valued using prices supplied by dealers. Forward premium swap option contracts include premiums that do not settle until the expiration date of the contract. The delayed settlement of the premiums are factored into the daily valuation of the option contracts.

Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Futures contracts The fund uses futures contracts to manage exposure to market risk, to hedge prepayment risk, to hedge interest rate risk, to gain exposure to interest rates and to equitize cash.

The potential risk to the fund is that the change in value of futures contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. With futures, there is minimal counterparty credit risk to the fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Risks may exceed amounts recognized on the Statement of assets and liabilities. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund and the broker agree to exchange an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin.”

Futures contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk and to gain exposure on currency.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or

Dynamic Asset Allocation Conservative Fund	97

loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Interest rate swap contracts The fund entered into OTC and/or centrally cleared interest rate swap contracts, which are arrangements between two parties to exchange cash flows based on a notional principal amount, to hedge interest rate risk, to gain exposure on interest rates and to hedge prepayment risk.

An OTC and centrally cleared interest rate swap can be purchased or sold with an upfront premium. For OTC interest rate contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. OTC and centrally cleared interest rate swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change is recorded as an unrealized gain or loss on OTC interest rate swaps. Daily fluctuations in the value of centrally cleared interest rate swaps are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Payments, including upfront premiums, received or made are recorded as realized gains or losses at the closing of the contract. Certain OTC and centrally cleared interest rate swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract.

The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or if the counterparty defaults, in the case of OTC interest rate contracts, or the central clearing agency or a clearing member defaults, in the case of centrally cleared interest rate swap contracts, on its respective obligation to perform under the contract. The fund’s maximum risk of loss from counterparty risk or central clearing risk is the fair value of the contract. This risk may be mitigated for OTC interest rate swap contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared interest rate swap contracts through the daily exchange of variation margin. There is minimal counterparty risk with respect to centrally cleared interest rate swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

Interest rate swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Total return swap contracts The fund entered into OTC total return swap contracts, which are arrangements to exchange a market linked return for a periodic payment, both based on a notional principal amount, to hedge sector exposure, to manage exposure to specific sectors or industries, to gain exposure to specific markets or countries and to gain exposure to specific sectors or industries.

To the extent that the total return of the security, index or other financial measure underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the fund will receive a payment from or make a payment to the counterparty. OTC total return swap contracts are marked to market daily based upon quotations from an independent pricing service or market makers and the change, if any, is recorded as an unrealized gain or loss. Payments received or made are recorded as realized gains or losses. Certain OTC total return swap contracts may include extended effective dates. Payments related to these swap contracts are accrued based on the terms of the contract. The fund could be exposed to credit or market risk due to unfavorable changes in the fluctuation of interest rates or in the price of the underlying security or index, the possibility that there is no liquid market for these agreements or that the counterparty may default on its obligation to perform. The fund’s maximum risk of loss from counterparty risk is the fair value of the contract. This risk may be mitigated by having a master netting arrangement between the fund and the counterparty. Risk of loss may exceed amounts recognized on the Statement of assets and liabilities.

OTC total return swap contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk and to gain exposure on individual names and/or baskets of securities.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes an upfront payment and a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay,

98	Dynamic Asset Allocation Conservative Fund

restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the close of the contract. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties are settled through a central clearing agent through variation margin payments. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and market value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,146,742 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $760,355 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund for these agreements totaled $559,944.

TBA purchase commitments The fund may enter into TBA (to be announced) commitments to purchase securities for a fixed unit price at a future date beyond customary settlement time. Although the unit price has been established, the principal value has not been finalized. However, it is anticipated that the amount of the commitments will not significantly differ from the principal amount. The fund holds, and maintains until settlement date, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or the fund may enter into offsetting contracts for the forward sale of other securities it owns. Income on the securities will not be earned until settlement date. TBA purchase commitments may be considered securities themselves, and involve a risk of loss

Dynamic Asset Allocation Conservative Fund	99

if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the fund’s other assets. Unsettled TBA purchase commitments are valued at fair value of the underlying securities, according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss.

Although the fund will generally enter into TBA purchase commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, the fund may dispose of a commitment prior to settlement if Putnam Management deems it appropriate to do so.

TBA sale commitments The fund may enter into TBA sale commitments to hedge its portfolio positions or to sell mortgage-backed securities it owns under delayed delivery arrangements. Proceeds of TBA sale commitments are not received until the contractual settlement date. During the time a TBA sale commitment is outstanding, equivalent deliverable securities, or an offsetting TBA purchase commitment deliverable on or before the sale commitment date, are held as “cover” for the transaction.

Unsettled TBA sale commitments are valued at the fair value of the underlying securities, generally according to the procedures described under “Security valuation” above. The contract is marked to market daily and the change in market value is recorded by the fund as an unrealized gain or loss. If the TBA sale commitment is closed through the acquisition of an offsetting TBA purchase commitment, the fund realizes a gain or loss. If the fund delivers securities under the commitment, the fund realizes a gain or a loss from the sale of the securities based upon the unit price established at the date the commitment was entered into. TBA sale commitments outstanding at period end, if any, are listed after the fund’s portfolio.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $627,469 and the fund received cash collateral of $643,425.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

100	Dynamic Asset Allocation Conservative Fund

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At September 30, 2013, the fund had a capital loss carryover of $5,873,719 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryover and the expiration date is:

Loss carryover

Short-term	Long-term	Total	Expiration

$5,873,719	N/A	$5,873,719	September 30, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, foreign currency gains and losses, unrealized gains and losses on certain futures contracts, straddle loss deferrals, income on swap contracts and interest-only securities. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $4,279,314 to decrease distributions in excess of net investment income, $293,629 to increase paid-in-capital and $4,572,943 to increase accumulated net realized loss.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$67,497,589
Unrealized depreciation	(6,664,548)

Net unrealized appreciation	60,833,041
Undistributed ordinary income	3,900,932
Capital loss carryforward	(5,873,719)
Cost for federal income tax purposes	$623,784,331

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.680%	of the first $5 billion,	0.480%	of the next $50 billion,

0.630%	of the next $5 billion,	0.460%	of the next $50 billion,

0.580%	of the next $10 billion,	0.450%	of the next $100 billion and

0.530%	of the next $10 billion,	0.445%	of any excess thereafter.

Dynamic Asset Allocation Conservative Fund	101

Following the death on October 8, 2013 of The Honourable Paul G. Desmarais, who controlled directly and indirectly a majority of the voting shares of Power Corporation of Canada, the ultimate parent company of Putnam Management, the Trustees of the fund approved an interim management contract with Putnam Management. Consistent with Rule 15a-4 under the Investment Company Act of 1940, the interim management contract will remain in effect until the earlier to occur of (i) approval by the fund’s shareholders of a new management contract and (ii) March 7, 2014. Except with respect to termination, the terms of the interim management contract, including terms relating to fees payable to Putnam Management, are identical to the terms of the fund’s previous management contract with Putnam Management. The Trustees of the fund also approved the continuance, effective October 8, 2013, of the sub-management contract between Putnam Management and Putnam Investments Limited (PIL) and of the sub-advisory contract between Putnam Management, PIL and The Putnam Advisory Company, LLC (PAC) described below, for a term no longer than March 7, 2014.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit. This expense limitation remains in place under the interim management contract described above.

PIL, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

PAC, an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing (except for Class R5 and R6 shares) based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Class R5 shares pay a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.12%. Class R6 shares pay a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$666,135	Class R5	13

Class B	44,669	Class R6	740

Class C	87,892	Class Y	161,211

Class M	15,733	Total	$983,625

Class R	7,232

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,004 under the expense offset arrangements and by $4,849 under the brokerage/service arrangements.

102	Dynamic Asset Allocation Conservative Fund

Each independent Trustee of the fund receives an annual Trustee fee, of which $418, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$954,105	Class M	67,527

Class B	255,692	Class R	20,727

Class C	503,076	Total	$1,801,127

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $70,966 and $2,173 from the sale of class A and class M shares, respectively, and received $8,306 and $2,679 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $141 and no monies on class A and class M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments and TBA transactions aggregated $1,199,520,408 and $1,232,173,576, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Written swap option	Written swap option
	contract amounts	premiums

Written options outstanding at the
beginning of the reporting period	$79,906,953	$5,744,561

Options opened	26,835,000	128,244
Options exercised	(7,245,000)	(5,005)
Options expired	—	—
Options closed	(99,496,953)	(5,867,800)

Written options outstanding at the
end of the reporting period	$—	$—

Dynamic Asset Allocation Conservative Fund	103

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/13		Year ended 9/30/12

Class A	Shares	Amount	Shares	Amount

Shares sold	6,050,464	$61,294,876	6,291,757	$59,199,377

Shares issued in connection with
reinvestment of distributions	582,348	5,913,666	611,192	5,752,855

	6,632,812	67,208,542	6,902,949	64,952,232

Shares repurchased	(7,575,971)	(76,683,165)	(8,745,180)	(82,165,765)

Net decrease	(943,159)	$(9,474,623)	(1,842,231)	$(17,213,533)

	Year ended 9/30/13		Year ended 9/30/12

Class B	Shares	Amount	Shares	Amount

Shares sold	567,886	$5,712,022	554,362	$5,191,014

Shares issued in connection with
reinvestment of distributions	21,207	214,038	22,483	209,937

	589,093	5,926,060	576,845	5,400,951

Shares repurchased	(753,221)	(7,577,178)	(906,623)	(8,480,242)

Net decrease	(164,128)	$(1,651,118)	(329,778)	$(3,079,291)

	Year ended 9/30/13		Year ended 9/30/12

Class C	Shares	Amount	Shares	Amount

Shares sold	979,723	$9,856,181	877,591	$8,185,202

Shares issued in connection with
reinvestment of distributions	40,774	410,291	40,866	380,636

	1,020,497	10,266,472	918,457	8,565,838

Shares repurchased	(1,030,507)	(10,366,646)	(916,272)	(8,506,021)

Net increase (decrease)	(10,010)	$(100,174)	2,185	$59,817

	Year ended 9/30/13		Year ended 9/30/12

Class M	Shares	Amount	Shares	Amount

Shares sold	201,070	$1,988,327	175,185	$1,605,020

Shares issued in connection with
reinvestment of distributions	9,780	98,472	9,819	91,600

	210,850	2,086,799	185,004	1,696,620

Shares repurchased	(119,619)	(1,201,574)	(223,809)	(2,086,439)

Net increase (decrease)	91,231	$885,225	(38,805)	$(389,819)

	Year ended 9/30/13		Year ended 9/30/12

Class R	Shares	Amount	Shares	Amount

Shares sold	136,123	$1,414,279	204,872	$1,964,014

Shares issued in connection with
reinvestment of distributions	5,123	53,261	5,070	48,786

	141,246	1,467,540	209,942	2,012,800

Shares repurchased	(109,361)	(1,134,002)	(217,315)	(2,093,473)

Net increase (decrease)	31,885	$333,538	(7,373)	$(80,673)

104	Dynamic Asset Allocation Conservative Fund

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R5	Shares	Amount	Shares	Amount

Shares sold	—	$—	1,045	$10,000

Shares issued in connection with
reinvestment of distributions	20	207	5	47

	20	207	1,050	10,047

Shares repurchased	—	—	—	—

Net increase	20	$207	1,050	$10,047

			For the period 7/3/12
			(commencement of operations)
	Year ended 9/30/13		to 9/30/12

Class R6	Shares	Amount	Shares	Amount

Shares sold	287,164	$2,955,049	1,045	$10,000

Shares issued in connection with
reinvestment of distributions	2,911	30,108	5	48

	290,075	2,985,157	1,050	10,048

Shares repurchased	(4,013)	(41,029)	—	—

Net increase	286,062	$2,944,128	1,050	$10,048

	Year ended 9/30/13		Year ended 9/30/12

Class Y	Shares	Amount	Shares	Amount

Shares sold	5,848,777	$59,181,641	2,330,438	$22,174,494

Shares issued in connection with
reinvestment of distributions	164,991	1,676,838	169,492	1,599,717

	6,013,768	60,858,479	2,499,930	23,774,211

Shares repurchased	(9,054,120)	(91,936,181)	(2,101,430)	(19,774,277)

Net increase (decrease)	(3,040,352)	$(31,077,702)	398,500	$3,999,934

At the close of the reporting period, Putnam Investments, LLC owned the following class shares of the fund:

	Shares owned	Percentage of ownership	Value

Class R5	1,070	100.0%	$11,108

Class R6	1,071	0.4%	$11,117

Dynamic Asset Allocation Conservative Fund	105

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund, which are under common ownership or control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Money Market
Liquidity Fund*	$137,610,237	$121,342,072	$220,588,678	$71,533	$38,363,631

Putnam Short Term
Investment Fund*	—	264,648,378	164,960,147	39,016	99,688,231

Totals	$137,610,237	$385,990,450	$385,548,825	$110,549	$138,051,862

* Management fees charged to Putnam Money Market Liquidity Fund and Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher yielding, lower rated bonds that may have a higher rate of default. The fund may invest a significant portion of its assets in securitized debt instruments, including mortgage-backed and asset-backed investments. The yields and values of these investments are sensitive to changes in interest rates, the rate of principal payments on the underlying assets and the market’s perception of the issuers. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

Note 8: Summary of derivative activity

The average volume of activity for the reporting period for any derivative type that was held during the period is listed below and was as follows:

Purchased swap option contracts (contract amount)	$13,200,000

Written swap option contracts (contract amount) (Note 3)	$7,700,000

Futures contracts (number of contracts)	2,000

Forward currency contracts (contract amount)	$179,500,000

OTC interest rate swap contracts (notional)	$92,700,000

Centrally cleared interest rate swap contracts (notional)	$26,600,000

OTC total return swap contracts (notional)	$63,100,000

OTC credit default swap contracts (notional)	$44,400,000

Centrally cleared credit default swap contracts (notional)	$4,700,000

Warrants (number of warrants)	35,000

106	Dynamic Asset Allocation Conservative Fund

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Market value	liabilities location	Market value

Receivables, Net
assets — Unrealized
Credit contracts	appreciation	$1,711,122*	Payables	$152,790

Foreign exchange
contracts	Receivables	661,002	Payables	1,253,058

Investments, Net
	assets — Unrealized		Payables, Net assets —
Equity contracts	appreciation	306,870*	Unrealized depreciation	732,700*

Receivables, Net
	assets — Unrealized		Payables, Net assets —
Interest rate contracts	appreciation	1,623,316*	Unrealized depreciation	630,240*

Total		$4,302,310		$2,768,788

* Includes cumulative appreciation/depreciation of futures contracts and centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted			Forward
for as hedging instruments			currency
under ASC 815	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$4,693,738	$4,693,738

Foreign exchange
contracts	—	—	238,073	—	238,073

Equity contracts	—	(6,192,449)	—	1,637,174	(4,555,275)

Interest rate contracts	(99,085)	(4,408,064)	—	278,309	(4,228,840)

Total	$(99,085)	$(10,600,513)	$238,073	$6,609,221	$(3,852,304)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not
accounted for as				Forward
hedging instruments				currency
under ASC 815	Warrants	Options	Futures	contracts	Swaps	Total

Credit contracts	$—	$—	$—	$—	$(933,332)	$(933,332)

Foreign exchange
contracts	—	—	—	(501,077)	—	(501,077)

Equity contracts	(6,275)	—	(1,194,284)	—	(1,169,906)	(2,370,465)

Interest rate contracts	—	4,015	1,350,614	—	179,720	1,534,349

Total	$(6,275)	$4,015	$156,330	$(501,077)	$(1,923,518)	$(2,270,525)

Dynamic Asset Allocation Conservative Fund	107

Note 9: New accounting pronouncement

In January 2013, ASU 2013–01, “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities,” amended ASU No. 2011–11, “Disclosures about Offsetting Assets and Liabilities.” The ASUs create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASUs 2013–01 and 2011–11 and their impact, if any, on the fund’s financial statements.

108	Dynamic Asset Allocation Conservative Fund

Federal tax information (Unaudited)

The fund designated 27.61% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 39.44%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $8,011,885 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2014 will show the tax status of all distributions paid to your account in calendar 2013.

Dynamic Asset Allocation Conservative Fund	109

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado. Member of the Investment Committee, the Denver Foundation.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility; Cody Resources Management, a private company in the energy and ranching businesses

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. President Emeritus and former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: From 2009 until 2012, served as Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Global Markets and Corporate Ownership at The Columbia University Law School.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

110	Dynamic Asset Allocation Conservative Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2013, there were 116 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

Dynamic Asset Allocation Conservative Fund	111

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Investments and Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments, Putnam	Vice President
Management, and Putnam Retail Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President, Treasurer, and Clerk
Since 2010	Nancy E. Florek (Born 1957)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Director of Proxy Voting and
2010); Senior Financial Analyst, Old Mutual Asset	Corporate Governance, Assistant Clerk,
Management (2007–2008); Senior Financial	and Associate Treasurer
Analyst, Putnam Investments (1999–2007)	Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

112	Dynamic Asset Allocation Conservative Fund

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

Dynamic Asset Allocation Conservative Fund	113

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax Exempt Money Market Fund*
Value	Tax-Free High Yield Fund
Convertible Securities Fund
Equity Income Fund	State tax-free income funds:
George Putnam Balanced Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

114	Dynamic Asset Allocation Conservative Fund

Absolute Return	Putnam RetirementReady® Funds — portfolios
Absolute Return 100 Fund®	with automatically adjusting allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market instruments,
Absolute Return 500 Fund®	becoming more conservative over time.
Absolute Return 700 Fund®
RetirementReady 2055 Fund
Global Sector	RetirementReady 2050 Fund
Global Consumer Fund	RetirementReady 2045 Fund
Global Energy Fund	RetirementReady 2040 Fund
Global Financials Fund	RetirementReady 2035 Fund
Global Health Care Fund	RetirementReady 2030 Fund
Global Industrials Fund	RetirementReady 2025 Fund
Global Natural Resources Fund	RetirementReady 2020 Fund
Global Sector Fund	RetirementReady 2015 Fund
Global Technology Fund
Global Telecommunications Fund	Putnam Retirement Income Lifestyle
Global Utilities Fund	Funds — portfolios with managed
allocations to stocks, bonds, and money
Asset Allocation	market investments to generate
Putnam Global Asset Allocation Funds —	retirement income.
portfolios with allocations to stocks, bonds,
and money market instruments that are	Retirement Income Fund Lifestyle 1
adjusted dynamically within specified ranges	Retirement Income Fund Lifestyle 2
as market conditions change.	Retirement Income Fund Lifestyle 3

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation
Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Dynamic Asset Allocation Conservative Fund	115

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Investment Sub-Advisor	Robert E. Patterson	and Assistant Treasurer
The Putnam Advisory	George Putnam, III
Company, LLC	Robert L. Reynolds	Susan G. Malloy
One Post Office Square	W. Thomas Stephens	Vice President and
Boston, MA 02109		Assistant Treasurer
Officers
Marketing Services	Robert L. Reynolds	James P. Pappas
Putnam Retail Management	President	Vice President
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Mark C. Trenchard
	Executive Vice President,	Vice President and
Custodian	Principal Executive Officer, and	BSA Compliance Officer
State Street Bank	Compliance Liaison
and Trust Company		Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
Legal Counsel	Vice President and	Proxy Voting and Corporate
Ropes & Gray LLP	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Auditors	Robert T. Burns
PricewaterhouseCoopers LLP	Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Dynamic Asset Allocation Conservative Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam. com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

116	Dynamic Asset Allocation Conservative Fund

75 YEARS

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

PROUD SPONSOR

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log onto putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN060
283889 11/13

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In July 2013, the Code of Ethics of Putnam Investment Management, LLC was amended. The changes to the Code of Ethics were as follows: (i) eliminating the requirement for employees to hold their shares of Putnam mutual funds for specified periods of time, (ii) removing the requirement to preclear transactions in certain kinds of exchange-traded funds and exchange-traded notes, although reporting of all such instruments remains required; (iii) eliminating the excessive trading rule related to employee transactions in securities requiring preclearance under the Code; (iv) adding provisions related to monitoring of employee trading; (v) changing from a set number of shares to a set dollar value of stock of mid- and large-cap companies on the Restricted List that can be purchased or sold; (vi) adding a requirement starting in March 2014 for employees to generally use certain approved brokers that provide Putnam with an electronic feed of transactions and statements for their personal brokerage accounts; and (vii) certain other changes.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2013	$128,446	$--	$29,790	$ —
September 30, 2012	$181,777	$--	$29,883	$1,071

For the fiscal years ended September 30, 2013 and September 30, 2012, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $179,790 and $192,963 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2013	$ —	$150,000	$ —	$ —

September 30, 2012	$ —	$45,000	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Asset Allocation Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 26, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 26, 2013